       As filed with Securities and Exchange Commission on April 25, 2008.

                                                  File Nos. 002-87775, 811-04815

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

           Registration Statement Under the Securities Act of 1933 [X]
                         Pre-Effective Amendment No. [ ]
                       Post-Effective Amendment No. 42 [X]

                                     and/or

       Registration Statement Under the Investment Company Act of 1940 [X]
                              Amendment No. 44 [X]

                                   ----------

                                Ultra Series Fund
                                2000 Heritage Way
                               Waverly, Iowa 50677
                            (319) 352-4090, ext. 2157
             (Registrant's Exact Name, Address and Telephone Number)

                            Pamela M. Krill, Esquire
                          CUNA Mutual Insurance Society
                                CUNA Mutual Group
                                2000 Heritage Way
                               Waverly, Iowa 50677
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

[ ]  immediately upon filing pursuant to paragraph (b)

[X]  on May 1, 2008 pursuant to paragraph (b)

[ ]  60 days after filing pursuant to paragraph (a)(1)

[ ]  on (date) pursuant to paragraph (a)(1)

[ ]  75 days after filing pursuant to paragraph (a)(2)

[ ]  on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                ULTRA SERIES FUND


PROSPECTUS                                                           MAY 1, 2008


                          Conservative Allocation Fund
                            Moderate Allocation Fund
                           Aggressive Allocation Fund
                                Money Market Fund
                                    Bond Fund
                                High Income Fund
                             Diversified Income Fund
                              Large Cap Value Fund
                              Large Cap Growth Fund
                               Mid Cap Value Fund
                               Mid Cap Growth Fund
                              Small Cap Value Fund
                              Small Cap Growth Fund
                             Global Securities Fund
                            International Stock Fund


                           Target Retirement 2020 Fund



                           Target Retirement 2030 Fund



                           Target Retirement 2040 Fund



As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved the shares in these funds, nor does the SEC guarantee the accuracy or adequacy of the prospectus. Any statement to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
THE FUNDS
   Conservative Allocation Fund..........................................     1
   Moderate Allocation Fund..............................................     4
   Aggressive Allocation Fund............................................     7
   Money Market Fund.....................................................    10
   Bond Fund.............................................................    12
   High Income Fund......................................................    14
   Diversified Income Fund...............................................    16
   Large Cap Value Fund..................................................    18
   Large Cap Growth Fund.................................................    20
   Mid Cap Value Fund....................................................    22
   Mid Cap Growth Fund...................................................    24
   Small Cap Value Fund..................................................    26
   Small Cap Growth Fund.................................................    27
   Global Securities Fund................................................    28
   International Stock Fund..............................................    31
   Introduction to the Target Retirement Funds...........................    34
   Target Retirement 2020 Fund...........................................    35
   Target Retirement 2030 Fund...........................................    37
   Target Retirement 2040 Fund...........................................    38
   Expenses..............................................................    41

THE SHARES
   Offer.................................................................    43
   Purchase and Redemption...............................................    43
   Frequent Trading......................................................    44
   Dividends.............................................................    45
   Pricing of Fund Shares................................................    45
   Taxes.................................................................    46

MORE ABOUT ULTRA SERIES FUND
   Investment Adviser....................................................    46
   Portfolio Management..................................................    47
   Inquiries.............................................................    52
   Financial Highlights..................................................    52



Additional information about each fund's investments is available in the annual and semi-annual reports to shareholders of the Ultra Series Fund (the "Trust"). In particular, the funds' annual reports will discuss the relevant market conditions and investment strategies used by the funds' portfolio manager(s) that materially affected the funds' performance during the prior fiscal year. Additional information about the funds is available in the Statement of Additional Information (the "SAI"). You may get a copy of any of these reports at no cost by calling 1-800-798-5500.



Please note that an investment in any of these funds is not a deposit in a credit union or other financial institution and is neither insured nor endorsed in any way by any credit union, other financial institution, or government agency. Such an investment involves certain risks, including loss of principal, and is not guaranteed to result in positive investment gains. These funds may not achieve their objectives.

                          CONSERVATIVE ALLOCATION FUND




INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    want a core investment;

- seek higher potential returns than bond funds and are willing to accept moderate risk of volatility;

-    want a well-diversified and relatively stable investment allocation;

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon;

                                       or

-    need absolute stability of your principal.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Conservative Allocation Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.



INVESTMENT OBJECTIVE - What is this fund's goal?


The CONSERVATIVE ALLOCATION FUND seeks income, capital appreciation and relative stability of value.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Conservative Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds"). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:



0-20%   money market funds;
0-80%   debt securities (e.g., bond funds);
0-20%   below-investment grade debt securities (e.g., high income funds);
0-50%   equity securities (e.g., U.S. stock funds);
0-50%   foreign securities (e.g., international stock and bond funds); and
0-20%   alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).



MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee ("IPC"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund

                          CONSERVATIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)


invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.



The fund, through the underlying funds, is most subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income-bearing securities. When interest rates rise, bond prices fall; generally, the longer a bond's maturity, the more sensitive it is to this risk.



The fund, through the underlying funds, is also subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. There is also PREPAYMENT/EXTENSION RISK, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the underlying fund's return. To the extent that the underlying funds invest in NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds), the fund is also subject to above-average credit, market and other risks.


While the majority of the fund's assets will typically be invested in underlying funds that invest primarily in debt securities, to the extent that the fund invests in underlying funds that invest in equities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements.

To the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities. A further discussion of the risks associated with FOREIGN SECURITIES is included in the principal risks section of the International Fund and in the SAI.

The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


CONSERVATIVE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                          CONSERVATIVE ALLOCATION FUND


HOW HAS THE CONSERVATIVE ALLOCATION FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Conservative Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of any dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.



                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31


                              (PERFORMANCE GRAPH)

2007   3.92%


Best Calendar Quarter:    3Q 2007    2.10%
Worst Calendar Quarter:   4Q 2007   -0.54%



PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE CONSERVATIVE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE CONSERVATIVE ALLOCATION FUND COMPARE TO THE CONSERVATIVE ALLOCATION MARKET?


The following table compares the performance of the Conservative Allocation Fund with the performance of the Conservative Allocation Fund Custom Index and the Merrill Lynch U.S. Domestic Master Index, which are measures of the performance of the relevant market.



                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                                          SINCE
                                                        INCEPTION
                                               1 YEAR   6/30/2006
                                               ------   ---------
Conservative Allocation Fund                    3.92%     7.52%
Conservative Allocation Fund Custom Index(1)    6.51%     9.07%
Merrill Lynch U.S. Domestic Master Index(2)     7.17%     8.49%


Returns shown for the Conservative Allocation Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The Conservative Allocation Fund Custom Index consists of 55% Merrill Lynch U.S. Domestic Master Index, 30% Russell 1000 Index and 15% 90-day U.S. Treasury Bill. A description of the Merrill Lynch U.S. Domestic Master Index is set forth below. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest U.S. companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).



(2) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

                            MODERATE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    want a well-diversified investment allocation;

- have long-term investment goals but are more concerned with the stability than with the growth of your investment;

-    need a core investment;

                                       or

- seek a reasonable total return over the long term irrespective of its form (i.e., capital gains or ordinary income).

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon;

                                       or

-    require a high degree of stability of your principal.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Moderate Allocation Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The MODERATE ALLOCATION FUND seeks capital appreciation, income and moderated market risk.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Moderate Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds"). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:



0-15%   money market funds;
0-60%   debt securities (e.g., bond funds);
0-20%   below-investment grade debt securities (e.g., high income funds);
0-80%   equity securities (e.g., U.S. stock funds);
0-60%   foreign securities (e.g., international stock and bond funds); and
0-20%   alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).



MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee ("ICP"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                            MODERATE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)


The fund, through the underlying funds, is subject to both MARKET RISK and INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock and bond market movements and changes in interest rates. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly-traded than the general market.



To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:


     -    NON-INVESTMENT GRADE SECURITIES;

     -    FOREIGN SECURITIES; AND

     -    MORTGAGE-BACKED SECURITIES.


Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. Mortgage-backed securities are subject to PREPAYMENT/EXTENSION RISK. A further discussion of the risks associated with foreign securities is included in the principal risks section of the International Fund and in the SAI.


The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


MODERATE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                            MODERATE ALLOCATION FUND


HOW HAS THE MODERATE ALLOCATION FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Moderate Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of any dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.



                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31


                              (PERFORMANCE GRAPH)

2007   5.56%


Best Calendar Quarter:    2Q 2007    3.34%
Worst Calendar Quarter:   4Q 2007   -1.61%



PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MODERATE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE MODERATE ALLOCATION FUND COMPARE TO THE MODERATE ALLOCATION MARKET?


The following table compares the performance of the Moderate Allocation Fund with the performance of the Moderate Allocation Fund Custom Index and the Russell 1000(R) Index, which are measures of the performance of the relevant market.



                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                                      SINCE
                                                    INCEPTION
                                           1 YEAR   6/30/2006
                                           ------   ---------
Moderate Allocation Fund                    5.56%     10.34%
Moderate Allocation Fund Custom Index(1)    6.49%     10.91%
Russell 1000(R) Index(2)                    5.77%     12.01%


Returns shown for the Moderate Allocation Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The Moderate Allocation Fund Custom Index consists of 50% Russell 1000(R) Index, 30% Merrill Lynch U.S. Domestic Master Index, 10% MSCI EAFE Index and 10% 90-day U.S. Treasury Bill. A description of the Russell 1000(R) Index is set forth below. The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.



(2) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).

                           AGGRESSIVE ALLOCATION FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon;

- are willing to accept significantly greater risk for the potential of higher long-term returns;

-    want to diversify your investments;

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Aggressive Allocation Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The AGGRESSIVE ALLOCATION FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Aggressive Allocation Fund invests primarily in shares of underlying funds. The fund will be diversified among a number of asset classes and its allocation among underlying funds will be based on an asset allocation model developed by MEMBERS Capital Advisors ("MCA"), the fund's investment adviser. Under normal circumstances, the fund's total net assets will be allocated among various asset classes and underlying funds, including those whose shares trade on a stock exchange (exchange traded funds or "ETFs"). Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds"). Generally, MCA will not invest more than 75% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Although actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:



0-10%   money market funds;
0-30%   debt securities, all of which could be in below investment grade debt securities (e.g., bond and high income funds);
0-90%   equity securities (e.g., U.S. stock funds);
0-70%   foreign securities (e.g., international stock and bond funds); and
0-20%   alternative asset classes (e.g., real estate investment trust funds, natural resources funds, precious metal funds).



MCA may employ multiple analytical approaches to determine the appropriate asset allocation for the fund, including:



     - Asset allocation optimization analysis. This approach considers the covariance between asset class returns (the degree to which returns in different asset classes do or do not move together), and the fund's aim to achieve a favorable overall risk profile for any targeted level of portfolio return.



     - Scenario analysis. This approach analyzes historical and expected return data to model how individual asset classes and combinations of asset classes would affect the fund under different economic and market conditions.



     - Fundamental analysis. This approach draws upon MCA's equity and fixed income professionals to judge each asset class against current and potential market conditions. Economic, industry and security level research will be utilized to develop return and risk expectations that may influence asset class selection.



     - MCA's Investment Policy Committee ("IPC"). The IPC provides recommendations for the asset allocation mix and mutual fund ownership guidelines (affiliated and unaffiliated) in a manner consistent with the fund's objective.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a fund of funds, meaning that it invests primarily in the shares of other registered investment companies (the "underlying funds"), including ETFs. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.

                           AGGRESSIVE ALLOCATION FUND

PRINCIPAL RISKS (continued from previous page)


The fund, through the underlying funds, is most subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Certain of the underlying funds may invest in the equity securities of smaller companies, which may fluctuate more in value and be more thinly traded than the general market. To the extent that the fund invests in underlying funds that invest in debt securities, the fund may also be subject to INTEREST RATE RISK.


To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

-    NON-INVESTMENT GRADE SECURITIES; AND

-    FOREIGN SECURITIES.

Issuers of non-investment grade securities are typically in weak financial health and their ability to pay principal and interest is uncertain. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. These risks are more fully explained elsewhere in this prospectus and in the SAI.

The main risks of investing in ETFs are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to under perform other funds with a similar investment objective.


AGGRESSIVE ALLOCATION FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                           AGGRESSIVE ALLOCATION FUND



HOW HAS THE AGGRESSIVE ALLOCATION FUND PERFORMED?



The following bar chart provides an illustration of the performance of the Aggressive Allocation Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of any dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.



                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31


                              (PERFORMANCE GRAPH)

2007   7.69%


Best Calendar Quarter:    2Q 2007    6.13%
Worst Calendar Quarter:   4Q 2007   -2.53%



PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE AGGRESSIVE ALLOCATION FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.



HOW DOES THE PERFORMANCE OF THE AGGRESSIVE ALLOCATION FUND COMPARE TO THE AGGRESSIVE ALLOCATION MARKET?



The following table compares the performance of the Aggressive Allocation Fund with the performance of the Aggressive Allocation Fund Custom Index and Russell 3000(R) Index, which are measures of the performance of the relevant market.



                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                                        SINCE
                                                      INCEPTION
                                             1 YEAR   6/30/2006
                                             ------   ---------
Aggressive Allocation Fund                    7.69%     13.58%
Aggressive Allocation Fund Custom Index(1)    8.44%     15.56%
Russell 3000(R) Index(2)                      5.14%     11.50%



Returns shown for the Aggressive Allocation Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.



----------
(1) The Aggressive Allocation Fund Custom Index consists of 55% Russell 1000(R) Index, 22% MSCI EAFE Index, 15% Russell 2000(R) Index and 8% MSCI Emerging Markets Index. The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (see definition below). The Russell 2000(R) Index is a small-cap market index which measures the performance of the remaining 2,000 companies in the Russell 3000(R) Index. The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI Emerging Markets Index is a free-float adjusted market capitalization index that measures equity performance in global emerging markets.



(2) The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

                                MONEY MARKET FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    require stability of principal;

- are seeking a mutual fund for the cash portion of an asset allocation program;

-    need to "park" your money temporarily;

-    consider yourself a saver rather than an investor; or


-    are investing emergency reserves.


You may want to invest fewer of your assets in this fund if you:

-    want federal deposit insurance;

-    are seeking an investment that is likely to outpace inflation;

- are investing for retirement or other goals that are many years in the future;

                                       or

-    are investing for growth or maximum current income.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


Edward J. Meier at MEMBERS Capital Advisors is the fund's lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Money Market Fund. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.


INVESTMENT OBJECTIVE - What is this fund's goal?

The MONEY MARKET FUND seeks high current income from money market instruments consistent with the preservation of capital and liquidity.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?

The Money Market Fund invests exclusively in U.S. dollar-denominated money market securities maturing (or resetting their interest rates to market levels) in thirteen months or less from the date of purchase. These securities will be obligations of the U.S. Government and its agencies and instrumentalities, but may also include securities issued by U.S. and foreign financial institutions, corporations, municipalities, foreign governments, and multi-national organizations, such as the World Bank. Under normal market conditions, the fund will maintain at least 80% of its assets in these securities. At least 95% of the fund's assets must be rated in the highest short-term category (or its unrated equivalent), and 100% of the fund's assets must be invested in securities rated in the two highest rating categories. A more detailed description of the rating categories and the types of permissible issuers is contained in the SAI.


The fund maintains a dollar-weighted average portfolio maturity of 90 days or less. The fund may lend securities to financial institutions. The fund may also invest in U.S. dollar-denominated foreign money market securities, although no more than 25% of the fund's assets may be invested in these securities unless they are backed by a U.S. parent financial institution. In addition, the fund may enter into repurchase agreements, engage in short-term trading and purchase securities on a when-issued or forward commitment basis.



To the extent permitted by law and available in the market, the fund may invest in mortgage-backed and asset-backed securities, including those representing pools of mortgage, commercial, or consumer loans originated by credit unions or other financial institutions.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any money market fund, the yield paid by the fund will vary with changes in interest rates. Generally, if interest rates rise, the market value of income bearing securities will decline. However, the fund's investments are high quality and short-term, so there is only a remote possibility that the fund's share value could fall below $1.00, which could reduce the value of your account.



An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund attempts to maintain a stable price of $1.00 per share, there is no assurance that it will be able to do so and it is possible to lose money by investing in the fund.

                                MONEY MARKET FUND

HOW HAS THE MONEY MARKET FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Money Market Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                              (PERFORMANCE GRAPH)

1998    5.00%
1999    4.69%
2000    5.86%
2001    3.79%
2002    1.50%
2003    0.75%
2004    0.92%
2005    2.87%
2006    4.54%
2007    4.71%

Best Calendar Quarter:    3Q 2000   1.56%
Worst Calendar Quarter:   1Q 2004   0.16%

The Money Market Fund's current 7-day yield may be obtained by calling 1-800-798-5500.

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MONEY MARKET FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MONEY MARKET FUND COMPARE TO THE MONEY MARKET?

The following table compares the performance of the Money Market Fund with the performance of the 90-day U.S. Treasury Bill, which is one measure of the performance of the relevant market.

                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)


                            1 YEAR   5 YEARS   10 YEARS
                            ------   -------   --------
Money Market Fund            4.71%    2.73%      3.48%
90-Day U.S. Treasury Bill    4.94%    2.95%      3.62%


Returns shown for the Money Market Fund are after the deduction of fund management fees and operating expenses. The 90-day U.S. Treasury Bill returns bear no such expenses.

                                    BOND FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking a regular stream of income;

- are seeking higher potential returns than money market funds and are willing to accept moderate risk of volatility;

-    want to diversify your investments;

- are seeking a mutual fund for the income portion of an asset allocation program;

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon;

                                       or

-    require absolute stability of your principal.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


Dean "Jack" Call, D.B.A., CFA, at MEMBERS Capital Advisors is the fund's lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Bond Fund. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.



INVESTMENT OBJECTIVE - What is this fund's goal?



The BOND FUND seeks to generate a high level of current income, consistent with the prudent limitation of investment risk.


PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


Under normal circumstances, the fund invests at least 80% of its assets in bonds. To keep current income relatively stable and to limit share price volatility, the Bond Fund emphasizes investment grade securities and maintains an intermediate (typically 3-6 year) average portfolio duration. Duration is a measure of a security's price sensitivity to changes in interest rates. The fund may invest in the following instruments:



     - CORPORATE DEBT SECURITIES: securities issued by domestic and foreign corporations which have a rating within the four highest categories and, to a limited extent (up to 20% of its assets), in securities not rated within the four highest categories;



     - U.S. GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;



     - FOREIGN GOVERNMENT DEBT SECURITIES: securities issued or guaranteed by a foreign government or its agencies or instrumentalities, payable in U.S. dollars, which have a rating within the four highest categories;



     - NON-RATED DEBT SECURITIES: securities issued or guaranteed by corporations, financial institutions, and others which, although not rated by a national rating service, are considered by MCA to have an investment quality equivalent to one of the four highest categories; and



     -    ASSET-BACKED, MORTGAGE-BACKED AND COMMERCIAL MORTGAGE-BACKED
          SECURITIES: securities issued or guaranteed by special purpose corporations and financial institutions which represent direct or indirect participation in, or are collateralized by, an underlying pool of assets. The types of assets that can be "securitized" include residential or commercial mortgages, credit card receivables, automobile loans, and other assets.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with most income funds, the Bond Fund is subject to INTEREST RATE RISK, the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the market value of income bearing securities. Other factors may affect the market price and yield of the fund's securities, including investor demand and domestic and worldwide economic conditions. Loss of money is a risk of investing in this fund.



In addition, the fund is subject to CREDIT RISK, the risk that issuers of debt securities may be unable to meet their interest or principal payment obligations when due. The ability of the fund to realize interest under repurchase agreements and pursuant to loans of the fund's securities is dependent on the ability of the seller or borrower, as the case may be, to perform its obligation to the fund. There is also PREPAYMENT/EXTENSION risk, which is the chance that a fall/rise in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments, typically reducing the fund's return.



To the extent that the fund invests in NON-INVESTMENT GRADE SECURITIES, the fund is also subject to above-average credit, market and other risks. Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them.

                                    BOND FUND

HOW HAS THE BOND FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Bond Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1998    6.18%
1999    0.73%
2000    8.11%
2001    8.32%
2002    8.55%
2003    3.05%
2004    3.36%
2005    2.51%
2006    4.01%
2007    5.05%

Best Calendar Quarter:    3Q 2001    4.77%
Worst Calendar Quarter:   2Q 2004   -2.55%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE BOND FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE BOND FUND COMPARE TO THE PERFORMANCE OF THE BOND MARKET?

The following table compares the performance of the Bond Fund with the performance of the Merrill Lynch U.S. Domestic Master Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                              1 YEAR   5 YEARS   10 YEARS
                                              ------   -------   --------
Bond Fund                                      5.05%    3.59%     4.96%
Merrill Lynch U.S. Domestic Master Index(1)    7.17%    4.49%     6.02%


Returns shown for the Bond Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets.



The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

                                HIGH INCOME FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking a regular stream of income;

- are seeking higher potential returns than most bond funds and are willing to accept significant risk of volatility;

-    want to diversify your investments;

                                       or


- are seeking a mutual fund for the income portion of an asset allocation program.


You may want to invest fewer of your assets in this fund if you:

-    desire relative stability of your principal;

                                       or

-    are investing for maximum return over a long time horizon.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Shenkman Capital Management, Inc. ("SCM") is currently the only subadviser for the High Income Fund. Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-primary portfolio managers responsible for deciding which securities are purchased or sold in the High Income Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?


The HIGH INCOME FUND seeks high current income. The fund also seeks capital appreciation, but only when consistent with its primary goal.


PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as "junk" bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the fund invests at least 80% of its assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other high-yielding securities. Types of bonds and other securities include, but are not limited to, domestic and foreign corporate bonds, debentures, notes, convertible securities, preferred stocks, municipal obligations and government obligations. The fund may invest in mortgage-backed securities, credit default swaps and bank loans to high yield corporate issuers. Up to 25% of its assets may be invested in the securities of issuers in any one industry.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


This fund is subject to above-average INTEREST RATE and CREDIT RISKS, which are risks that the value of your investment will fluctuate in response to changes in interest rates or an issuer will not honor a financial obligation. Investors should expect greater fluctuations in share price, yield and total return compared to bond funds holding bonds and other income bearing securities with higher credit ratings and/or shorter maturities. These fluctuations, whether positive or negative, may be sharp and unanticipated. Loss of money is a significant risk of investing in this fund.



Issuers of NON-INVESTMENT GRADE SECURITIES (i.e., "junk" bonds) are typically in weak financial health and their ability to pay interest and principal is uncertain. Compared to issuers of investment-grade bonds, they are more likely to encounter financial difficulties and to be materially affected by these difficulties when they do encounter them. "Junk" bond markets may react strongly to adverse news about an issuer or the economy, or to the perception or expectation of adverse news.



Investments in FOREIGN SECURITIES involve risks relating to currency fluctuations and to political, social and economic developments abroad, as well as risks resulting from differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks may be greater in emerging markets. The investment markets of emerging countries are generally more volatile than markets of developed countries with more mature economies. The risks of investing in foreign securities are heightened by investing in emerging markets countries.



The fund may invest in BANK LOANS to BELOW-INVESTMENT GRADE RATED CORPORATE ISSUERS via loan participations and assignments. The purchase of bank loans involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.



The fund may also invest in CREDIT DEFAULT SWAPS. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter- party. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.



The fund may also invest in MORTGAGE-BACKED SECURITIES that are subject to PREPAYMENT/EXTENSION risks described in the principal risk section of the Bond Fund.

                                HIGH INCOME FUND

HOW HAS THE HIGH INCOME FUND PERFORMED?


The following bar chart provides an illustration of the performance of the High Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than these shown.


                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                               [PERFORMANCE GRAPH]

2001     3.45%
2002     3.06%
2003    18.58%
2004     8.92%
2005     2.51%
2006     9.03%
2007     2.29%

Best Calendar Quarter:   2Q 2003   6.08%
Worst Calendar Quarter:  3Q 2001   -4.31%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE HIGH INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE HIGH INCOME FUND COMPARE TO THE HIGH YIELD
MARKET?


The following table compares the performance of the High Income Fund with the performance of the Merrill Lynch U.S. High Yield Master II Constrained Index and the Merrill Lynch U.S. High Yield Master II Index, which are measures of the performance of the relevant market.



                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2007)



                                                                                 SINCE INCEPTION
                                                              1 YEAR   5 YEARS     10/31/2000
                                                              ------   -------   ---------------
High Income Fund                                               2.29%     8.09%        6.52%
Merrill Lynch U.S.High Yield Master II Constrained Index(2)    2.53%    10.61%        7.62%
Merrill Lynch U.S. High Yield Master II Index(2)               2.19%    10.76%        7.45%


Returns shown for the High Income Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) For periods shown prior to February 28, 2005, the fund returns reflect the fund's performance under the management of the previous subadviser, which was replaced by SCM effective February 28, 2005. For the periods shown commencing after such date, the fund returns reflect the performance of SCM.



(2) In May 2008, the benchmark for the fund was changed from the Merrill Lynch U.S. High Yield Master II Index to the Merrill Lynch U.S. High Yield Master II Constrained Index. The fund's strategy typically has a maximum issuer weighting of 3% and the securities within the Merrill Lynch U.S. High Yield Master II Constrained Index typically have a maximum issuer weighting of 2%. The Merrill Lynch U.S. High Yield Master II Constrained Index is an unmanaged portfolio constructed to mirror the public high yield debt market. This index includes U.S. publicly issued corporate bonds and includes payment in kind and deferred interest bonds that are not yet accruing a coupon. Bonds rated in default, or that are not rated, are excluded from the index. In contrast, the Merrill Lynch U.S. High Yield Master II Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market. The benchmark was changed to better reflect the fund's portfolio.

                             DIVERSIFIED INCOME FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    need a core investment;

-    want a well-diversified and relatively stable investment allocation;

-    are looking for a more conservative option to a growth-oriented fund;

-    want your return to be primarily either ordinary income or capital gains;

     or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon;


- seek above-average total return over the long term irrespective of its form (i.e., capital gains or ordinary income);


                         or

-    require a high degree of stability of your principal.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


John H. Brown, CFA, and Dean "Jack" Call, CFA, at MEMBERS Capital Advisors are the fund's co-lead portfolio managers and are responsible for deciding which securities are purchased or sold in the Diversified Income Fund. They are supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The DIVERSIFIED INCOME FUND seeks a high total return through the combination of income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers' judgments of the relative availability of attractively yielding and priced stocks and bonds. Generally, however, bonds (including investment grade, high yield and mortgage- or asset-backed) will constitute up to 80% of the fund's assets, stocks (common, preferred and convertible bonds) will constitute up to 60% of the fund's assets, real estate securities up to 25% of the fund's assets, foreign (including emerging market) stocks and bonds up to 25% of the fund's assets and money market instruments may constitute up to 25% of the fund's assets. Although the fund may be permitted to invest up to 80% in lower credit quality bonds, in normal circumstances the fund intends to limit the investment in lower credit quality bonds to less than 50% of the fund's assets.



The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for producing competitive yields at an acceptable level of price risk no longer apply, the price exceeds its intrinsic value or other stocks appear more attractive.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The risks of this fund include the risks described for the other funds because it invests in similar types of securities, but the effects of these risks are somewhat muted due to the greater diversification of this fund. As with any fund that invests in stocks, bonds, real estate investment trusts and foreign securities, the fund is subject to MARKET, INTEREST RATE and FOREIGN MARKET RISKS. Loss of money is a risk of investing in this fund.



To the extent that it invests in the following securities, the fund may be affected by additional risks relating to those securities:



     -    NON-INVESTMENT GRADE SECURITIES;



     -    MORTGAGE-BACKED SECURITIES;



     -    FOREIGN SECURITIES; AND



     -    HIGH YIELD EQUITIES.



These items include risks that the issuer will not pay its debts, and the value of the investment will fluctuate in response to market movements or changes in interest rates. Foreign securities have additional risks relating to the rate of currency exchange and varying political situations. These risks are more fully explained on the other fund pages, specifically the principal risks section of the International Stock Fund and in the SAI.

                             DIVERSIFIED INCOME FUND

HOW HAS THE DIVERSIFIED INCOME FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Diversified Income Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

1998    13.40%
1999    14.49%
2000     3.86%
2001    -3.07%
2002   -11.13%
2003    16.82%
2004     8.34%
2005     3.89%
2006     9.98%
2007     2.51%

Best Calendar Quarter:   4Q 1998   11.44%
Worst Calendar Quarter:  3Q 2002   -8.46%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE DIVERSIFIED INCOME FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE DIVERSIFIED INCOME FUND COMPARE TO THE PERFORMANCE OF THE DIVERSIFIED INCOME MARKET?

The following table compares the performance of the Diversified Income Fund with the performance of the Russell 1000(R) Index and Merrill Lynch U.S. Domestic Master Index, which are measures of the performance of the relevant market.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2007)



                                              1 YEAR   5 YEARS   10 YEARS
                                              ------   -------   --------
Diversified Income Fund                        2.51%     8.19%     5.58%
Russell 1000(R) Index(2)                       5.77%    13.43%     6.20%
Merrill Lynch U.S. Domestic Master Index(3)    7.17%     4.49%     6.02%


Returns shown for the Diversified Income Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) For periods shown prior to May 1, 2007, the fund returns reflect the fund's performance prior to the change in investment strategy from the Balanced Fund to Diversified Income Fund.



(2) The Russell 1000(R) Index is a large-cap market index which measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (the Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization).



(3) The Merrill Lynch U.S. Domestic Master Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through and investment-grade corporate bonds meeting specified selection criteria.

                              LARGE CAP VALUE FUND

                                INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are looking for a stock fund that has both growth and income components;

-    are looking for a more conservative option to a growth-oriented fund;

-    need a core investment;

- seek above-average long-term total return through a combination of capital gains and ordinary income;

                                       or

-    are retired or nearing retirement.

You may want to invest fewer of your assets in this fund if you:

-    are investing for maximum return over a long time horizon;

- desire your return to be either ordinary income or capital gains, but not both;

                                       or

-    require a high degree of stability of your principal.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Scott D. Opsal, CFA, at MEMBERS Capital Advisors is the fund's lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Value Fund. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP VALUE FUND seeks long-term capital growth, with income as a secondary consideration.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Large Cap Value Fund will under normal market conditions, maintain at least 80% of its assets in large cap stocks (generally a market capitalization of the companies represented in the Russell 1000(R) Value Index). The fund follows what is known as a "value" approach, which generally means that the manager seeks to invest in stocks at prices below their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growth-oriented investments are favored by investors. The fund will diversify its holdings among various industries and among companies within those industries.



The fund may also invest in warrants, convertible securities, preferred stocks and debt securities (including non-investment grade debt securities). The fund may invest up to 25% of its assets in foreign securities including American Depository Receipts ("ADRs") and may invest in exchange traded funds ("ETFs") that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic values.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in stocks and also seeks income, this fund is subject to MARKET RISK and, to a lesser extent, INTEREST RATE RISK, meaning the value of your investment will fluctuate in response to stock market and interest rate movements. The fund's investments may rise and/or fall based upon investor perception and attitude rather than economic valuations. Loss of money is a risk of investing in this fund.



The fund primarily invests in "value" oriented stocks which may help limit the risk of negative portfolio returns. However, these "value" stocks are subject to the risk that their perceived intrinsic values may never be realized by the market, and to the risk that, although the stock is believed to be undervalued, it is actually appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.



To the extent that it invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is described in the principal risks section of the International Stock Fund and in the SAI.

                              LARGE CAP VALUE FUND

HOW HAS THE LARGE CAP VALUE FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Large Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                              (PERFORMNANCE GRAPH)

1998    17.92%
1999    17.95%
2000     0.82%
2001   -10.71%
2002   -21.55%
2003    25.89%
2004    12.43%
2005     5.58%
2006    20.55%
2007     0.60%

Best Calendar Quarter:    4Q 1998    17.82%
Worst Calendar Quarter:   3Q 2002   -19.76%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP VALUE FUND COMPARE TO THE LARGE CAP VALUE MARKET?

The following table compares the performance of the Large Cap Value Fund with the performance of the Russell 1000(R) Value Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                 1 YEAR   5 YEARS   10 YEARS
                                 ------   -------   --------
Large Cap Value Fund              0.60%    12.63%     5.94%
Russell 1000(R) Value Index(1)   -0.17%    14.63%     7.68%


Returns shown for the Large Cap Value Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The Russell 1000(R) Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

                              LARGE CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon;

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

-    want to diversify your investments;

-    are seeking a fund for the growth portion of an asset allocation program;
     or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;


-    are seeking income rather than capital gains;


                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Bruce A. Ebel, CFA, CIC and CFP, at MEMBERS Capital Advisors is the fund's lead portfolio manager and is responsible for deciding which securities are purchased or sold in the Large Cap Growth Fund. He is supported by a team of sector specialists and analysts. See the "Portfolio Management" section for further information regarding the portfolio manager.

INVESTMENT OBJECTIVE - What is this fund's goal?

The LARGE CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Large Cap Growth Fund invests primarily in common stocks of larger companies and will under normal market conditions maintain at least 80% of its assets in such large cap stocks (generally a market capitalization of the companies in the Russell 1000(R) Growth Index). The fund seeks stocks that have low market prices relative to their perceived growth capabilities as estimated based on fundamental analysis of the issuing companies and their prospects. This is sometimes referred to as a "growth" approach. Relative to the Large Cap Value Fund, the Large Cap Growth Fund typically will seek more earnings growth capability in the stocks it purchases, and may include some companies undergoing more significant changes in their operations or experiencing significant changes in their markets. The fund will diversify its holdings among various industries and among companies within those industries.



The fund may also invest in warrants, preferred stocks and convertible securities, and may invest up to 25% of its assets in foreign securities including American Depository Receipts ("ADRs") of emerging market securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its perceived value or other stocks appear more attractively priced relative to their prospects.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment may fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund will typically experience greater volatility over time than the Large Cap Value Fund.



To the extent the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including risks associated with changes in the rate of currency exchange and unstable political situations. A further discussion of risks associated with foreign securities is described in the principal risks section of the International Stock Fund and in the SAI.

                              LARGE CAP GROWTH FUND

HOW HAS THE LARGE CAP GROWTH FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Large Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                              (PERFORMNANCE GRAPH)

1998    20.90%
1999    25.19%
2000     4.28%
2001    -9.11%
2002   -31.41%
2003    29.13%
2004     8.94%
2005     2.42%
2006     7.88%
2007    12.36%


Best Calendar Quarter:    4Q 1998    20.84%
Worst Calendar Quarter:   2Q 2002   -20.73%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE LARGE CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE LARGE CAP GROWTH FUND COMPARE TO THE LARGE CAP GROWTH MARKET?

The following table compares the performance of the Large Cap Growth Fund and the performance of the Russell 1000(R) Growth Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                  1 YEAR   5 YEARS   10 YEARS
                                  ------   -------   --------
Large Cap Growth Fund              12.36%    11.80%    5.65%
Russell 1000(R) Growth Index(1)    11.81%    12.10%    3.83%


Returns shown for the Large Cap Growth Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.

----------


(1) The Russell 1000(R) Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

                               MID CAP VALUE FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon;

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

-    want to diversify your investments;

-    are seeking a fund for the value portion of an asset allocation program;

- are seeking exposure to smaller companies as part of an asset allocation program;

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are seeking income rather than capital gain;

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?

Livia S. Asher at MEMBERS Capital Advisors currently manages the majority of the assets of the fund and is responsible for deciding which securities are purchased or sold in the portion of the Mid Cap Value Fund MCA manages. She is supported by a team of sector specialists and analysts. MCA, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Value Fund, focusing on the smaller-cap portion of the fund. Stephen T. O'Brien, CFA, at Wellington Management is the lead portfolio manager for this portion of the fund. He is assisted by Timothy J. McCormack, CFA, and Shaun F. Pedersen. See the "Portfolio Management" section for further information regarding the portfolio managers.

INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP VALUE FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Mid Cap Value Fund invests primarily in common stocks of midsize and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Index if greater) and will, under normal market conditions, maintain at least 80% of its assets in such mid cap securities. However, the fund will not automatically sell a stock just because its market capitalization has changed and such positions may be increased through additional purchases.



The fund seeks stocks in this midsize to smaller range that have a low market price relative to their value as estimated based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. The fund includes smaller, less developed issuers, which may have difficulty competing with larger companies, but the successful ones generate strong cash flows that can be used to build the value of the business or be used in the same way to benefit the shareholders (e.g., share repurchase, dividends, etc.).



The fund typically sells a stock when the fundamental expectations for buying it no longer apply, the price exceeds its intrinsic value or other stocks appear more attractively priced relative to their intrinsic value.



The fund may also invest in warrants, preferred stocks, convertible debt securities and real estate investment trusts, and may invest up to 25% of its assets in foreign securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Due to its focus on smaller companies' stocks that may appreciate in value and lack of emphasis on those that provide current income, this fund may experience significant volatility over time. The fund's investments in midsize and smaller companies may entail greater risks than investments in larger, more established companies. Midsize and smaller companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. They may also experience greater price volatility than securities of larger capitalization companies, because growth prospects for these companies may be less certain and the market for such securities may be smaller.



In addition, such securities are subject to the risk that during certain periods their liquidity will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of smaller capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.


To the extent that the fund invests in higher-risk securities, it takes on additional risks that could adversely affect its performance.

                               MID CAP VALUE FUND

HOW HAS THE MID CAP VALUE FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Mid Cap Value Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2000    23.85%
2001    11.16%
2002   -17.41%
2003    31.21%
2004    15.96%
2005    10.32%
2006    16.96%
2007     0.25%

Best Calendar Quarter:    4Q 2001    20.98%
Worst Calendar Quarter:   3Q 2002   -20.69%

PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MID CAP VALUE FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.

HOW DOES THE PERFORMANCE OF THE MID CAP VALUE FUND COMPARE TO THE MID CAP VALUE MARKET?


The following table compares the performance of the Mid Cap Value Fund with the performance of the Russell Midcap(R) Value Index, which is a measure of the performance of the relevant market.



                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)



                                                      SINCE INCEPTION
                                   1 YEAR   5 YEARS      05/01/1999
                                   ------   -------   ---------------
Mid Cap Value Fund                  0.25%    14.48%        11.36%
Russell Midcap(R) Value Index(1)   -1.42%    17.92%        10.44%


Returns shown for the Mid Cap Value Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The Russell Midcap(R) Value Index is a mid-cap market index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

                               MID CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon;

- are willing to accept significantly greater risk for the potential of higher long- term returns;

-    want to diversify your investments;


-    are seeking a fund for the growth portion of an asset allocation program;


                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are seeking an investment based on income rather than capital gain;

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Mid Cap Growth Fund. Francis J. Boggan, CFA, at Wellington Management is the fund's lead portfolio manager responsible for deciding which securities are purchased or sold in the Mid Cap Growth Fund. See the "Portfolio Management" section for further information regarding the portfolio manager.


INVESTMENT OBJECTIVE - What is this fund's goal?

The MID CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES


How does this fund pursue its objective?



The Mid Cap Growth Fund invests generally in common stocks, securities convertible into common stocks and related equity securities of mid-size and smaller companies (generally a market capitalization of less than $15 billion or the largest companies in the Russell Midcap(R) Index, if greater). Under normal market conditions, the fund will maintain at least 80% of its assets in such mid cap securities. The fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality growth companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The fund seeks stocks of such companies at price-earnings valuations approximately equal to the company's expected long-term, sustainable growth rate.


Stocks are generally sold when target prices are reached, company fundamentals deteriorate or more attractive stocks are identified.

The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest up to 25% of its assets in foreign securities, including emerging market securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of midsize and smaller capitalization companies, it will typically experience significant volatility over time. Securities of midsize and smaller capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller. Additional risks of investing in smaller capitalization companies are described in the principal risks section of the Mid Cap Value Fund.


Some growth-oriented companies may not have established financial histories; often have limited product lines, markets or financial resources; may depend on a few key personnel for management; and may be susceptible to losses and risks of bankruptcy.


To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in foreign securities, it will be subject to the risks related to such securities, including the risks associated with changes in the rate of currency exchange and unstable political situations in certain foreign countries. A further discussion of risks associated with FOREIGN SECURITIES is described in the principal risks section of the International Stock Fund and in the SAI.

                               MID CAP GROWTH FUND

HOW HAS THE MID CAP GROWTH FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Mid Cap Growth Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                              (PERFORMANCE GRAPH)

2001   -30.89%
2002   -25.21%
2003    33.41%
2004    13.41%
2005     8.75%
2006    11.38%
2007     8.44%


Best Calendar Quarter:    4Q 2001    20.99%
Worst Calendar Quarter:   1Q 2001   -27.05%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE MID CAP GROWTH FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE MID CAP GROWTH FUND COMPARE TO THE MID CAP GROWTH MARKET?


The following table compares the performance of the Mid Cap Growth Fund with the performance of the Russell Midcap(R) Growth Index, which is a measure of the performance of the relevant market.



                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2007)



                                                       SINCE INCEPTION
                                    1 YEAR   5 YEARS      10/31/2000
                                    ------   -------   ---------------
Mid Cap Growth Fund                   8.44%  14.73%         1.02%
Russell Midcap(R) Growth Index(2)    11.43%  17.90%         1.98%


Returns shown for the Mid Cap Growth Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) For periods shown prior to May 1, 2002, the fund returns reflect the fund's performance under the management of the previous subadviser, which was replaced by Wellington Management effective May 1, 2002. For the periods shown commencing after such date, the above results reflect the performance of Wellington Management.



(2) The Russell Midcap(R) Growth Index is a mid-cap market index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

                              SMALL CAP VALUE FUND

INVESTOR PROFILE

Who should consider investing in this fund?


You may want to invest more of your assets in this fund if you:


-    have a longer investment time horizon;

- are willing to accept higher ongoing short-term risk for the potential of higher long-terms returns;

-    want to diversify your investments;

-    are seeking a fund for the value portion of an asset allocation program;

- are seeking exposure to small companies as part of an asset allocation program;

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are seeking income rather than capital gain;

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach.



Wellington Management Company, LLP ("Wellington Management") is currently the only subadviser for the Small Cap Value Fund. Stephen T. O'Brien, CFA, at Wellington Management is the fund's lead portfolio manager responsible for deciding which securities are purchased or sold in the Small Cap Value Fund. He is assisted by Timothy J. McCormack, CFA, and Shaun F. Pedersen. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The SMALL CAP VALUE FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The fund invests primarily in a diversified mix of common stocks of U.S. small cap companies that are believed to be undervalued by various measures and offer sound prospects for capital appreciation. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000(R) Index.



The subadviser employs a value-oriented investment approach in selecting stocks, using proprietary fundamental research to identify securities of issuers the subadviser believes have attractive valuations. The subadviser focuses on companies with a record of above average rates of profitability that sell at a discount relative to the overall small cap market.


Through fundamental research the subadviser seeks to identify those companies which possess one or more of the following characteristics:

     -    sustainable competitive advantages within a market niche;

     -    strong profitability and free cash flows;

     -    strong market share positions and trends;

     -    quality of and share ownership by management; and

     - financial structures that are more conservative than the relevant industry average.

The fund may invest up to 20% of its assets in foreign securities. The fund may also invest in exchange traded funds ("ETFs") that are registered investment companies.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.



Due to its focus on small cap companies, this fund may experience significant volatility over time. Small companies tend to have narrower product lines, fewer financial resources and a more limited trading market for their securities, as compared to larger companies. The securities of smaller companies also experience greater price volatility than securities of larger capitalization companies.


During certain periods, the liquidity of the securities of small cap companies may shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions. The fund could lose money if it has to sell illiquid securities at a disadvantageous time. The costs of purchasing or selling securities of small capitalization companies are often greater than those of more widely traded securities. Securities of smaller capitalization companies can be difficult to value. In addition, a "value" approach to investing includes the risks that their perceived intrinsic values may never be realized by the market, and that a stock that is believed to be undervalued actually is appropriately priced or overpriced due to unanticipated problems associated with the issuer or industry.


To the extent that the fund invests in higher-risk securities and initial public offerings, it takes on additional risks that could adversely affect its performance. For example, to the extent that the fund invests in FOREIGN SECURITIES, it will be subject to the risks related to such securities, including the risks of changes in the rate of currency exchange and unstable political situations. The principal risks of foreign securities are described in the SAI.



PERFORMANCE


Performance data for the fund will be made available once the fund has been in operation for at least one calendar year.

                              SMALL CAP GROWTH FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    have a longer investment time horizon;

- are willing to accept higher ongoing short-term risk for the potential of higher long-term returns;

-    want to diversify your investments;

-    are seeking a fund for the growth portion of an asset allocation program;

- are seeking exposure to small companies as part of an asset allocation program;

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are seeking income rather than capital gain;

                                       or

-    are uncomfortable with an investment whose value may vary substantially.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Paradigm Asset Management Company, LLC is currently the only subadviser for the Small Cap Growth Fund. James E. Francis, Jeffrey E. Marcus and Gregory Pai are the fund's portfolio managers responsible for deciding which securities are purchased or sold in the Small Cap Growth Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The SMALL CAP GROWTH FUND seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The fund invests primarily in a diversified mix of common stocks of small U.S. companies that the subadviser believes have high earnings growth rates. For purposes of this fund, "small cap companies" are those with market capitalizations that are within the range of capitalizations of companies represented in either the S&P SmallCap 600 Index or the Russell 2000(R) Index.



The fund may also invest in warrants, preferred stocks and debt securities including non-investment grade convertible debt securities. The fund may invest in exchange traded funds ("ETFs") that are registered investment companies.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


As with any fund that invests in equity securities, this fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund. Due to its focus on stocks of growth companies, particularly those of small capitalization companies, it will typically experience significant volatility over time. Securities of small capitalization companies may experience greater price volatility than securities of larger capitalization companies because growth prospects for these companies may be less certain and the market for such securities may be smaller.


The fund may invest in stocks that are considered "growth" stocks. Growth stocks can perform differently from the market as a whole and other types of stocks and tend to be more expensive relative to their earnings or assets compared with other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and can be more volatile than other types of stocks.

Some growth-oriented companies may not have established financial histories and often have limited product lines, markets or financial resources and may depend on a few key personnel for management. Such companies may be susceptible to losses and risks of bankruptcy.

To the extent that the fund invests in other higher-risk securities, it takes on additional risks that could adversely affect its performance.


PERFORMANCE


Performance data for the fund will be made available once the fund has been in operation for at least one calendar year.

                             GLOBAL SECURITIES FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments;

- are seeking access to markets that can be less accessible to individual investors in the U.S.;

-    are willing to accept high risk in pursuit of higher long-term growth;

-    are seeking funds for the growth portion of an asset allocation program;

                                       or

- are investing for retirement or other goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are uncomfortable with an investment whose value may vary substantially;

-    are seeking investments based on income rather than capital gains;

                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Mondrian Investment Partners Limited ("Mondrian") is currently the only subadviser for the Global Securities Fund. Mondrian manages the fund on a team basis. Nigel G. May, Elizabeth A. Desmond, Clive A. Gillmore, Brendan Baker, Andrew Porter and Jonathan Spread are the fund's co-primary portfolio managers responsible for deciding which securities are purchased or sold in the Global Securities Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The GLOBAL SECURITIES FUND seeks capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Global Securities Fund pursues its investment objective primarily by investing in equity securities of issuers located throughout the world. Equity securities in which the fund may invest include, but are not limited to, common stocks, preferred stocks, convertible securities, indices, certain non-traditional equity securities and warrants. The fund may purchase securities of non-U.S. issuers directly or indirectly in the form of American, European or Global depository receipts or other securities representing underlying shares of non-U.S. issuers. The fund also may purchase exchange traded funds (ETFs) or other similar funds to invest indirectly in certain markets and to manage cash flow.



In selecting stocks for the fund, the subadviser identifies those stocks that it believes will provide high total return over a market cycle, taking into consideration movements in the price of the individual security and the impact of currency fluctuation on a United States domiciled, dollar-based investor. The subadviser conducts fundamental research on a global basis in order to identify securities that, in the subadviser's opinion, have the potential for long-term total return. This research effort generally centers on a value-oriented dividend discount methodology with respect to individual securities and market analysis that isolates value across country boundaries. The subadviser's general management strategy emphasizes long-term holding of securities, although securities may be sold in subadviser's discretion without regard to the length of time they have been held.


In considering possible emerging countries in which the fund may invest, the adviser places particular emphasis on certain factors, such as economic conditions (including growth trends, inflation rates and trade balances), regulatory and currency controls, accounting standards and political and social conditions.


Under normal circumstances, no more than 10% of the fund's net assets will be invested in debt securities issued by emerging country companies or foreign governments, or by their agencies, instrumentalities or political subdivisions, all of which may be high-yield, high-risk fixed income securities rated lower than BBB by S&P and Baa by Moody's or, if unrated, considered to be of equivalent quality by the subadviser. To facilitate investment activities, the fund will generally hold a small portion of its assets in cash or cash equivalent instruments.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. The fund may also invest in high-quality debt investments for temporary defensive purposes. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the fund is subject to MARKET RISK, the risk that the value of an investment will fluctuate in response to stock market movements. Loss of money is a significant risk of investing in this fund.


Investing in FOREIGN SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S. dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:


     -    Fluctuations in currency exchange rates;

     - Higher trading and custody charges compared to securities of U.S. companies;

     - Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors;

     - Less stringent securities regulation. Securities regulations in many foreign countries are often more lax than those of the U.S;

     -    Potential political instability; and

                             GLOBAL SECURITIES FUND

PRINCIPAL RISKS (continued from previous page)

     - Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to external influences.


The risks of international investing are higher in EMERGING MARKETS such as those of Central and South America, Africa, Asia and Eastern Europe. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries.


To the extent the fund invests in U.S. common stocks, it is subject to the risks described in the principal risks section of the Large Cap Value, Large Cap Growth and Mid Cap Growth Funds.


CURRENCY CONSIDERATIONS carry a special risk for a fund that invests in global securities. The fund may invest in securities issued in any currency and may hold foreign currency. Securities of issuers within a given country may be denominated in the currency of another country or in multinational current units, including the Euro. The subadviser uses a purchasing power parity ("PPP") approach to evaluate currency risk. PPP is a theory which states that exchange rates between currencies are in equilibrium when their purchasing power is the same in each of the two countries. In this regard, the fund may engage in hedging activities, and may invest in forward foreign currency contracts to hedge currency risks associated with the purchase of individual securities denominated in a particular currency. Such hedging may only be undertaken defensively, back into the base currency of the fund.



GLOBAL SECURITIES FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                             GLOBAL SECURITIES FUND

HOW HAS THE GLOBAL SECURITIES FUND PERFORMED?


The following bar chart provides an illustration of the performance of the Global Securities Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing the changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                TOTAL RETURNS(1)
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001   -10.32%
2002   -21.77%
2003    41.24%
2004    18.42%
2005    13.97%
2006    17.38%
2007     5.77%

Best Calendar Quarter:    2Q 2003    20.02%
Worst Calendar Quarter:   3Q 2002   -17.90%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE GLOBAL SECURITIES FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE GLOBAL SECURITIES FUND COMPARE TO THE GLOBAL SECURITIES MARKET?

The following table compares the performance of the Global Securities Fund with the performance of the Morgan Stanley Capital International (MSCI) World Index, which is one measure of the performance of the relevant market.


                         AVERAGE ANNUAL TOTAL RETURNS(1)
                            (AS OF DECEMBER 31, 2007)






                                            SINCE INCEPTION
                         1 YEAR   5 YEARS      10/31/2000
                         ------   -------   ---------------
Global Securities Fund    5.77%    18.81%        7.31%
MSCI World Index(2)       9.57%    17.53%        5.42%


Returns shown for the Global Securities Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) For periods shown prior to May 1, 2007, the fund returns reflect the fund's performance under the management of the previous subadviser, which was replaced by Mondrian Investment Partners Limited effective May 1, 2007. For the periods shown commencing after such date, the above results reflect the performance of Mondrian.



(2) The MSCI World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 developed countries and captures approximately 85% of the market cap of each country.

                            INTERNATIONAL STOCK FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest more of your assets in this fund if you:

-    are seeking to diversify your domestic investments;


- are seeking exposure to markets that can be less accessible to individual investors in the U.S.;


-    are willing to accept high risk in pursuit of higher long-term growth;

-    are seeking funds for the growth portion of an asset allocation program;

                                       or

-    are investing for goals that are many years in the future.

You may want to invest fewer of your assets in this fund if you:

-    are investing with a shorter investment time horizon in mind;

-    are uncomfortable with an investment whose value may vary substantially;


-    are seeking income rather than capital gains;


                                       or

- want to limit your exposure to foreign markets or currencies or income from foreign sources.

PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


MEMBERS Capital Advisors, as adviser, may use one or more subadvisers with any of the funds under a "manager of managers" approach. Lazard Asset Management LLC ("Lazard") is currently the only subadviser for the International Stock Fund. Lazard manages the fund on a team basis. John R. Reinsberg, Michael A. Bennett, Michael G. Fry, James Donald, CFA, Brian Pessin, CFA, Kevin O'Hare, CFA, Gabrielle Boyle, Michael Powers, Erik McKee, Rohit Chopra and Edward Rosenfeld are the fund's co-primary portfolio managers responsible for deciding which securities are purchased or sold in the International Stock Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?

The INTERNATIONAL STOCK FUND seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


Under normal market conditions, the International Stock Fund invests at least 80% of its assets in foreign equity securities. Foreign equity securities are securities that are issued by companies organized or whose principal operations are outside the U.S., are principally traded outside of the U.S., or are quoted or denominated in a foreign currency.



Equity securities include common stocks, securities convertible into common stocks, preferred stocks, and other securities representing equity interests such as American Depository Receipts ("ADRs"), receipts typically issued by a U.S. financial institution which evidence ownership of underlying securities of foreign corporate issuers, European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"). EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. financial institution similar to that for ADRs and are designed for use in non-U.S. securities markets. The fund may also invest in debt securities, foreign money market instruments, and other income bearing securities as well as forward foreign currency exchange contracts and other derivative securities and contracts. The fund usually holds securities of issuers located in at least three countries other than the U.S.



Typically a majority of the fund's assets are invested in relatively large capitalization stocks of issuers located or operating in developed countries. Such securities are those issued by companies located in countries included in the Morgan Stanley Capital International, Europe, Australasia, and Far East ("MSCI EAFE") Index. The subadviser typically maintains this segment of the fund's portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. This is sometimes referred to as a "value" approach. It may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.



Typically, the fund's remaining assets are invested in small capitalization stocks and stocks principally traded in emerging securities markets or of issuers located in or having substantial business operations in emerging economies. The emerging economies in which the fund invests are located primarily in the Asia-Pacific region, Eastern Europe, Central and South America, and Africa. In selecting both small capitalization stocks and emerging market stocks, the subadviser seeks securities that are undervalued in the markets in which the securities principally trade based on its analysis of the issuer's future prospects. This is sometimes referred to as a "value" approach. Such an analysis includes both quantitative (screening for high financial returns) and qualitative (fundamental analysis of the business prospects of the issuer) elements.


Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.

PRINCIPAL RISKS

What are the main risks of investing in this fund?

As with any fund investing in stocks, the value of your investment will fluctuate in response to stock market movements as described in the earlier fund pages. Loss of money is a significant risk of investing in this fund.

Investing in FOREIGN SECURITIES involves certain special considerations and additional risks which are not typically associated with investing in securities of domestic issuers or U.S dollar denominated securities. These risks may make the fund more volatile than a comparable domestic stock fund. For example, foreign securities are typically subject to:

                            INTERNATIONAL STOCK FUND

PRINCIPAL RISKS (continued from previous page)

     -    Fluctuations in currency exchange rates.

     - Higher trading and custody charges compared to securities of U.S. companies.

     - Different accounting and reporting practices than U.S. companies. As a result, it is often more difficult to evaluate financial information from foreign issuers. Also, the laws of some foreign countries limit the information that is made available to investors.

     -    Less stringent securities regulations than those of the U.S.

     -    Potential political instability.


     - Potential economic instability. The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation and industry diversification. Such differences may cause the economies of these countries to be less stable than the U.S. economy and may make them more sensitive to economic fluctuations.


The risks of international investing are higher in EMERGING MARKETS such as those of Latin America, Africa, Asia and Eastern Europe. Additionally, investing in SMALLER COMPANIES involves a higher level of risk compared to larger, more established companies. Small capitalization companies often do not have the financial strength needed to do well in difficult economic times. Also, they often sell limited numbers of products, which can make it harder for them to compete with larger companies. As a result, their stock prices may fluctuate more over the short-term, but may also have more potential to grow. To the extent that the fund utilizes higher-risk securities and practices, including forward foreign currency exchange contracts and other derivative securities and contracts, it takes on further risks that could adversely affect its performance.


INTERNATIONAL STOCK FUND PERFORMANCE APPEARS ON THE NEXT PAGE.

                            INTERNATIONAL STOCK FUND


HOW HAS THE INTERNATIONAL STOCK FUND PERFORMED?


The following bar chart provides an illustration of the performance of the International Stock Fund. The information in the bar chart and table provides some indication of the risks of investing in the fund by showing changes in the fund's performance from year to year and by showing how the fund's returns compare with market performance. The bar chart assumes the reinvestment of all dividends and distributions. The figures shown do not reflect charges deducted in connection with variable contracts. If these charges were reflected, returns would be less than those shown.


                                  TOTAL RETURNS
                           FOR YEARS ENDED DECEMBER 31

                               (PERFORMANCE GRAPH)

2001   -18.46%
2002    -7.98%
2003    33.61%
2004    20.48%
2005    16.53%
2006    24.19%
2007    11.42%

Best Calendar Quarter:    2Q 2003    18.08%
Worst Calendar Quarter:   3Q 2002   -17.19%


PLEASE REMEMBER THAT PAST PERFORMANCE IS NO GUARANTEE OF THE RESULTS THE INTERNATIONAL STOCK FUND MAY ACHIEVE IN THE FUTURE. FUTURE RETURNS MAY BE HIGHER OR LOWER THAN THE RETURNS THE FUND ACHIEVED IN THE PAST.


HOW DOES THE PERFORMANCE OF THE INTERNATIONAL STOCK FUND COMPARE TO THE INTERNATIONAL MARKET?

The following table compares the performance of the International Stock Fund with the performance of the MSCI EAFE Index, which is one measure of the performance of the relevant market.


                          AVERAGE ANNUAL TOTAL RETURNS
                            (AS OF DECEMBER 31, 2007)






                                              SINCE INCEPTION
                           1 YEAR   5 YEARS      10/31/2000
                           ------   -------   ---------------
International Stock Fund   11.42%    21.02%        9.35%
MSCI EAFE Index(1)         11.63%    22.08%        8.61%


Returns shown for the International Stock Fund are after the deduction of fund management fees and operating expenses. Index returns bear no such expenses.


----------
(1) The MSCI EAFE (Europe, Australasia & Far East) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

                   INTRODUCTION TO THE TARGET RETIREMENT FUNDS


Each Target Retirement Fund is designed for investors who plan to retire close to the year indicated in the fund's name.

Each Target Retirement Fund invests primarily in shares of other registered investment companies, referred to as the "underlying funds." Each Target Retirement Fund invests in the underlying funds according to an asset allocation strategy developed by MEMBERS Capital Advisers ("MCA"), the Target Retirement Funds' investment adviser, for investors planning to retire on or near the target retirement date. Over time, each Target Retirement Fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

On a periodic basis, MCA will evaluate and sometimes revise each Target Retirement Fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. MCA will also monitor the underlying funds on an ongoing basis and may increase or decrease a Target Retirement Fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.

Underlying funds in which the Target Retirement Funds invest may include underlying funds advised by MCA (the "affiliated underlying funds") or unaffiliated underlying funds, including exchange traded funds ("ETFs"). Generally, MCA will not invest more than 50% of a Target Retirement Fund's net assets, at the time of purchase, in affiliated underlying funds.

Additionally, each Target Retirement Fund, as an alternative to investing in a particular underlying fund or class of funds, may invest in financial futures contracts or other derivative securities or contracts to obtain exposure to the same or very similar markets that the underlying fund(s) invest in. These types of investments are described in more detail in the SAI.

The following chart illustrates MCA's current asset allocation plan for the funds as they move closer to their target date. As the chart depicts, investments for each fund will gradually become more conservative over time as the target retirement date of a fund approaches and is passed. The actual asset allocations may differ from the chart.

                               (PERFORMANCE GRAPH)


                                     Variance of    Fixed
                                      Equity and   Income
                      Equity Funds      Fixed       Funds   Total
                      ------------   -----------   ------   -----
Years to Retirement
   35                      95              5          5      100
   30                      95              5          5      100
   25                      90             10         10      100
   20                      85             10         15      100
   15                      75             10         20      100
   10                      70             10         25      100
    5                      60             10         35      100
AT RETIREMENT              55             10         40      100
    5                      50             10         55      100
   10                      40             10         55      100
   15                      35             10         60      100

                           TARGET RETIREMENT 2020 FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- Are seeking a reasonable level of income and long-term growth of capital and income;

- Are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period; or

-    Are seeking to retire around the year 2020.

You should not invest in this fund if you:

-    Are unwilling to accept significant fluctuations in share price; or


-    Are seeking maximum long-term growth of capital.


PORTFOLIO MANAGEMENT

Who makes the investment decisions for this fund?


David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Target Retirement 2020 Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?


The TARGET RETIREMENT 2020 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Target Retirement 2020 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MEMBERS Capital Advisors ("MCA") for investors planning to retire in or within a few years of 2020. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.


Although the actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:


 0-10%   money market funds;
10-25%   U.S. and international bond funds;
 5-15%   high income funds;
35-50%   U.S. stock funds;
10-25%   international stock funds; and
 5-10%   other funds.



On a periodic basis, MCA will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. MCA will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.



Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds") or unaffiliated underlying funds, including exchange traded funds ("ETFs"). Generally, MCA will not invest more than 50% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Additionally, the fund, as an alternative to investing in a particular underlying fund or class of funds, may invest in financial futures contracts or other derivative securities or contracts to obtain exposure to the same or very similar markets that the underlying fund(s) invest in. These types of investments are described in more detail in the SAI.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.


The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.

                           TARGET RETIREMENT 2020 FUND


PRINCIPAL RISKS (continued from previous page)



In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price.



This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.



In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.



In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.



The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES;

     -    FOREIGN SECURITIES; AND

     -    MORTGAGE-BACKED SECURITIES.


Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.



To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.


Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


PERFORMANCE



Performance data for the fund will be made available once the fund has been in operation for at least one calendar year.

                           TARGET RETIREMENT 2030 FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- are seeking a reasonable level of income and long-term growth of capital and income;


- are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period; or


-    are seeking to retire around the year 2030.

You should not invest in this fund if you:


-    are unwilling to accept significant fluctuations in share price; or


-    are seeking maximum long-term growth of capital.

PORTFOLIO MANAGEMENT


Who makes the investment decisions for this fund?



David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Target Retirement 2030 Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?


The TARGET RETIREMENT 2030 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.



PRINCIPAL INVESTMENT STRATEGIES



How does this fund pursue its objective? The Target Retirement 2030 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MEMBERS Capital Advisors ("MCA") for investors planning to retire in or within a few years of 2030. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.


Although the actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:


 0-10%   money market funds;
 5-20%   U.S. and international bond funds;
 5-15%   high income funds;
40-55%   U.S. stock funds;
15-30%   international stock funds; and
 5-15%   other funds.



On a periodic basis, MCA will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. MCA will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.



Underlying funds in which the fund invests may include underlying funds advised by MCA (the "affiliated underlying funds") or unaffiliated underlying funds, including exchange traded funds ("ETFs"). Generally, MCA will not invest more than 50% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Additionally, the fund, as an alternative to investing in a particular underlying fund or class of funds, may invest in financial futures contracts or other derivative securities or contracts to obtain exposure to the same or very similar markets that the underlying fund(s) invest in. These types of investments are described in more detail in the SAI.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS


What are the main risks of investing in this fund?



The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.



The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.



In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of time. Any stock is subject to the risk that the stock market as a whole may decline in value,

                           TARGET RETIREMENT 2030 FUND


PRINCIPAL RISKS (continued from previous page)



hereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline. Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.



In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.



In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.



The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES;

     -    FOREIGN SECURITIES; AND

     -    MORTGAGE-BACKED SECURITIES.


Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.


To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.

Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


PERFORMANCE



Performance data for the fund will be made available once the fund has been in operation for at least one calendar year.

                           TARGET RETIREMENT 2040 FUND

INVESTOR PROFILE

Who should consider investing in this fund?

You may want to invest in this fund if you:

- are seeking a reasonable level of income and long-term growth of capital and income;

- are seeking a way to achieve a broadly diversified holding of stocks and bonds that will gradually become less volatile over the target period; or

-    are seeking to retire around the year 2040.


You should not invest in this fund if you:


-    are unwilling to accept significant fluctuations in share price; or

-    are seeking maximum long-term growth of capital.

PORTFOLIO MANAGEMENT


Who makes the investment decisions for this fund?



David M. Schlimgen and Patrick F. Ryan at MEMBERS Capital Advisors are the fund's co-portfolio managers and are responsible for deciding which securities are purchased or sold in the Target Retirement 2040 Fund. See the "Portfolio Management" section for further information regarding the portfolio managers.


INVESTMENT OBJECTIVE - What is this fund's goal?


The TARGET RETIREMENT 2040 FUND seeks to provide capital appreciation and current income consistent with its current asset allocation.


PRINCIPAL INVESTMENT STRATEGIES

How does this fund pursue its objective?


The Target Retirement 2040 Fund invests primarily in shares of underlying funds. The fund invests in the underlying funds according to an asset allocation strategy developed by MEMBERS Capital Advisors ("MCA") for investors planning to retire in or within a few years of 2040. Over time, the fund's asset allocation will become more conservative until it reaches approximately 15 to 30% in stock funds and 70 to 85% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.



Although the actual allocations may vary, the fund's current asset allocation among asset classes and underlying funds is approximately:



 0-10%   money market funds;
 0-15%   U.S. and international bond funds;
 0-10%   high income funds;
45-60%   U.S. stock funds;
20-30%   international stock funds; and
 5-15%   other funds.



On a periodic basis, MCA will evaluate and sometimes revise the fund's asset allocations, including revising the asset class weightings and adding and/or removing underlying funds. MCA will also monitor the underlying funds on an ongoing basis and may increase or decrease the fund's investment in one or several underlying funds. The underlying fund selections are made based on several considerations, including the fund's style or asset class exposures, portfolio characteristics, risk profile, and investment process.



Underlying funds in which the fund invest may include underlying funds advised by MCA (the "affiliated underlying funds") or unaffiliated underlying funds, including exchange traded funds ("ETFs"). Generally, MCA will not invest more than 50% of the fund's net assets, at the time of purchase, in affiliated underlying funds. Additionally, the fund, as an alternative to investing in a particular underlying fund or class of funds, may invest in financial futures contracts or other derivative securities or contracts to obtain exposure to the same or very similar markets that the underlying fund(s) invest in. These types of investments are described in more detail in the SAI.



Although the fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, the fund may invest up to 100% in money market securities. To the extent the fund engages in this temporary defensive position, the fund's ability to achieve its investment objective may be diminished.


PRINCIPAL RISKS

What are the main risks of investing in this fund?


The fund is a "fund of funds," meaning that it invests primarily in underlying funds. Thus, the fund's investment performance and its ability to achieve its investment goal are directly related to the performance of the underlying funds in which it invests. Each underlying fund's performance, in turn, depends on the particular securities in which that underlying fund invests and the expenses of that underlying fund. Accordingly, the fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds. You could lose money as a result of your investment.



The fund, through the underlying funds, is subject to both the risks of investing in EQUITY SECURITIES and the risks of investing in DEBT SECURITIES.



In general, the values of EQUITY SECURITIES fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions. Accordingly, the value of the equity securities that an underlying fund holds may decline over short or extended periods of

                           TARGET RETIREMENT 2040 FUND



PRINCIPAL RISKS (continued from previous page)



time. Any stock is subject to the risk that the stock market as a whole may decline in value, thereby depressing the stock's price. This is known as MARKET RISK. U.S. equity markets tend to be cyclical, with periods when prices generally rise and periods when prices generally decline.



Foreign equity markets exhibit fewer clear trends and tend to reflect unpredictable local economic and financial conditions. Equity securities are also subject to FINANCIAL RISK, which is the risk that the issuer's earnings prospects and overall financial position will deteriorate, causing a decline in the security's value. Therefore, the value of an investment in those underlying funds that hold equity securities may increase or decrease. Certain of the underlying funds may invest in the equity SECURITIES OF SMALLER COMPANIES, which may fluctuate more in value and be more thinly traded than the securities of larger companies.



In general, DEBT SECURITIES and other income-bearing securities are subject to the risk of INCOME VOLATILITY, INTEREST RATE RISK (a type of market risk), and CREDIT RISK (a type of financial risk). INCOME VOLATILITY refers to the degree and speed with which changes in prevailing market interest rates diminish the level of current income from a portfolio of income-bearing securities. CREDIT RISK relates to the ability of an issuer of a debt security to pay principal and interest on the security on a timely basis and is the risk that the issuer could default on its obligations, thereby causing an underlying fund to lose its investment in the security.



In general, INTEREST RATE RISK is the risk that when prevailing interest rates decline, the market value of income-bearing securities (particularly fixed-income securities) tends to increase. Conversely, when prevailing interest rates increase, the market value of income-bearing securities (particularly fixed-income securities) tends to decline.



The main risks of investing in ETFS are the same as investing in a portfolio of equity securities comprising the index on which the ETF is based, although lack of liquidity in an ETF could result in it being more volatile than the securities comprising the index. Additionally, the market prices of ETFs will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their net asset values.) Index-based ETF investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index.


To the extent that the underlying funds invest in the following securities, the fund may be affected by additional risks relating to those securities:

     -    NON-INVESTMENT GRADE SECURITIES;

     -    FOREIGN SECURITIES; AND

     -    MORTGAGE-BACKED SECURITIES.


Issuers of NON-INVESTMENT GRADE SECURITIES are typically in weak financial health and their ability to pay principal and interest is uncertain. FOREIGN SECURITIES have additional risks associated with fluctuations in currency exchange rates, different accounting standards, potential economic and political instability and less stringent securities regulation. MORTGAGE-BACKED SECURITIES are subject to prepayment/extension risk, which is the chance that a rise or fall in interest rates will reduce/extend the life of a mortgage-backed security by increasing/decreasing mortgage prepayments typically reducing the fund's return. These risks are more fully explained in the SAI.



To the extent the fund invests in financial futures contracts or other derivative securities or contracts, it is subject to HEDGING RISK, CORRELATION RISK, LIQUIDITY RISK, and, in some cases, LEVERAGE RISK.


Additionally, the fund is subject to ASSET ALLOCATION RISK, which is the risk that the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.


PERFORMANCE



Performance data for the fund will be made available once the fund has been in operation for at least one calendar year.

EXPENSES

The following information describes the expenses that you may pay if you buy and hold shares of the funds. The expenses do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

TRANSACTION EXPENSES (paid directly from your investment):  None

ANNUAL FUND OPERATING EXPENSES (deducted from fund assets and reflected in the share price):


Set forth in the table below are each fund's annual operating expenses for the year ended December 31, 2007. If the fund was new in 2007, the annual operating expenses are based on estimates for the current fiscal year. Please keep in mind that as a result of changing market conditions, total asset levels and other factors, expenses at any time during the current fiscal year may be significantly different from those shown.



                                                          TOTAL         ACQUIRED    TOTAL ANNUAL DIRECT
                                                      ANNUAL DIRECT    FUND FEES     FUND AND ACQUIRED
                          MANAGEMENT      OTHER      FUND OPERATING       AND          FUND OPERATING
FUND                        FEES(1)    EXPENSES(3)      EXPENSES      EXPENSES(4)       EXPENSES(5)
----                      ----------   -----------   --------------   -----------   -------------------
CONSERVATIVE ALLOCATION    0.30%(2)       0.01%           0.31%          0.65%             0.96%
MODERATE ALLOCATION        0.30%(2)       0.01%           0.31%          0.87%             1.18%
AGGRESSIVE ALLOCATION      0.30%(2)       0.01%           0.31%          1.06%             1.37%
MONEY MARKET               0.45%          0.01%           0.46%          0.00%             0.46%
BOND                       0.55%          0.01%           0.56%          0.00%             0.56%
HIGH INCOME                0.75%          0.01%           0.76%          0.00%             0.76%
DIVERSIFIED INCOME         0.70%          0.01%           0.71%          0.00%             0.71%
LARGE CAP VALUE            0.60%          0.01%           0.61%          0.00%             0.61%
LARGE CAP GROWTH           0.80%          0.01%           0.81%          0.00%             0.81%
MID CAP VALUE              1.00%          0.01%           1.01%          0.00%             1.01%
MID CAP GROWTH             0.85%          0.01%           0.86%          0.00%             0.86%
SMALL CAP VALUE            1.10%          0.01%           1.11%          0.00%             1.11%
SMALL CAP GROWTH           1.10%          0.01%           1.11%          0.00%             1.11%
GLOBAL SECURITIES          0.95%          0.01%           0.96%          0.00%             0.96%
INTERNATIONAL STOCK        1.20%          0.01%           1.21%          0.00%             1.21%
TARGET RETIREMENT 2020     0.40%          0.01%           0.41%          0.93%             1.34%
TARGET RETIREMENT 2030     0.40%          0.01%           0.41%          1.01%             1.42%
TARGET RETIREMENT 2040     0.40%          0.01%           0.41%          1.00%             1.41%



(1) The management fee is the amount paid to the investment adviser for managing each fund's portfolio and administering its operations.



(2) Through April 30, 2008, the fund's investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), agreed to reduce the management fee of the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION and AGGRESSIVE ALLOCATION FUNDS (collectively, the "TARGET ALLOCATION FUNDS"), from 0.30% to 0.20%. The management fee reduction has been discontinued as of May 1, 2008.


(3) Other expenses consist of trustees', auditors' and compliance fees; interest on borrowings; and taxes and extraordinary expenses.


(4) In addition to the "Total Annual Direct Fund Operating Expenses" which the funds bear, the funds' shareholders indirectly bear the expenses of "Acquired Funds" (i.e., underlying funds) in which the funds invest. The funds' indirect expenses from investing in the underlying funds are shown in the table. You should be aware that the expenses associated with an investment in a fund that invests in other mutual funds may be higher than the expenses associated with an investment in a mutual fund that does not invest in other mutual funds because there are two tiers of expenses (i.e., the expenses of the fund and the expenses of the underlying funds). Future underlying fund expenses may be affected by a change in underlying funds, fund allocations, and expense ratios at the underlying funds levels. Amounts less than 0.01% are included in "Other Expenses".



(5) Shown in the table is the total of the fund's "Total Annual Direct Fund Operating Expenses" and "Acquired Fund Fees and Expenses" of the underlying funds (if any). To the extent that the "Total Annual Direct Fund and Acquired Fund Operating Expenses" do not correlate to the Ratio of Expenses to Average Net Assets provided in the "Financial Highlights," the reason is that the calculation for the Ratio of Expenses to Average Net Assets includes only the direct "operating" expenses of the fund and does not include "Acquired Fund Fees and Expenses," if any. With respect to the TARGET RETIREMENT 2020, TARGET RETIREMENT 2030 and TARGET RETIREMENT 2040 FUNDS (collectively, the "TARGET DATE FUNDS"), and the SMALL CAP VALUE and SMALL CAP GROWTH FUNDS, the difference is also due to the fact that "Other Expenses" are based on estimates for the current fiscal year because the funds were new in 2007.

EXAMPLES

The examples shown below are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. The examples show what expenses you would pay if you INVESTED $10,000 in each fund over the various time periods indicated. The examples assume that you reinvested all dividends and distributions, that the average annual return for each fund was 5%, and that the funds' total annual direct fund and acquired fund operating expenses remain the same.

Although your actual costs may be higher or lower, assuming the TOTAL ANNUAL DIRECT FUND AND ACQUIRED FUND OPERATING EXPENSES as set forth above, and that you redeemed your entire investment at the end of each period, your total estimated expenses would be:


FUND                      1 YEAR   3 YEARS   5 YEARS   10 YEARS
----                      ------   -------   -------   --------
CONSERVATIVE ALLOCATION    $ 98      $328      $576     $1,291
MODERATE ALLOCATION         120       396       694      1,543
AGGRESSIVE ALLOCATION       139       455       794      1,756
MONEY MARKET                 47       148       258        579
BOND                         57       179       313        701
HIGH INCOME                  78       243       422        942
DIVERSIFIED INCOME           73       227       395        883
LARGE CAP VALUE              62       195       340        762
LARGE CAP GROWTH             83       259       450      1,002
MID CAP VALUE               103       322       558      1,236
MID CAP GROWTH               88       274       477      1,061
SMALL CAP VALUE             103       322       558      1,236
SMALL CAP GROWTH            103       322       558      1,236
GLOBAL SECURITIES            98       306       531      1,178
INTERNATIONAL STOCK         123       384       665      1,466
TARGET RETIREMENT 2020      136       425       734      1,613
TARGET RETIREMENT 2030      145       449       776      1,702
TARGET RETIREMENT 2040      144       446       771      1,691


The above examples are for comparison purposes only and are not a representation of the funds' actual expenses and returns, either past or future. Actual expenses may be greater or less than those shown above. The examples do not reflect any expenses, fees, and charges paid under your variable contract or retirement or pension plan. If these expenses, fees, and charges were included, your costs would be higher.

                                   THE SHARES

OFFER


The Trust offers one class of shares through this prospectus: Class Z. Generally, Class Z shares are offered to separate accounts (the "Accounts") of CUNA Mutual Insurance Society ("CMIS") and to qualified pension and retirement plans of CMIS and its affiliates (the "Plans"). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CMIS. The Trust does not offer shares directly to the general public.


The Trust has entered into a participation agreement with CMIS, the sponsor of each Account, and with each Plan, setting forth the terms and conditions pursuant to which the Accounts and Plans may purchase and redeem shares of the funds.

Investments in the Trust by Accounts are made through either variable annuity or variable life insurance contracts (collectively, "variable contracts"). Net purchase payments under the variable contracts are placed into one or more subaccounts of the Accounts, and the assets of each subaccount are invested (without sales or redemption charges) in shares of the fund corresponding to that subaccount.

CONFLICTS


A potential for certain conflicts exists between the interests of variable annuity contract owners and variable life insurance contract owners. A potential for certain conflicts would also exist between the interests of any of such contract owners and Plan participants that invest in the funds. To the extent that such classes of investors are invested in the same fund when a conflict of interest arises that might involve the fund, one or more such classes of investors could be disadvantaged. The Trust currently does not foresee any such disadvantage to owners of variable contracts or to Plan participants. Nonetheless, the Board of Trustees of the Trust (the "Board") monitors the funds for the existence of any irreconcilable material conflicts of interest. If such a conflict affecting owners of variable contracts is determined to exist, CMIS will, to the extent reasonably practicable, take such action as is necessary to remedy or eliminate the conflict. If such a conflict were to occur, one or more of the Accounts and Plans might be required to withdraw its investment in one or more funds or substitute shares of one fund for another. This might force a fund to sell its portfolio securities at a disadvantageous price.


PURCHASE AND REDEMPTION


For each day on which a fund's net asset value ("NAV") is calculated, the Accounts transmit to the funds any orders to purchase or redeem shares of the funds based on the net purchase payments, redemption (surrender) requests, and transfer requests from variable contract owners, annuitants and beneficiaries that have been processed on that day. Similarly, Plans transmit to the funds any orders to purchase or redeem shares of the fund(s) based on the instructions of Plan trustees or participants. Accounts and Plans purchase and redeem shares of each fund at the fund's NAV per share calculated as of the day the Trust receives the order, although such purchases and redemptions may be executed the next morning. Shares are purchased and redeemed at NAV without the deduction of sales or redemption charges. Payment for shares redeemed will be made within seven days after receipt of a proper notice or redemption, except that the right of redemption may be suspended or payments postponed when permitted by applicable laws and regulations.


For a more detailed description of the procedures for allocating value in a subaccount to a portfolio of the Trust, owners of individual variable contracts should refer to the separate prospectus for their contracts. Plan participants should refer to their Plan documents for more detail concerning allocation of investments among portfolios.

Notwithstanding the foregoing, the Trust reserves the right to refuse to sell shares to the Accounts if such sales are not in the Trust's or appropriate fund's best interests. For example, the Trust may reject purchase orders from Accounts when such orders appear to be part of a pattern of large purchases and redemptions that, in the opinion of the Trust, may reflect the net efforts of variable contract owners to time the market or arbitrage the changing value of a fund's assets between daily pricing.

FREQUENT TRADING

The Trust has a policy of making reasonable efforts to deter frequent purchases and redemptions of large amounts of shares of any fund that may disrupt orderly management of the funds' investment portfolio ("disruptive trading"). As investment vehicles for variable contracts and qualified pension and retirement plans, which are designed as long-term investments, the funds are not appropriate for frequent trading or other trading strategies that entail rapid or frequent investment and disinvestment with regard to any fund or market sector.

Such practices often disrupt the orderly management of a fund's investment portfolio by, among other things:

     - requiring more than optimal amounts of assets to be invested in money market instruments or other very liquid holdings;

     - necessitating premature liquidation of certain investments at unfavorable prices; or

     - increasing brokerage commissions and other portfolio transaction expenses.

Likewise, exploiting potential uncertainty about the value of certain portfolio investments when a fund calculates its NAV often dilutes that value of investments held by long-term investors. In addition, such practices may give rise to irreconcilable conflicts of interest between owners of different types of variable contracts and plan participants, or otherwise cause the Trust to breach participation agreements.

The Trust's Board has adopted policies and procedures reasonably designed to detect and deter disruptive trading. The Trust's policies include: (1) a policy of not knowingly accommodating variable contract owner and plan participant transactions that result in disruptive trading, (2) a policy of applying any future restrictions on the volume or number of purchases of fund shares uniformly to all accounts and plans without exception, and (3) a policy permitting procedures to vary among funds provided that procedures related to restrictions on the volume or number of purchases of shares for a particular fund apply uniformly to all accounts and plans investing in the funds. At the current time, the procedures do not include specific restrictions on the volume or number of purchases of any fund's shares.


In addition to the above, to combat dilution of the value of long-term shareholders' interests in a fund, the Trust's Board of Trustees has adopted policies and procedures for the funds to employ fair valuation procedures on the securities the Trust holds in its portfolios.



Except as set forth below, currently, the only shareholders of the Trust are the Accounts and the Plans. Because CMIS and/or CUMIS Insurance Society, Inc., an affiliate of CMIS, funded certain series of the Trust upon organization of such series, these companies each own shares of the Trust as well. Although each Account and Plan typically makes either one purchase or redemption of shares of each fund each day, the Trust does not consider such transactions disruptive to a fund unless they are large in relation to the fund's size and not the random result of net variable contract owner transactions in an Account or participant transactions in a Plan. However, the Trust considers large purchases or redemptions of shares resulting from contract owners or plan participants engaging in: (1) "frequent trading," (2) attempted arbitrage based on the potential for uncertainty in the value of certain portfolio investments at the time the fund computes its NAV, or (3) other trading strategies that entail rapid or frequent transfers of contract value from one subaccount of an Account to another or from one investment option in a Plan to another, to be disruptive trading and will take appropriate action to deter such trading, including adoption of specific procedures appropriate to the circumstances. Because any disruptive trading would occur in the Accounts or the Plans, the Trust has adopted, as its own, the disruptive trading policy of CMIS for the Accounts and the Plans. The policy provides for CMIS to monitor individual contract value transfer patterns and individual participant transaction patterns, to identify those that exceed certain frequency and/or amount thresholds that, in the past, have been indicators of potential disruptive trading. The monitoring process generates reports regarding such transactions that CMIS examines to determine if disruptive trading has taken place.



CMIS applies the policies and procedures for each Account uniformly to all variable contracts issued through that Account. Likewise, CMIS applies its policies and procedures for each Plan uniformly to all participants in that Plan.


The Trust may adopt redemption fees for shares of one or more funds, but as of the date of this prospectus, has not done so.

In addition to adopting procedures, the Trust may take other actions to stop disruptive trading such as ceasing sales of additional shares of one or more funds to an Account through which offending variable contract owners may be operating or to a Plan through which offending participants may be operating. In such an event, all other owners of contracts issued through that Account or participants in that Plan would be disadvantaged. Because actions taken to deter disruptive trading may be particular to the Account or Plan in question, the Trust may not take such action on a uniform basis for all Accounts or Plans.

Although the Trust will endeavor to ensure that each Account or Plan can and does identify and deter disruptive trading by its variable contract owners or participants, it cannot be certain that any particular control will operate to deter all activity that can result in disruptive trading or guarantee their success at deterrence. Therefore, an investment in any of the funds is subject to the risks of disruptive trading.

DIVIDENDS


Dividends of the various funds in the Trust are distributed to each fund's corresponding separate account for variable contracts and qualified pension or retirement plans and automatically reinvested in the applicable fund shares.



Dividends from the MONEY MARKET FUND are declared and reinvested daily in full and fractional shares of the fund.



Dividends of ordinary income from the other funds are declared and reinvested annually in full and fractional shares. Dividends of capital gains from these funds are declared and reinvested at least annually in full and fractional shares. In no event will capital gain dividends be declared and paid more frequently than allowed under SEC rules.


The funds' distributions may be subject to federal income tax. An exchange of fund shares may also be treated as a sale of fund shares and any gain on the transaction may be subject to federal income tax.

PRICING OF FUND SHARES


The funds' shares will be purchased and redeemed at the shares' NAV without sales or redemption charges. The NAV per share for each fund and class is determined each business day at the close of regular trading on the New York Stock Exchange (typically 3:00 p.m. Central Time) by dividing the net assets of each fund and class by the number of shares outstanding of that fund and class. Transaction requests received after 3:00 p.m. Central Time will be processed using the next day's NAV. The NAV per share for each fund is not determined on days the New York Stock Exchange is closed for trading. The New York Stock Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



For all funds other than the MONEY MARKET FUND, a fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Since the assets of each TARGET ALLOCATION FUND and TARGET DATE FUND consist primarily of shares of underlying funds, the NAV of each such fund is determined based on the NAVs of the underlying funds.



Because each TARGET ALLOCATION FUND and TARGET DATE FUND will only invest in underlying funds, government securities and short-term paper, it is not anticipated that MCA will need to "fair" value any of the investments of these funds. However, an underlying fund may need to "fair" value one or more of its investments, which may, in turn, require a TARGET ALLOCATION FUND or a TARGET DATE FUND to do the same because of delays in obtaining the underlying fund's NAV. The following fair valuation policy is followed by MCA with respect to the funds that it advises. It is anticipated that unaffiliated underlying funds will have a fair valuation policy that is somewhat similar and such policy will be described in the prospectus of the underlying fund, including an explanation of the circumstances under which fair value pricing will be used and the effects of using fair value pricing.



If quotations are not readily available for a security or other portfolio investment, or if it is believed that a quotation or other market price for a security or other portfolio investment does not represent its fair value, MCA may value the security or investment using procedures approved by the Board that are designed to establish its fair value. The fair valuation procedures may be used to value any investment of any fund in the appropriate circumstances. Securities and other investments valued at their "fair" value entail significantly greater valuation risk than do securities and other investments valued at an established market value.


MCA relies on its fair value procedures most often in connection with FOREIGN SECURITIES whose principal trading market(s) is outside the U.S. and/or are denominated in a foreign currency. From time to time, events occur that affect the issuers of such foreign securities or the securities themselves, or information about the issuer or securities becomes available, after the close of trading in the securities but before 3:00 p.m. Central Time. In these situations, the fair value of the foreign security may be something other than the last available quotation or other market price. With regard to such foreign securities, the fair valuation procedures include consultation with an independent "fair value" pricing service. Nonetheless, MCA separately evaluates each such foreign security and may, in conformity with the fair valuation procedures, establish a different fair value than that reached by the independent pricing service or other financial institutions or investment managers.


Determining the fair value of securities involves consideration of objective factors as well as the application of subjective judgments about their issuers and the markets in which they are traded. A number of methodologies are available for determining the value of securities for which there is no clear market value or for which after-market events make prior market values unreliable. The value established by MCA under the fair valuation procedures for any security or other investment (or underlying fund) may vary from the last quoted sale price or market close price, or from the value given to the same security or investment by: (1) an independent pricing service, (2) other financial institutions or investment managers, or (3) MCA had it used a different methodology to value the security. The Trust and MCA cannot assure that a security or other portfolio investment can be sold at the fair value assigned to it at any time.


The securities held by the MONEY MARKET FUND are valued on the basis of amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of any discount or premium until the instrument's maturity, rather than evaluating actual changes in the market value of the instrument. The MONEY MARKET FUND'S NAV is normally expected to be $1 per share.

To the extent the funds hold portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the funds do not price their shares, the NAV of such funds' shares may change on days when shareholders will not be able to purchase or redeem the funds' shares.

Federal securities regulations will be followed in case of an emergency that interferes with valuation of shares. More information about the calculation of the NAV is in the SAI.

TAXES


For federal income tax purposes, each fund will be treated as a separate entity. Each fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code, as amended (the "Code"). By so qualifying, a fund is not subject to federal income tax to the extent that its net investment income and net realized capital gains are distributed to the Accounts or to Plans. Further, each fund intends to meet certain diversification requirements applicable to mutual funds underlying variable life insurance and variable annuity contracts.



The shareholders of the funds are qualified pension and profit sharing plans and the separate accounts of CMIS. Under current law, plan participants and owners of variable life insurance and annuity contracts which have invested in a fund are not subject to federal income tax on fund earnings and distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the plan or contracts. For information concerning the federal tax consequences to the purchasers of the variable annuity or variable life insurance contracts, see the separate prospectuses for such contracts.


For more information about the tax status of the funds, see "Taxes" in the SAI.

                          MORE ABOUT ULTRA SERIES FUND

INVESTMENT ADVISER


The funds' investment adviser is MCA, 5910 Mineral Point Road, Madison, Wisconsin 53705. MCA was established on July 6, 1982. It provides investment advice to the investment portfolios of the CUNA Mutual Group (i.e., CMIS and its affiliates) and MEMBERS Mutual Funds. As of December 31, 2007, MCA had over $15.1 billion of assets under management. MCA manages all funds using a team approach consisting of a lead portfolio manager, supporting analysts and the guidance of MCA's other equity and fixed income portfolio managers.

As payment for its services as the investment adviser, MCA receives a management fee based upon the average daily net assets of each fund which is computed and accrued daily and paid monthly. The management fees paid to MCA, at an annual rate as a percentage of average net assets for the previous fiscal year, were:
0.30% (contractually agreed to reduce the management fee to 0.20% until April 30, 2008) for each of the TARGET ALLOCATION FUNDS, 0.45% for the MONEY MARKET FUND, 0.55% for the BOND FUND, 0.75% for the HIGH INCOME FUND, 0.70% for the DIVERSIFIED INCOME FUND, 0.60% for the LARGE CAP VALUE FUND, 0.80% for the LARGE CAP GROWTH FUND, 1.00% for the MID CAP VALUE FUND, 0.85% for the MID CAP GROWTH FUND, 1.10% for the SMALL CAP VALUE FUND, 1.10% for the SMALL CAP GROWTH FUND, 0.95% for the INTERNATIONAL STOCK FUND, 1.20% for the GLOBAL SECURITIES FUND, and 0.40% for each of the TARGET DATE FUNDS.


In addition to providing portfolio management services, MCA also provides or arranges for the provision of substantially all other services required by the funds. Such services include all administrative, accounting and legal services, as well as the services of custodians, transfer agents, and dividend disbursing agents.

MCA currently manages the assets of all of the funds using a "manager of managers" approach under which MCA may manage some or all of the funds' assets and may allocate some or all of the funds' assets among one or more specialist subadvisers. MCA selects subadvisers based on a continuing quantitative and qualitative evaluation of their abilities in managing assets pursuant to a particular investment style. While superior performance is the ultimate goal, short-term performance by itself will not be a significant factor in selecting or terminating subadvisers, and MCA does not expect frequent changes in subadvisers. MCA compensates subadvisers out of its own assets.


MCA monitors the performance of each subadviser to the extent it deems appropriate to achieve a fund's investment objective, reallocates fund assets among its own portfolio management team and individual subadvisers or recommends to the Board that a fund employ or terminate particular subadvisers. The Trust and MCA received an exemptive order from the SEC that permits the Board to appoint or change subadvisers without shareholder approval. If there is a change in subadvisers, you will receive an "information statement" within 90 days of the change. The statement will provide you with relevant information about the reason for the change and information about any new subadvisers.



A discussion regarding the basis for the approval of the funds' investment advisory contracts by the Board is contained in the funds' annual report to shareholders for the period ended December 31, 2007.


PORTFOLIO MANAGEMENT


As of the date of this prospectus, MCA manages the assets of the TARGET ALLOCATION FUNDS, MONEY MARKET FUND, BOND FUND, DIVERSIFIED INCOME FUND, LARGE CAP VALUE FUND, LARGE CAP GROWTH FUND, TARGET DATE FUNDS and a portion of the assets of the MID CAP VALUE FUND. The following individuals are primarily responsible for the day-to-day management of these funds.



The TARGET ALLOCATION and the TARGET DATE FUNDS are co-managed by David M. Schlimgen, CIMA, CIMC, and Patrick F. Ryan, CIMA. Mr. Schlimgen, Senior Portfolio Manager, Managed Accounts of MCA, has been involved in portfolio management and securities analysis for the TARGET ALLOCATION FUNDS since 2008 and the TARGET DATE FUNDS since 2007. He is responsible for managing the investment activities of MCA's managed account products since joining the firm in 2001, in addition to co-managing the three target allocation funds in the MEMBERS Mutual Funds with Mr. Ryan since 2008. Prior to joining MCA in 2001, Mr. Schlimgen was president of his own independent fee-based registered investment advisory firm (1994-2001). Mr. Ryan, Senior Analyst, Managed Accounts of MCA, has been involved in portfolio management and securities analysis for the TARGET ALLOCATION FUNDS since 2008 and the TARGET DATE FUNDS since 2007. He is responsible for conducting manager research and due diligence for MCA's managed accounts products since joining the firm in 2004, in addition to co-managing the three target allocation funds in the MEMBERS Mutual Funds with Mr. Schlimgen since 2008. Prior to joining MCA in 2004, Mr. Ryan held positions with UBS Financial Services (2000-2002) and Northwestern Mutual (2003).



The MONEY MARKET FUND is managed by Edward J. Meier. Mr. Meier, Director and Portfolio Manager, Fixed Income of MCA has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. Mr. Meier has 15 years of experience managing fixed-income assets. Prior to joining MCA, Mr. Meier was an investment professional at AEGON U.S.A. Investment Management Company where he managed $8 billion in mortgage- and asset-backed securities (1999-2005).



The BOND FUND and the fixed income portion of the DIVERSIFIED INCOME FUND are managed by Dean "Jack" Call, D.B.A., CFA. Mr. Call, Managing Director and Portfolio Manager, Fixed Income of MCA has been involved in portfolio management of the fixed income funds since he joined the firm in 2004. Mr. Call has been active in fixed income investing since 1982 and has 25 years of experience in a number of investment activities. Prior to joining MCA, Mr. Call was an investment professional at Bank One Capital Markets (2002-2004) and Scudder, Kemper Investments (2000-2002).



The DIVERSIFIED INCOME FUND is co-managed by John H. Brown, CFA, and Dean "Jack" Call, D.B.A., CFA. Mr. Brown, Managing Director and Portfolio Manager, Equities of MCA manages the equity portion of the fund and has been involved in portfolio management and securities analysis for the fund since he joined the firm in 1998. Prior to joining MCA, Mr. Brown was senior portfolio manager and Principal at Montgomery Asset Management (1994-1998), and a portfolio manager and analyst at Merus Capital Management (1986-1994).



The LARGE CAP VALUE FUND is managed by Scott D. Opsal, CFA. Mr. Opsal, Managing Director and Portfolio Manager, Equities of MCA has been involved in portfolio management for all stock funds since he joined the firm in 2003. He also serves as utilities stock analyst supporting all the MCA-managed stock portfolios and leads the development and implementation of common stock analysis and portfolio risk management tools used throughout the common stock portfolio management process. Prior to joining MCA, Mr. Opsal served as analyst, portfolio manager, Director of Research and Chief Investment Officer with Invista Capital Management (1983-2002).



The LARGE CAP GROWTH FUND is managed by Bruce A. Ebel, CFA, CIC, CFP(R). Mr. Ebel, Managing Director and Portfolio Manager, Equities of MCA has been involved in portfolio management and securities analysis for the fund since he joined the firm in 2005. He also serves as analyst of the biotechnology industry supporting all MCA-managed stock portfolios. Mr. Ebel's investment management experience spans 28 years and includes serving as Managing Director at LIFEPOINT Financial Consultants, Inc. (2003-2005) and Senior Vice President and equity portfolio manager at State Street Research (1999-2003).



The MID CAP VALUE FUND is managed by Livia S. Asher. Ms. Asher, Managing Director and Portfolio Manager, Equities of MCA, joined the firm in 2006. She also serves as the analyst responsible for stocks in the non-bank financial sector for MCA-managed portfolios. Ms. Asher's investment management experience spans more than 31 years, most of it covering the financial services industry for both sell-side and buy-side firms. Prior to joining MCA, Ms. Asher was an officer and investment analyst at Mitsubishi Trust & Banking Corp. (2003-2005), Merrill Lynch (1988-1997), Fox-Pitt, Kelton (1985-1988) and First Boston (1975-1985). In addition, she was an equity portfolio manager and analyst covering the U.S. financial services industry at Allianz of America (1998-2002).



As of the date of this prospectus, Shenkman Capital Management, Inc. ("SCM") 461 Fifth Avenue, 22nd Floor, New York, New York 10017, is the only subadviser managing the assets of the HIGH INCOME FUND. SCM is independently owned by employees and directors and focuses exclusively on managing high yield assets. SCM manages assets for "blue chip" institutional, endowment, ERISA, foundation and public pension accounts. As of December 31, 2007, SCM managed over $9 billion in assets, which included investment advisory services for three other registered investment companies having aggregate assets of approximately $420 million.



Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan, CPA, CFA are the fund's co-primary Portfolio Managers. Mr. Shenkman has been the President and Chief Investment Officer of SCM since he founded the company in 1985. Mr. Whitley, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1988 and became a Portfolio Manager in 1994. Mr. Flanagan, Executive Vice President and Portfolio Manager of SCM, joined the firm in 1992 and became a Portfolio Manager in 2002.



As of the date of this prospectus, Wellington Management Company, LLP ("Wellington Management"), manages the MID CAP GROWTH FUND, the small-cap portion of the assets within the MID CAP VALUE FUND and the SMALL CAP VALUE FUND. Wellington Management is a Massachusetts limited liability partnership with principal offices at 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2007, Wellington Management had investment management authority with respect to approximately $588 billion in assets.


The MID CAP GROWTH FUND is managed by Francis J. Boggan, CFA. Mr. Boggan, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as portfolio manager of the fund since 2006. Mr. Boggan joined Wellington Management as an investment professional in 2001.

The following individuals are primarily responsible for the management of the small-cap portion of the MID CAP VALUE FUND and the SMALL CAP VALUE FUND:


Stephen T. O'Brien, CFA, Senior Vice President and Equity Portfolio Manager of Wellington Management, has served as the portfolio manager of the MID CAP VALUE FUND since 2001 and the SMALL CAP VALUE FUND since 2007. Mr. O'Brien joined Wellington Management as an investment professional in 1983. Mr. O'Brien intends to retire June 30, 2008, after which time Mr. McCormack will serve as portfolio manager of the SMALL CAP VALUE FUND and Mr. Pedersen will serve as the portfolio manager of the MID CAP VALUE FUNDS.


Timothy J. McCormack, CFA, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2000 and the SMALL CAP VALUE FUND since 2007. Mr. McCormack joined Wellington Management as an investment professional in 2000.


Shaun F. Pedersen, Vice President and Equity Portfolio Manager of Wellington Management, has been involved in portfolio management and securities analysis for the MID CAP VALUE FUND since 2004 and the SMALL CAP VALUE FUND since 2007. Mr. Pedersen joined Wellington Management as an investment professional in 2004. Prior to joining Wellington Management, Mr. Pedersen was an investment professional with Thomas Weisel Asset Management (2001-2004).



As of the date of this prospectus, Paradigm Asset Management Company, LLC ("Paradigm"), 445 Hamilton Avenue, White Plains, New York 10601, is the only subadviser managing the assets of the SMALL CAP GROWTH FUND. Paradigm is a limited liability company that was established in 1991. Paradigm provides investment management services to investment companies, employee benefit plans, endowments, foundations, and other institutions and had approximately $1 billion in assets under management as of December 31, 2007.



James E. Francis, President and Chief Executive Officer of Paradigm, leads the portfolio management team of the SMALL CAP GROWTH FUND. Mr. Francis was the co-founder of the firm in 1991 and has overseen the investment process since the firm's inception. The other members of the team include Jeffrey E. Marcus and Gregory Pai.


Jeffrey E. Marcus, Senior Portfolio Manager, joined Paradigm in 1991 as a portfolio manager. Mr. Marcus has been involved in portfolio management and investment analysis since 1988. Prior to joining Paradigm, Mr. Marcus was an investment analyst for Warner Lambert.

Gregory Pai, Managing Director and Portfolio Manager, joined Paradigm in 1996 as a senior partner. He has been involved in portfolio management since he joined Paradigm. Prior to joining Paradigm, Mr. Pai held senior positions in the media industry and was a management consultant with Price Waterhouse & Company.


As of the date of this prospectus, Mondrian Investment Partners Limited ("Mondrian"), 10 Gresham Street, London EC2V 7JD, is the only subadviser for the GLOBAL SECURITIES FUND. Mondrian is based in London, United Kingdom. Mondrian is controlled by members of Mondrian's management. Mondrian has managed assets since the firm's founding in 1990. As of December 31, 2007, Mondrian managed over $64 billion in assets in institutional or separately managed accounts and commingled vehicles. Mondrian is registered as an investment adviser under the Investment Advisers Act of 1940 and is regulated in the United Kingdom by the Financial Services Authority.




The management of Mondrian's global equity investment products is led by the Global Investment Committee headed by Nigel May, Director, Chief Investment Officer, Global Equities, Elizabeth Desmond, Director, Chief Investment Officer, International Equities, and Clife Gillmore, Chief Executive Officer. The other members of the committee are

Brendan Baker, Senior Portfolio Manager, Andrew Porter, Portfolio Manager, and Jonathan Spread, Portfolio Manager. More information regarding these individuals follows below.


The Global Investment Committee decides asset allocation, stock weightings and currency hedging. If a buy or sell decision is made by the Global Investment Committee, it is entered on to the stock list to be implemented in all relevant global portfolios. In the absence of client-imposed restrictions, all client portfolios with the same benchmark are managed to be as similar as possible. As all investment decisions are made by the Global Investment Committee and communicated to all fund managers, there is very little discretion allowed to individual portfolio managers.





Nigel G. May, Director, Chief Investment Officer, Global Equities, is a graduate of Sidney Sussex College, Cambridge University, where he completed his Masters in Engineering. He joined Mondrian in 1991. Having led the European team's research effort since 1995, he now also has responsibility for the North American and Small Cap teams. Mr. May was formerly a Senior Portfolio Manager and analyst with Hill Samuel Investment Advisers Ltd., having joined the Hill Samuel Investment Group in 1986.



Elizabeth A. Desmond, Director, Chief Investment Officer, International Equities, is a graduate of Wellesley College and the Masters Program in East Asian Studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Mondrian in the spring of 1991, she was a Pacific Basin Equity Analyst and Senior Portfolio Manager at Hill Samuel Investment Advisers Ltd. Ms. Desmond is a CFA Charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.



Clive A. Gillmore, Chief Executive Officer, is a graduate of the University of Warwick and has completed the Investment Management Program at the London Business School. In 1990, Mr. Gillmore joined Mondrian's predecessor organization as a founding member, having previously worked as a Senior Portfolio Manager for Hill Samuel Investment Advisers Ltd., and a Portfolio Manager at Legal and General Investment Management. He has over twenty years' experience analyzing equity markets and securities around the world and has managed client portfolios with a wide range of mandates. Mr. Gillmore is CEO of Mondrian. He is a member of Mondrian's Equity Strategy Committee, Chairman of the Emerging Markets Strategy Committee (where his research specialization lies) and a member of the Management Steering Committee.









Brendan Baker, Senior Portfolio Manager of Mondrian, has a BSc in history and an MSc in economics from the University of London. He commenced his career as a financial journalist before moving to the Centre for Economic Policy Research, an academic economics research institute. On completing his MSc, Mr. Baker moved to Lombard Street Research as a Senior Economist working on the G7 economies and financial markets. After seven years, he joined Mondrian in the autumn of 2001.



Andrew Porter, Portfolio Manager, holds a first class masters degree in chemistry from Magdalen College, Oxford University. He started his career as a consultant and trainee chartered accountant at Deloitte and Touche. He then moved to Frank Russell where he was a Portfolio Analyst, managing the multi-manager funds in the Asia Pacific region. Mr. Porter joined Mondrian in August 2003. Mr. Porter is a CFA charterholder, and a member of the CFA Institute and the UK Society of Investment Professionals.



Jonathan Spread, Portfolio Manager, graduated from Durham University in 1999 with a BSc in Computer Science and joined Morley Fund Management as part of their Pan-European research team. He joined Mondrian in May 2005 and will continue to focus on European banks and insurers. He is a CFA charterholder.



As of the date of this prospectus, Lazard Asset Management LLC ("Lazard"), 30 Rockefeller Plaza, 59th Floor, New York, New York 10112, is the only subadviser managing the assets of the INTERNATIONAL STOCK FUND. Lazard began managing separate account international equity portfolios in 1985. Lazard employs over 100 global investment professionals, with smaller teams responsible for portfolio construction. Lazard is a New York-based subsidiary of Lazard Freres & Co. LLC ("LF & Co."), a New York limited liability company. Lazard provides its institutional and private clients with a wide variety of investment banking, brokerage management and related services. LF & Co. established Lazard as its investment management division and registered it with the SEC as an investment adviser on May 1, 1970. Investment management services are also provided by Lazard Asset Management Limited, based in

London, Lazard Asset Management (Deutschland) GmbH, based in Frankfurt, Lazard Asset Management Italy, based in Milan, Lazard Japan Asset Management KK, based in Tokyo, and Lazard Asset Management Pacific Co., based in Sydney, all of which are controlled by Lazard. Investment research is undertaken on a global basis utilizing the global investment team members worldwide. Net assets under management of Lazard were $126.9 billion as of December 31, 2007.



Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his or her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like-investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.


John R. Reinsberg is Deputy Chairman of Lazard responsible for international and global products. He also oversees the day-to-day operations of Lazard's international equity investment team. He began working in the investment field in 1981. Prior to joining Lazard in 1992, Mr. Reinsberg served as Executive Vice President of General Electric Investment Corporation and Trustee of the General Electric Pension Trust. His other past affiliations include Jardine Matheson (Hong Kong) and Hill & Knowlton, Inc. Mr. Reinsberg has a MBA from Columbia University and a BA from the University of Pennsylvania.

Michael A. Bennett is a Managing Director of Lazard and a portfolio manager for the International Equity, International Equity Select, European Equity Select, and Global Equity teams. He began working in the investment field in 1987. Prior to joining Lazard in 1992, Mr. Bennett served as an international equity analyst with General Electric Investment Corporation. Previously he was with Keith Lippert Associates and Arthur Andersen & Company. He is a CPA, has a MBA from the University of Chicago's Graduate School of Business and a BS from New York University.

Michael G. Fry is a Managing Director and portfolio manager within Lazard Asset Management Limited in London. Prior to joining the firm in 2005, Mr. Fry held several positions at UBS Global Asset Management, including lead portfolio manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. Mr. Fry began working in the investment field in 1987.

James Donald, CFA, is a Managing Director of Lazard. In addition to his duties as a Portfolio Manager/Analyst, he also serves as Head of the Emerging Markets Group. Prior to joining the firm in 1996, Mr. Donald worked at Mercury Asset Management, which he joined in 1985. At Mercury Asset Management, he was on the emerging markets team between 1992 and 1996 and worked on the international equity team between 1985 and 1992. Mr. Donald received a BA (Hons) in history from University of Western Ontario.

Brian Pessin, CFA, is a Director of Lazard and a Portfolio Manager/Analyst. Prior to joining Lazard in 1999, Mr. Pessin was associated with Dawson, Samberg Capital Management, Gabelli & Company and Auerbach, Grayson & Co. He has been working in the investment field since 1994. Mr. Pessin received his MBA from Columbia University and a BA in Economics from Cornell University.


Kevin O'Hare, CFA, is a Portfolio Manager/Analyst on the Emerging Markets Equity team of Lazard, focusing on technology and health care. He began working in the investment field in 1991. Prior to joining Lazard in 2001, Mr. O'Hare was with Merrill Lynch and Moore Capital Management. Mr. O'Hare has an MBA in Finance from St. John's University and a BS in Finance from King's College.



Gabrielle M. Boyle, is a Senior Managing Director of Lazard and a Portfolio Manager on the International Equity and European Equity portfolio teams. She began working in the investment field in 1990. Prior to joining Lazard in 1993, Gabrielle was with Royal Insurance Asset Management. She has an MA in Economics and a BA (Hons) in Economics & History from University College, Dublin. Gabrielle is a member of the UK Society of Investment Professionals (formerly the Institute of Investment Management and Research).

Michael Powers, Managing Director of Lazard and a Portfolio Manager on the Global Equity and International Equity portfolio teams. He began working in the investment field in 1990 when he joined Lazard. Michael has an MBA from Long Island University and a BA from Brown University.



Erik McKee, Senior Vice President of Lazard and a Research Analyst on the Emerging Markets Equity team, focusing on the materials and industrials sectors. He began working in the investment field in 1996. Prior to joining Lazard in 1999, he was with Bank of America and Unibanco in Sao Paulo, Brazil. Erik has a BA in International Finance from Brown University. He also studied history at the Sorbonne in Paris.



Rohit Chopra, Senior Vice President of Lazard and a Portfolio Manager/Analyst on the Emerging Markets Equity team, focusing on consumer and telecommunications research and analysis. He began working in the investment field in 1996. Prior to joining the Firm in 1999, Rohit was with Financial Resources Group, Deutsche Bank and Morgan Stanley, Dean Witter, Discover Company. He has a BS in Finance and Information Systems from New York University and also studied at the London School of Economics and Political Science.



Edward Rosenfeld, Senior Vice President of Lazard and a Portfolio
Manager/Analyst on the European, International and Global Small Cap Equity teams. He began working in the investment industry in 1996. Prior to joining Lazard in 2001, Edward was an analyst with J.P. Morgan. He has an MBA from the University of Chicago and a BA from Columbia College.


INFORMATION REGARDING THE PORTFOLIO MANAGERS' COMPENSATION, THEIR OWNERSHIP OF SECURITIES IN THE FUNDS AND THE OTHER ACCOUNTS THEY MANAGE CAN BE FOUND IN THE SAI.

INQUIRIES


If you have any questions regarding the Ultra Series Fund, please contact: CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677; telephone:
1-800-798-5500.



FINANCIAL HIGHLIGHTS


The financial highlights table that follows is intended to help you understand the funds' financial performance for the past five years (or since inception for funds that have not been in existence for at least five years). Certain information reflects financial results for a single fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions. The financial highlights for the years ended December 31, 2007, 2006, 2005, and 2004 have been audited by Deloitte & Touche LLP, whose report, along with the funds' financial statements, is incorporated by reference in the SAI and included in the annual report, each of which is available upon request.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING


                                                                      CONSERVATIVE
                                                                    ALLOCATION FUND
                                                               -------------------------
                                                               Year Ended   Inception to
                                                                12/31/07     12/31/06(1)
                                                               ----------   ------------
NET ASSET VALUE at beginning of period                          $ 10.60      $10.00
                                                                -------      ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                     0.45        0.23
      Net realized and unrealized gain (loss) on investments      (0.03)       0.51
                                                                -------      ------
         Total from investment operations                          0.42        0.74
                                                                -------      ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.23)      (0.14)
      Distributions from capital gains                            (0.02)         --
                                                                -------      ------
         Total distributions                                      (0.25)      (0.14)
                                                                -------      ------
Net increase in net asset value                                    0.17        0.60
                                                                -------      ------
NET ASSET VALUE at end of period                                $ 10.77      $10.60
                                                                =======      ======
TOTAL RETURN(3)                                                    3.92%       7.34%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                          $66,747      $9,113
Ratio of expenses to average net assets:
   Before management fee reduction                                 0.31%       0.34%(6)
   After management fee reduction                                  0.21%       0.24%(6)
Ratio of net investment income to average net assets               4.12%       4.25%(6)
Portfolio Turnover                                                   28%         24%(5)



                                                                        MODERATE
                                                                    ALLOCATION FUND
                                                               -------------------------
                                                               Year Ended   Inception to
                                                                12/31/07     12/31/06(1)
                                                               ----------   ------------
NET ASSET VALUE at beginning of period                          $  10.86     $ 10.00
                                                                --------     -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.28        0.20
      Net realized and unrealized gain on investments               0.32        0.79
                                                                --------     -------
         Total from investment operations                           0.60        0.99
                                                                --------     -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.19)      (0.13)
      Distributions from capital gains                             (0.06)      (0.00)(4)
                                                                --------     -------
         Total distributions                                       (0.25)      (0.13)
                                                                --------     -------
Net increase in net asset value                                     0.35        0.86
                                                                --------     -------
NET ASSET VALUE at end of period                                $  11.21     $ 10.86
                                                                ========     =======
TOTAL RETURN(3)                                                     5.56%       9.87%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                          $218,281     $36,994
Ratio of expenses to average net assets:
   Before management fee reduction                                  0.31%       0.34%(6)
   After management fee reduction                                   0.21%       0.24%(6)
Ratio of net investment income to average net assets                2.45%       3.74%(6)
Portfolio Turnover                                                    29%         23%(5)



----------
(1)  Commenced investment operations June 30, 2006.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Amount represents less than $0.005 per share.



(5)  Not annualized.



(6)  Annualized.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING


                                                                       AGGRESSIVE
                                                                    ALLOCATION FUND
                                                               -------------------------
                                                               Year Ended   Inception to
                                                                12/31/07     12/31/06(1)
                                                               ----------   ------------
NET ASSET VALUE at beginning of period                          $ 11.10      $ 10.00
                                                                -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                     0.09         0.15
      Net realized and unrealized gain on investments              0.77         1.10
                                                                -------      -------
         Total from investment operations                          0.86         1.25
                                                                -------      -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.14)       (0.15)
      Distributions from capital gains                            (0.21)          --
                                                                -------      -------
         Total distributions                                      (0.35)       (0.15)
                                                                -------      -------
Net increase in net asset value                                    0.51         1.10
                                                                -------      -------
NET ASSET VALUE at end of period                                $ 11.61      $ 11.10
                                                                =======      =======
TOTAL RETURN(3)                                                    7.69%       12.49%(5)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                          $68,120      $21,547
Ratio of expenses to average net assets:
   Before management fee reduction                                 0.31%        0.33%(6)
   After management fee reduction                                  0.21%        0.23%(6)
Ratio of net investment income to average net assets               0.79%        2.71%(6)
Portfolio Turnover                                                   46%          21%(5)



                                                                           MONEY MARKET FUND
                                                        ------------------------------------------------------
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------
                                                          2007        2006        2005      2004        2003
                                                        --------    --------    -------   --------    --------
NET ASSET VALUE at beginning of period                  $   1.00    $   1.00    $  1.00   $   1.00    $   1.00
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                              0.05        0.04       0.03       0.01        0.01
      Net realized and unrealized gain on investments       0.00(4)     0.00(4)      --       0.00(4)     0.00(4)
                                                        --------    --------    -------   --------    --------
         Total from investment operations                   0.05        0.04       0.03       0.01        0.01
                                                        --------    --------    -------   --------    --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income             (0.05)      (0.04)     (0.03)     (0.01)      (0.01)
Net increase (decrease) in net asset value                    --          --         --         --          --
                                                        --------    --------    -------   --------    --------
NET ASSET VALUE at end of period                        $   1.00    $   1.00    $  1.00   $   1.00    $   1.00
                                                        ========    ========    =======   ========    ========
TOTAL RETURN(3)                                             4.71%       4.54%      2.78%      0.92%       0.75%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $111,333    $100,462    $94,637   $129,004    $141,376
Ratio of expenses to average net assets                     0.46%       0.46%      0.46%      0.45%       0.45%
Ratio of net investment income to average net assets        4.58%       4.42%      2.73%      0.90%       0.75%



----------
(1)  Commenced investment operations June 30, 2006.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Amount represents less than $0.005 per share.



(5)  Not annualized.



(6)  Annualized.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING


                                                                                     BOND FUND
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------
                                                                 2007       2006       2005       2004       2003
                                                               --------   --------   --------   --------   --------
NET ASSET VALUE at beginning of period                         $  10.11   $  10.17   $  10.34   $  10.43   $  10.59
                                                               --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                     0.49       0.47       0.42       0.42       0.46
      Net realized and unrealized gain (loss) on investments       0.02      (0.06)     (0.16)     (0.07)     (0.14)
                                                               --------   --------   --------   --------   --------
         Total from investment operations                          0.51       0.41       0.26       0.35       0.32
                                                               --------   --------   --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.43)     (0.47)     (0.43)     (0.44)     (0.48)
                                                               --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                         0.08      (0.06)     (0.17)     (0.09)     (0.16)
                                                               --------   --------   --------   --------   --------
NET ASSET VALUE at end of period                               $  10.19   $  10.11   $  10.17   $  10.34   $  10.43
                                                               ========   ========   ========   ========   ========
TOTAL RETURN(2)                                                    5.05%      4.01%      2.51%      3.36%      3.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $646,233   $659,273   $623,976   $574,156   $552,311
Ratio of expenses to average net assets                            0.56%      0.56%      0.56%      0.55%      0.55%
Ratio of net investment income to average net assets               4.81%      4.54%      4.06%      4.02%      4.29%
Portfolio Turnover                                                   29%        27%        51%        67%        82%



                                                                                   HIGH INCOME FUND
                                                                           FOR THE YEAR ENDED DECEMBER 31,
                                                               -------------------------------------------------------
                                                                 2007         2006       2005         2004       2003
                                                               --------     --------   --------     --------   -------
NET ASSET VALUE at beginning of period                         $  10.16     $  10.01   $  10.40     $  10.16   $  9.04
                                                               --------     --------   --------     --------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                     0.76         0.74       0.68         0.74      0.72
      Net realized and unrealized gain (loss) on investments      (0.53)        0.16      (0.42)        0.16      0.93
                                                               --------     --------   --------     --------   -------
         Total from investment operations                          0.23         0.90       0.26         0.90      1.65
                                                               --------     --------   --------     --------   -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.85)       (0.74)     (0.65)       (0.66)    (0.53)
      Distributions from capital gains                            (0.00)(3)    (0.01)        --           --        --
                                                               --------     --------   --------     --------   -------
         Total distributions                                      (0.85)       (0.75)     (0.65)       (0.66)    (0.53)
                                                               --------     --------   --------     --------   -------
Net increase (decrease) in net asset value                        (0.62)        0.15      (0.39)        0.24      1.12
                                                               --------     --------   --------     --------   -------
NET ASSET VALUE at end of period                               $   9.54     $  10.16   $  10.01     $  10.40   $ 10.16
                                                               ========     ========   ========     ========   =======
TOTAL RETURN(2)                                                    2.29%        9.03%      2.51%        8.92%    18.46%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $135,045     $153,528   $134,032     $118,318   $88,240
Ratio of expenses to average net assets                            0.76%        0.77%      0.76%        0.76%     0.75%
Ratio of net investment income to average net assets               7.27%        7.12%      6.47%        7.08%     7.29%
Portfolio Turnover                                                   73%          64%        86%(4)       58%       45%



----------
(1)  Based on average shares outstanding during the year.



(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(3)  Amount represents less than $0.005 per share.



(4)  Subadviser change February 28, 2005.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING


                                                                       DIVERSIFIED INCOME FUND
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                       ------------------------------------------------------
                                                         2007       2006         2005       2004       2003
                                                       --------   --------     --------   --------   --------
NET ASSET VALUE at beginning of period                 $  18.46   $  19.40     $  19.11   $  18.04   $  15.85
                                                       --------   --------     --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                             0.79       0.49         0.42       0.43       0.45
      Net realized and unrealized gain (loss) on
         investments                                      (0.32)      1.45         0.32       1.08       2.18
                                                       --------   --------     --------   --------   --------
         Total from investment operations                  0.47       1.94         0.74       1.51       2.63
                                                       --------   --------     --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income            (0.80)     (0.55)       (0.45)     (0.44)     (0.44)
      Distributions from capital gains                    (0.51)     (2.33)          --         --         --
                                                       --------   --------     --------   --------   --------
         Total distributions                              (1.31)     (2.88)       (0.45)     (0.44)     (0.44)
                                                       --------   --------     --------   --------   --------
Net increase (decrease) in net asset value                (0.84)     (0.94)        0.29       1.07       2.19
                                                       --------   --------     --------   --------   --------
NET ASSET VALUE at end of period                       $  17.62   $  18.46     $  19.40   $  19.11   $  18.04
                                                       ========   ========     ========   ========   ========
TOTAL RETURN(2)                                            2.51%      9.98%(3)     3.89%      8.34%     16.82%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $637,606   $735,881     $785,301   $785,856   $712,180
Ratio of expenses to average net assets                    0.71%      0.71%        0.71%      0.70%      0.70%
Ratio of net investment income to average net assets       4.21%      2.52%        2.18%      2.34%      2.66%
Portfolio Turnover                                           41%        62%          52%        38%        39%



                                                                            LARGE CAP VALUE FUND
                                                                       FOR THE YEAR ENDED DECEMBER 31,
                                                       --------------------------------------------------------------
                                                          2007         2006         2005         2004         2003
                                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE at beginning of period                 $    35.14   $    31.62   $    30.47   $    27.52   $    22.20
                                                       ----------   ----------   ----------   ----------   ----------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                               0.68         0.65         0.54         0.46         0.40
      Net realized and unrealized gain (loss) on
         investments                                        (0.45)        5.87         1.16         2.95         5.31
                                                       ----------   ----------   ----------   ----------   ----------
         Total from investment operations                    0.23         6.52         1.70         3.41         5.71
                                                       ----------   ----------   ----------   ----------   ----------
   LESS DISTRIBUTIONS:
      Distributions from net investment income              (0.71)       (0.67)       (0.55)       (0.46)       (0.39)
      Distributions from capital gains                      (3.17)       (2.33)          --           --           --
                                                       ----------   ----------   ----------   ----------   ----------
         Total distributions                                (3.88)       (3.00)       (0.55)       (0.46)       (0.39)
                                                       ----------   ----------   ----------   ----------   ----------
Net increase (decrease) in net asset value                  (3.65)        3.52         1.15         2.95         5.32
                                                       ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE at end of period                       $    31.49   $    35.14   $    31.62   $    30.47   $    27.52
                                                       ==========   ==========   ==========   ==========   ==========
TOTAL RETURN(2)                                              0.60%       20.55%        5.58%       12.43%       25.89%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                 $1,229,433   $1,390,778   $1,239,868   $1,205,082   $1,065,972
Ratio of expenses to average net assets                      0.61%        0.61%        0.61%        0.60%        0.60%
Ratio of net investment income to average net assets         1.87%        1.91%        1.74%        1.67%        1.69%
Portfolio Turnover                                             45%          35%          28%          15%          17%



----------
(1)  Based on average shares outstanding during the year.



(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(3) In 2006, 0.01% of the Fund's total return consisted of a voluntary reimbursement by the Adviser for a realized investment loss. Excluding this reimbursement, the total return would have been 9.97%.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING


                                                                        LARGE CAP GROWTH FUND
                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------
                                                          2007       2006       2005       2004       2003
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE at beginning of period                  $  21.47   $  19.97   $  19.68   $  18.19   $  14.15
                                                        --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                              0.08       0.07       0.17       0.15       0.07
      Net realized and unrealized gain on investments       2.59       1.51       0.30       1.48       4.05
                                                        --------   --------   --------   --------   --------
         Total from investment operations                   2.67       1.58       0.47       1.63       4.12
                                                        --------   --------   --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income             (0.09)     (0.08)     (0.18)     (0.14)     (0.08)
      Distributions from capital gains                     (0.69)        --         --         --         --
                                                        --------   --------   --------   --------   --------
         Total distributions                               (0.78)     (0.08)     (0.18)     (0.14)     (0.08)
                                                        --------   --------   --------   --------   --------
Net increase in net asset value                             1.89       1.50       0.29       1.49       4.04
                                                        --------   --------   --------   --------   --------
NET ASSET VALUE at end of period                        $  23.36   $  21.47   $  19.97   $  19.68   $  18.19
                                                        ========   ========   ========   ========   ========
TOTAL RETURN(2)                                            12.36%      7.88%      2.42%      8.94%     29.13%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $665,240   $669,761   $688,812   $693,762   $617,603
Ratio of expenses to average net assets                     0.81%      0.81%      0.81%      0.80%      0.80%
Ratio of net investment income to average net assets        0.34%      0.35%      0.86%      0.82%      0.47%
Portfolio Turnover                                            76%        87%        73%        26%        29%



                                                                                MID CAP VALUE FUND
                                                                          FOR THE YEAR ENDED DECEMBER 31,
                                                               ----------------------------------------------------
                                                                 2007       2006       2005       2004       2003
                                                               --------   --------   --------   --------   --------
NET ASSET VALUE at beginning of period                         $  17.54   $  17.30   $  16.58   $  14.66   $  11.22
                                                               --------   --------   --------   --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(1)                                     0.21       0.20       0.11       0.18       0.07
      Net realized and unrealized gain (loss) on investments      (0.15)      2.74       1.61       2.14       3.43
                                                               --------   --------   --------   --------   --------
         Total from investment operations                          0.06       2.94       1.72       2.32       3.50
                                                               --------   --------   --------   --------   --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                    (0.18)     (0.20)     (0.11)     (0.15)     (0.06)
      Distributions from capital gains                            (2.08)     (2.50)     (0.89)     (0.25)        --
                                                               --------   --------   --------   --------   --------
         Total distributions                                      (2.26)     (2.70)     (1.00)     (0.40)     (0.06)
                                                               --------   --------   --------   --------   --------
Net increase (decrease) in net asset value                        (2.20)      0.24       0.72       1.92       3.44
                                                               --------   --------   --------   --------   --------
NET ASSET VALUE at end of period                               $  15.34   $  17.54   $  17.30   $  16.58   $  14.66
                                                               ========   ========   ========   ========   ========
TOTAL RETURN(2)                                                    0.25%     16.96%     10.32%     15.86%     31.21%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $317,338   $343,213   $275,279   $218,060   $158,698
Ratio of expenses to average net assets                            1.01%      1.01%      1.01%      1.00%      1.00%
Ratio of net investment income to average net assets               1.16%      1.12%      0.62%      1.20%      0.57%
Portfolio Turnover                                                   68%        95%        29%        25%        22%



----------
(1)  Based on average shares outstanding during the year.



(2) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING



                                                                          MID CAP GROWTH FUND
                                                                    FOR THE YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------------
                                                          2007       2006       2005       2004         2003
                                                        --------   --------   --------   --------     --------
NET ASSET VALUE at beginning of period                  $   5.89   $   6.74   $   6.80   $   6.20     $   4.67
                                                        --------   --------   --------   --------     --------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income (loss)(2)                      (0.03)     (0.02)     (0.01)      0.00(4)     (0.01)
      Net realized and unrealized gain on investments       0.53       0.78       0.59       0.81         1.57
                                                        --------   --------   --------   --------     --------
         Total from investment operations                   0.50       0.76       0.58       0.81         1.56
                                                        --------   --------   --------   --------     --------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                --         --         --      (0.00)(4)    (0.00)(4)
      Distributions from capital gains                     (0.64)     (1.61)     (0.64)     (0.21)       (0.03)
                                                        --------   --------   --------   --------     --------
         Total distributions                               (0.64)     (1.61)     (0.64)     (0.21)       (0.03)
                                                        --------   --------   --------   --------     --------
Net increase (decrease) in net asset value                 (0.14)     (0.85)     (0.06)      0.60         1.53
                                                        --------   --------   --------   --------     --------
NET ASSET VALUE at end of period                        $   5.75   $   5.89   $   6.74   $   6.80     $   6.20
                                                        ========   ========   ========   ========     ========
TOTAL RETURN(3)                                             8.44%     11.38%      8.75%     13.41%       33.41%

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $367,318   $374,044   $373,921   $336,673     $268,929
Ratio of expenses to average net assets                     0.86%      0.86%      0.86%      0.85%        0.85%
Ratio of net investment income to average net assets       (0.41)%    (0.22)%    (0.13)%     0.04%       (0.19)%
Portfolio Turnover                                           104%       204%        88%        77%         118%



                                                          SMALL CAP VALUE FUND
                                                              Inception to
                                                               12/31/07(1)
                                                          --------------------
NET ASSET VALUE at beginning of period                         $10.00
                                                               ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                   0.09
      Net realized and unrealized (loss) on investments         (1.05)
                                                               ------
         Total from investment operations                       (0.96)
                                                               ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                  (0.08)
      Distributions from capital gains                          (0.10)
                                                               ------
         Total distributions                                    (0.18)
                                                               ------
Net (decrease) in net asset value                               (1.14)
                                                               ------
NET ASSET VALUE at end of period                               $ 8.86
                                                               ======
TOTAL RETURN(3)                                                 (9.62)%(5)

RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                         $5,624
Ratio of expenses to average net assets                          1.04%(6)
Ratio of net investment income to average net assets             1.45%(6)
Portfolio Turnover                                                 13%(5)



----------
(1)  Commenced investment operations May 1, 2007.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Amount represents less than $0.005 per share.



(5)  Not annualized.



(6)  Annualized.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING



                                                        SMALL CAP GROWTH FUND
                                                             Inception to
                                                             12/31/07(1)
                                                        ---------------------
NET ASSET VALUE at beginning of period                        $10.00
                                                              ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                  0.01
      Net realized and unrealized gain on investments           0.02
                                                              ------
         Total from investment operations                       0.03
                                                              ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                 (0.01)
      Distributions from capital gains                         (0.07)
                                                              ------
         Total distributions                                   (0.08)
                                                              ------
Net (decrease) in net asset value                              (0.05)
                                                              ------
NET ASSET VALUE at end of period                              $ 9.95
                                                              ======
TOTAL RETURN(3)                                                 0.26%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                        $6,034
Ratio of expenses to average net assets                         1.03%(5)
Ratio of net investment income to average net assets            0.19%(5)
Portfolio Turnover                                                75%(4)



                                                                      GLOBAL SECURITIES FUND
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                          2007         2006      2005      2004      2003
                                                        -------      -------   -------   -------   -------
NET ASSET VALUE at beginning of period                  $ 14.36      $ 12.87   $ 11.49   $  9.72   $  6.94
                                                        -------      -------   -------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                             0.31         0.14      0.09      0.06      0.05
      Net realized and unrealized gain on investments      0.57         2.07      1.52      1.73      2.80
                                                        -------      -------   -------   -------   -------
         Total from investment operations                  0.88         2.21      1.61      1.79      2.85
                                                        -------      -------   -------   -------   -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income            (0.31)       (0.16)    (0.09)    (0.02)    (0.07)
      Distributions from capital gains                    (4.63)       (0.56)    (0.14)       --        --
                                                        -------      -------   -------   -------   -------
         Total distributions                              (4.94)       (0.72)    (0.23)    (0.02)    (0.07)
                                                        -------      -------   -------   -------   -------
Net increase (decrease) in net asset value                (4.06)        1.49      1.38      1.77      2.78
                                                        -------      -------   -------   -------   -------
NET ASSET VALUE at end of period                        $ 10.30      $ 14.36   $ 12.87   $ 11.49   $  9.72
                                                        =======      =======   =======   =======   =======
TOTAL RETURN(3)                                            5.77%       17.38%    13.97%    18.42%    41.24%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $56,034      $57,220   $42,450   $29,979   $18,091
Ratio of expenses to average net assets                    0.96%        0.97%     0.97%     0.96%     0.96%
Ratio of net investment income to average net assets       2.06%        1.01%     0.80%     0.60%     0.66%
Portfolio Turnover                                          112%(6)       21%       27%       18%       35%



----------
(1)  Commenced investment operations May 1, 2007.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Not annualized.



(5)  Annualized.



6    Subadviser change May 1, 2007

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING



                                                                     INTERNATIONAL STOCK FUND
                                                                  FOR THE YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                          2007       2006       2005       2004      2003
                                                        --------   --------   --------   -------   -------
NET ASSET VALUE at beginning of period                  $  13.78   $  12.38   $  11.36   $  9.54   $  7.19
                                                        --------   --------   --------   -------   -------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                              0.23       0.19       0.17      0.12      0.11
      Net realized and unrealized gain on investments       1.36       2.78       1.71      1.84      2.30
                                                        --------   --------   --------   -------   -------
         Total from investment operations                   1.59       2.97       1.88      1.96      2.41
                                                        --------   --------   --------   -------   -------
   LESS DISTRIBUTIONS:
      Distributions from net investment income             (0.32)     (0.20)     (0.15)    (0.14)    (0.05)
      Distributions from capital gains                     (1.65)     (1.37)     (0.71)       --        --
      Return of Capital                                       --         --         --        --     (0.01)
                                                        --------   --------   --------   -------   -------
         Total distributions                               (1.97)     (1.57)     (0.86)    (0.14)    (0.06)
                                                        --------   --------   --------   -------   -------
Net increase (decrease) in net asset value                 (0.38)      1.40       1.02      1.82      2.35
                                                        --------   --------   --------   -------   -------
NET ASSET VALUE at end of period                        $  13.40   $  13.78   $  12.38   $ 11.36   $  9.54
                                                        ========   ========   ========   =======   =======
TOTAL RETURN(3)                                            11.42%     24.19%     16.53%    20.48%    33.61%
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                  $164,151   $165,704   $108,482   $78,477   $56,606
Ratio of expenses to average net assets                     1.21%      1.22%      1.21%     1.21%     1.21%
Ratio of net investment income to average net assets        1.60%      1.48%      1.47%     1.16%     1.38%
Portfolio Turnover                                            62%        62%        52%       46%       33%



                                                          TARGET RETIREMENT 2020 FUND
                                                                  Inception to
                                                                  12/31/07(1)
                                                          ---------------------------
NET ASSET VALUE at beginning of period                            $10.00
                                                                  ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.13
      Net realized and unrealized (loss) on investments            (0.32)
                                                                  ------
         Total from investment operations                          (0.19)
                                                                  ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.18)
                                                                  ------
         Total distributions                                       (0.18)
                                                                  ------
Net (decrease) in net asset value                                  (0.37)
                                                                  ------
NET ASSET VALUE at end of period                                  $ 9.63
                                                                  ======
TOTAL RETURN(3)                                                    (1.94)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $2,524
Ratio of expenses to average net assets                             0.43%(5)
Ratio of net investment income to average net assets                5.17%(5)
Portfolio Turnover                                                     3%(4)



----------
(1)  Commenced investment operations October 1, 2007.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Not annualized.



(5)  Annualized.

       FINANCIAL HIGHLIGHTS FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING



                                                          TARGET RETIREMENT 2030 FUND
                                                                  Inception to
                                                                  12/31/07(1)
                                                          ---------------------------
NET ASSET VALUE at beginning of period                            $10.00
                                                                  ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.09
      Net realized and unrealized (loss) on investments            (0.34)
                                                                  ------
         Total from investment operations                          (0.25)
                                                                  ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.21)
                                                                  ------
         Total distributions                                       (0.21)
                                                                  ------
Net (decrease) in net asset value                                  (0.46)
                                                                  ------
NET ASSET VALUE at end of period                                  $ 9.54
                                                                  ======
TOTAL RETURN(3)                                                    (2.51)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $1,521
Ratio of expenses to average net assets                             0.44%(5)
Ratio of net investment income to average net assets                3.53%(5)
Portfolio Turnover                                                     1%(4)



                                                          TARGET RETIREMENT 2040 FUND
                                                                  Inception to
                                                                  12/31/07(1)
                                                          ---------------------------
NET ASSET VALUE at beginning of period                            $10.00
                                                                  ------
   INCOME FROM INVESTMENT OPERATIONS:
      Net investment income(2)                                      0.07
      Net realized and unrealized (loss) on investments            (0.36)
                                                                  ------
         Total from investment operations                          (0.29)
                                                                  ------
   LESS DISTRIBUTIONS:
      Distributions from net investment income                     (0.23)
                                                                  ------
         Total distributions                                       (0.23)
                                                                  ------
Net (decrease) in net asset value                                  (0.52)
                                                                  ------
NET ASSET VALUE at end of period                                  $ 9.48
                                                                  ======
TOTAL RETURN(3)                                                    (2.86)%(4)
RATIOS/SUPPLEMENTAL DATA:
Net Assets at end of period (in 000's)                            $1,193
Ratio of expenses to average net assets                             0.44%(5)
Ratio of net investment income to average net assets                2.76%(5)
Portfolio Turnover                                                     1%(4)



----------
(1)  Commenced investment operations October 1, 2007.



(2)  Based on average shares outstanding during the year.



(3) These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted. Total returns are not annualized for periods less than one year.



(4)  Not annualized.



(5)  Annualized.

                  MORE INFORMATION ABOUT THE ULTRA SERIES FUND


The following documents contain more information about the funds and are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION. The SAI contains additional information about the funds. A current SAI has been filed with the SEC and is incorporated herein by reference.


ANNUAL AND SEMI-ANNUAL REPORTS. The funds' annual and semi-annual reports provide additional information about the funds' investments. The annual report contains a discussion of the market conditions and investment strategies that significantly affected each fund's performance during the last fiscal year (other than the MONEY MARKET FUND).



REQUESTING DOCUMENTS. You may request a copy of the SAI and the annual and semi-annual reports, make shareholder inquiries, without charge or request further information about the funds, by contacting your financial representative or by contacting the funds at: Ultra Series Fund, CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, IA 50677; telephone: 1-800-798-5500.



PUBLIC INFORMATION. You can review and copy information about the funds, including the SAI, at the SEC's Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-202-942-8090. Reports and other information about the funds also are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. You may obtain copies of this information, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, 100 F Street NE, Room 1580 Washington, D.C. 20549-0102.


The funds are available to the public only through the purchase of Class Z shares by:


     (1) certain individual variable life insurance contracts or variable annuity contracts; or

     (2) certain group variable annuity contracts for qualified pension and retirement plans.

When used in connection with individual variable annuity contracts or variable life insurance contracts, this prospectus must be accompanied by prospectuses for those contracts. When distributed to qualified pension and retirement plans or to participants of such plans, this prospectus may be accompanied by disclosure materials relating to such plans which should be read in conjunction with this prospectus.


                                                              Investment Company
                                                              File No. 811-04815

                       STATEMENT OF ADDITIONAL INFORMATION

                                ULTRA SERIES FUND
                                2000 HERITAGE WAY
                               WAVERLY, IOWA 50677


This is not a prospectus. This statement of additional information should be read in conjunction with the currently effective prospectus (the "prospectus") for the Ultra Series Fund (the "Trust"), which is referred to herein. The prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Trust's prospectus dated May 1, 2008, please call 1-800-798-5500 or write CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, Iowa 50677.



The Trust's audited financial statements are incorporated herein by reference to the Trust's annual report for the fiscal year ended December 31, 2007, which has been filed with the Securities and Exchange Commission (the "SEC") and provided to all shareholders. For a copy, without charge, of the Trust's annual report to shareholders, please call the Ultra Series Fund at the number listed above.



                                   MAY 1, 2008

TABLE OF CONTENTS


                                                                                                        PAGE
GENERAL INFORMATION...............................................................................        1

INVESTMENT PRACTICES..............................................................................        1
         Lending Portfolio Securities.............................................................        1
         Restricted and Illiquid Securities.......................................................        1
         Foreign Transactions.....................................................................        2
         Options on Securities and Securities Indices.............................................        5
         Bank Loans...............................................................................        8
         Swap Agreements..........................................................................        9
         Futures Contracts and Options on Futures Contracts......................................        10
         Certain Bond Fund Practices.............................................................        12
         Lower-Rated Corporate Debt Securities...................................................        12
         Other Debt Securities...................................................................        13
         Foreign Government Securities...........................................................        14
         Convertible Securities..................................................................        14
         Repurchase Agreements...................................................................        15
         Reverse Repurchase Agreements...........................................................        15
         U.S. Government Securities..............................................................        15
         Forward Commitment and When-Issued Securities...........................................        16
         Mortgage-Backed and Asset-Backed Securities.............................................        16
         Other Securities Related to Mortgages...................................................        17
         Real Estate Investment Trusts...........................................................        19
         Exchange Traded Funds...................................................................        19
         Shares of Other Investment Companies....................................................        20
         Temporary Defensive Positions...........................................................        20
         Types of Investment Risk................................................................        20
         Higher-Risk Securities and Practices....................................................        21

FUND NAMES.......................................................................................        24

INVESTMENT LIMITATIONS...........................................................................        25

PORTFOLIO TURNOVER...............................................................................        26

MANAGEMENT OF THE TRUST..........................................................................        26
         Trustees and Officers...................................................................        29
         Trustee Compensation....................................................................        28
         Committees..............................................................................        29
         Trustees' Holdings......................................................................        29
         Substantial Shareholders................................................................        30
         Beneficial Owners.......................................................................        30

PORTFOLIO MANAGEMENT.............................................................................        30

PORTFOLIO MANAGERS...............................................................................        33

TRANSFER AGENT...................................................................................        47

CUSTODIAN........................................................................................        47

PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES............................................        47

                                                                                                         PAGE
BROKERAGE........................................................................................         48

PROXY VOTING POLICIES, PROCEDURES AND RECORDS ...................................................         50

SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS.......................................................         50

CODES OF ETHICS..................................................................................         51

SHARES OF THE TRUST..............................................................................         52
         Shares of Beneficial Interest...........................................................         52
         Voting Rights...........................................................................         52
         Limitation of Trustee and Officer Liability.............................................         53
         Limitation of Interseries Liability.....................................................         53

CONFLICTS OF INTEREST............................................................................         53

NET ASSET VALUE OF SHARES........................................................................         53
         Money Market Fund.......................................................................         53
         Portfolio Valuation.....................................................................         54

DISTRIBUTIONS AND TAXES..........................................................................         55
         Federal Tax Status of the Funds.........................................................         55
         Contract Owner Taxation.................................................................         58

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM....................................................         58

FINANCIAL STATEMENTS.............................................................................         58

APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES....................................         A-1

GENERAL INFORMATION



The Ultra Series Fund (the "Trust") is a diversified open-end management investment company consisting of separate investment portfolios or funds (each, a "fund") each of which has a different investment objective and policies. Each fund is a diversified, open-end management investment company, commonly known as a mutual fund. The funds described in both the prospectus and Statement of Additional Information (the "SAI") are the CONSERVATIVE ALLOCATION, MODERATE ALLOCATION and AGGRESSIVE ALLOCATION FUNDS (collectively, the "TARGET ALLOCATION FUNDS"), the MONEY MARKET, BOND, HIGH INCOME, DIVERSIFIED INCOME, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES, INTERNATIONAL STOCK FUNDS, and the TARGET RETIREMENT 2020, TARGET RETIREMENT 2030, and TARGET RETIREMENT 2040 FUNDS (collectively, the "TARGET DATE FUNDS").



The Trust was organized under the laws of the Commonwealth of Massachusetts on September 16, 1983, and is a Massachusetts business trust. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The Trust's Amended and Restated Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each instrument entered into or executed by the Trust. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.





INVESTMENT PRACTICES


The Trust's prospectus describes the investment objective and policies of each of the funds. The following information is provided for those investors wishing to have more comprehensive information than that contained in the prospectus.


Since each TARGET DATE and TARGET ALLOCATION FUND will invest in shares of other investment companies, except as disclosed in the prospectus, to the extent that an investment practice noted below describes specific securities, if a TARGET DATE or TARGET ALLOCATION FUND invests in those securities, it does so indirectly, through its investment in underlying funds.


LENDING PORTFOLIO SECURITIES


Each fund, except the MONEY MARKET FUND, TARGET ALLOCATION and TARGET DATE FUNDS, may lend portfolio securities. Loans will be made only in accordance with guidelines established by the Board of Trustees of the Trust (the "Board") and on the request of broker-dealers or institutional investors deemed qualified, and only when the borrower agrees to maintain cash or other liquid assets as collateral with a fund equal at all times to at least 102% of the value of the securities. A fund will continue to receive interest or dividends on the securities loaned and will, at the same time, earn an agreed-upon amount of interest on the collateral which will be invested in readily marketable short-term obligations of high quality. A fund will retain the right to call the loaned securities and may call loaned voting securities if important shareholder meetings are imminent. Such security loans will not be made if, as a result, the aggregate of such loans exceeds 33-1/3% of the value of a fund's assets. The fund may terminate such loans at any time. The primary risk involved in lending securities is that the borrower will fail financially and not return the loaned securities at a time when the collateral is not sufficient to replace the full amount of the loaned securities. To mitigate the risk, loans will be made only to firms deemed by the funds' investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), to be in good financial standing and will not be made unless, in MCA's judgment, the consideration to be earned from such loans would justify the risk.


RESTRICTED AND ILLIQUID SECURITIES


Each fund may invest in illiquid securities up to the percentage limits described below in the "Higher-Risk Securities and Practices" section. MCA or a fund's subadviser (collectively referred to herein as the "Investment Adviser") is responsible for determining the value and liquidity of investments held by each fund. Thus, it is up to the Investment Adviser to determine if any given security is illiquid. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price.



Illiquid investments often include repurchase agreements maturing in more than seven days, currency swaps, time deposits with a notice or demand period of more than seven days, certain over-the-counter option contracts (and assets used to cover such options), participation interests in loans, and restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the "1933 Act").



Each fund may invest in restricted securities. Restricted securities are not, however, considered illiquid if they are eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act and are determined to be liquid by the Board or by the Investment Adviser under Board-approved procedures. Such guidelines would take into account trading activity for such securities among other factors. To the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities, a fund's holdings of those securities may become illiquid. Purchases by the INTERNATIONAL STOCK, GLOBAL SECURITIES and HIGH INCOME FUNDS of securities of foreign issuers offered and sold outside the U.S., in reliance upon the exemption from registration provided by Regulation S under the 1933 Act, also may be liquid even though they are restricted.


FOREIGN TRANSACTIONS


Foreign Securities. Each fund may invest in foreign securities; provided, however, that the MONEY MARKET FUND is limited to U.S. dollar-denominated foreign money market securities (as defined below). The percentage limitations on each fund's investment in foreign securities are set forth in the prospectus and below in the "Higher-Risk Securities and Practices" section.


Foreign securities refers to securities that are: (1) issued by companies organized outside the U.S. or whose principal operations are outside the U.S. ("foreign issuers"), (2) issued by foreign governments or their agencies or instrumentalities (also "foreign issuers"), (3) principally traded outside of the U.S., or (4) quoted or denominated in a foreign currency ("non-dollar securities"). However, any dollar denominated security that is part of the Merrill Lynch U.S. Domestic Market Index is not considered a foreign security.

Foreign securities may offer potential benefits that are not available from investments exclusively in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the U.S. and the opportunity to invest in foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the U.S. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the U.S. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of the fund making the investment, or political or social instability or diplomatic developments which could affect investments in those countries.

Investments in short-term debt obligations issued either by foreign issuers or foreign financial institutions or by foreign branches of U.S. financial institutions (collectively, "foreign money market securities") present many of the same risks as other foreign investments. In addition, foreign money market securities present interest rate risks similar to those attendant to an investment in domestic money market securities.


Investments in ADRs, EDRs and GDRs. Many securities of foreign issuers are represented by American depository receipts ("ADRs"), European depository receipts ("EDRs") and Global depository receipts ("GDRs"). Each fund may invest in ADRs, and each fund, except the MONEY MARKET FUND, may invest in GDRs and EDRs.

ADRs are receipts typically issued by a U.S. financial institution or trust company which represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter and are sponsored and issued by domestic banks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or the NASDAQ Global Market. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.


EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs are typically issued in bearer form and are designed for trading in the European markets. GDRs, issued either in bearer or registered form, are designed for trading on a global basis. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Depository receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a fund acquires depository receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the receipt to issue and service such depository receipts, there may be an increased possibility that the fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. The market value of depository receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the receipts and the underlying are quoted. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in depository receipts rather than directly in the stock of foreign issuers, a fund will avoid currency risks during the settlement period for either purchases or sales.

Investments in Emerging Markets. Each fund, except the MONEY MARKET FUND, may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment generally, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of a fund's investments in those countries and the availability to the fund of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the funds may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.


A fund's purchase or sale of portfolio securities in certain emerging markets may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on aggregate trading volume by or holdings of a fund, MCA or its affiliates, a subadviser and its affiliates, and each such person's respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.


Foreign investment in certain emerging securities markets is restricted or controlled to varying degrees that may limit investment in such countries or increase the administrative cost of such investments. For example, certain Asian countries require government approval prior to investments by foreign persons or limit investment by foreign persons to a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of such company available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a fund.

Settlement procedures in emerging markets are frequently less developed and reliable than those in the U.S. and may involve a fund's delivery of securities before receipt of payment for their sale. In addition, significant delays are common in certain markets in registering the transfer of securities. Settlement or registration problems may make it more difficult for a fund to value its portfolio assets and could cause a fund to miss attractive investment opportunities, to have its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities that the fund has delivered or due to the fund's inability to complete its contractual obligations.

Currently, there is no market or only a limited market for many management techniques and instruments with respect to the currencies and securities markets of emerging market countries. Consequently, there can be no assurance that suitable instruments for hedging currency and market related risks will be available at the times when the Investment Adviser of the fund wishes to use them.

Foreign Currency Transactions. Because investment in foreign issuers will usually involve currencies of foreign countries, and because each fund, except the MONEY MARKET FUND, may have currency exposure independent of their securities positions, the value of the assets of these funds, as measured in U.S. dollars, will be affected by changes in foreign currency exchange rates.


An issuer of securities purchased by a fund may be domiciled in a country other than the country in whose currency the instrument is denominated or quoted. The HIGH INCOME, MID CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may also invest in securities quoted or denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of specified amounts of the currencies of certain of the twelve member states of the European Economic Community. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Economic Community from time to time to reflect changes in relative values of the underlying currencies. In addition, these four funds may invest in securities quoted or denominated in other currency "baskets."


Currency exchange rates may fluctuate significantly over short periods of time causing, along with other factors, a fund's net asset value ("NAV") to fluctuate as well. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the U.S. or abroad. The market in forward foreign currency exchange contracts, currency swaps and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. To the extent that a substantial portion of a fund's total assets, adjusted to reflect the fund's net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the fund will be more susceptible to the risk of adverse economic and political developments within those countries.


In addition to investing in securities denominated or quoted in a foreign currency, certain of the funds may engage in a variety of foreign currency management techniques. These funds may hold foreign currency received in connection with investments in foreign securities when, in the judgment of the fund's Investment Adviser, it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate. These funds will incur costs in connection with conversions between various currencies.


Forward Foreign Currency Exchange Contracts. Each fund, except the MONEY MARKET FUND, may also purchase or sell forward foreign currency exchange contracts for defensive or hedging purposes when the fund's Investment Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. In addition, these funds may enter into forward foreign currency exchange contracts in order to protect against anticipated changes in future foreign currency exchange rates and may engage in cross-hedging by using forward contracts in a currency different from that in which the hedged security is denominated or quoted if the fund's Investment Adviser determines that there is a pattern of correlation between the two currencies.

These funds may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. They may enter into contracts to sell foreign currencies to protect against the decline in value of its foreign currency denominated or quoted portfolio securities, or a decline in the value of anticipated dividends from such securities, due to a decline in the value of foreign currencies against the U.S. dollar. Contracts to sell foreign currency could limit any potential gain which might be realized by a fund if the value of the hedged currency increased.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or liquid securities in a segregated account with the fund's custodian in an amount equal to the value of the fund's total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund's commitment with respect to the contract.

Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive a fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the fund to cover its purchase or sale commitments, if any, at the current market price. A fund will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the fund's Investment Adviser.


Options on Foreign Currencies. Each fund, except the MONEY MARKET FUND, may also purchase and sell (write) put and call options on foreign currencies for the purpose of protecting against declines in the U.S. dollar value of foreign portfolio securities and anticipated dividends on such securities and against increases in the U.S. dollar cost of foreign securities to be acquired. These funds may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different currency, if there is a pattern of correlation between the two currencies. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a fund's position, the fund may forfeit the entire amount of the premium plus related transaction costs. In addition, these funds may purchase call or put options on currency to seek to increase total return when the fund's Investment Adviser anticipates that the currency will appreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the fund's portfolio. When purchased or sold to increase total return, options on currencies are considered speculative. Options on foreign currencies to be written or purchased by these funds will be traded on U.S. and foreign exchanges or over-the-counter. See the "Risks Associated with Options Transactions" subsection, below, for a discussion of the liquidity risks associated with options transactions.


Special Risks Associated With Options on Currency. An exchange traded options position may be closed out only on an options exchange which provides a secondary market for an option of the same series. Although a fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. For some options, no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of put options. If a fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to identify the underlying currency (or security quoted or denominated in that currency) until the option expires or it delivers the underlying currency upon exercise.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.


Each fund, except the MONEY MARKET FUND, may purchase and write over-the-counter options to the extent consistent with its limitation on investments in restricted securities. See the "Higher-Risk Securities and Practices" section, below, for each fund's limitations on investments in restricted securities. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close-out options purchased or written by a fund.


The amount of the premiums which a fund may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.

OPTIONS ON SECURITIES AND SECURITIES INDICES

Writing Options. Each fund, except the MONEY MARKET FUND, may write (sell) covered call and put options on any securities in which it may invest. A call option written by a fund obligates such fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. All call options written by a fund are covered, which means that such fund will effectively own the securities subject to the option so long as the option is outstanding. A fund's purpose in writing covered call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a fund may forgo the opportunity to profit from an increase in the market price of the underlying security.


A put option written by a fund would obligate such fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. All put options written by a fund would be covered, which means that such fund would have deposited with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for a fund. However, in return for the option premium, a fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities' market value at the time of purchase.


In addition, in the Investment Adviser's discretion, a written call option or put option may be covered by maintaining cash or liquid securities (either of which may be denominated in any currency) in a segregated account with the fund's custodian, by entering into an offsetting forward contract and/or by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces a fund's net exposure on its written option position.

Each fund, except the MONEY MARKET FUND, may also write and sell covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

A fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. A fund may cover call and put options on a securities index by maintaining cash or liquid securities with a value equal to the exercise price in a segregated account with its custodian.

A fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase" transactions.

Purchasing Options. Each fund, except the MONEY MARKET FUND, may purchase put and call options on any securities in which it may invest or options on any securities index based on securities in which it may invest. A fund would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A fund would ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise such a fund would realize a loss on the purchase of the call option.

A fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option would entitle a fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a fund's securities. Put options may also be purchased by a fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise such a fund would realize no gain or loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.


A fund would purchase put and call options on securities indices for the same purpose as it would purchase options on individual securities.


Yield Curve Options. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may enter into options on the yield "spread," or yield differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.


These three funds may purchase or write yield curve options for the same purposes as other options on securities. For example, a fund may purchase a call option on the yield spread between two securities if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield between the two securities. A fund may also purchase or write yield curve options in an effort to increase its current income if, in the judgment of the Investment Adviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated.



Yield curve options written by the BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or liquid securities sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amount of the fund's liability under the option written by the fund less the value of the option held by the fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these options have not yet developed.


Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If a fund is unable to effect a closing purchase transaction with respect to covered options it has written, the fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.


Each fund, except the MONEY MARKET FUND, may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the funds will treat purchased over-the counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.


Transactions by a fund in options on securities and stock indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options which a fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on the Investment Adviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

BANK LOANS

The HIGH INCOME FUND may invest in bank loans to below-investment grade rated corporate issuers via loan participations and assignments. These bank loans may be secured or unsecured. The bank loans in which the HIGH INCOME FUND intends to invest are generally rated below investment grade by a nationally recognized rating service or not rated by any nationally recognized rating service. Participations and assignments involve special types of risk, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender.

If the HIGH INCOME FUND purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. Loan participations typically represent direct participation in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The HIGH INCOME FUND may participate in such syndications, or can buy part of a loan via an assignment, becoming a part lender. When purchasing loan participations, the HIGH INCOME FUND assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.

A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the HIGH INCOME FUND has direct recourse against the corporate borrower, the fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower.

A financial institution's employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of the HIGH INCOME FUND were determined to be subject to the claims of the agent bank's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the HIGH INCOME FUND does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer the HIGH INCOME FUND more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

The HIGH INCOME FUND may invest in loan participations with credit quality comparable to that of issuers of its securities investments (i.e., below investment grade). Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the HIGH INCOME FUND bears a substantial risk of losing the entire amount invested.

Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the HIGH INCOME FUND's Investment Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining the HIGH INCOME FUND's net asset value than if that value were based on available market quotations, and could result in significant variations in the fund's daily share price. At the same time, some loan interests are traded among certain financial institutions and, accordingly, may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the HIGH INCOME FUND currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of the fund's limitation on illiquid investments.

Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks to the HIGH INCOME FUND. For example, if a loan is foreclosed, the HIGH INCOME FUND could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the HIGH INCOME FUND could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation.

SWAP AGREEMENTS


Each fund, except the MONEY MARKET FUND, may enter into interest rate, credit default, index, and currency exchange rate swap agreements for hedging purposes in attempts to obtain a particular desired return at a lower cost to the fund than if the fund had invested directly in an instrument that yielded the desired return, and to seek to increase the fund's total return. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also enter into special interest rate swap arrangements such as caps, floors and collars for both hedging purposes and to seek to increase total return. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS typically use interest rate swaps to shorten the effective duration of their portfolios.



Swap agreements are contracts entered into by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate), in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A fund's obligations (or rights) under a swap agreement are equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party (the "net amount"). A fund's obligations under a swap agreement are accrued daily (offset against any amounts owing to the fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by the maintenance of a segregated assets.



Interest rate swaps involve the exchange by the funds with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Credit default swaps involve a contract by the funds with another party to transfer the credit exposure of a specific commitment between the parties. Currency swaps involve the exchange by a fund with another party of their respective rights to make or receive payments in specified currencies. The purchase of an interest rate cap entitles the purchaser to receive from the seller of the cap payments of interest on a notional amount equal to the amount by which a specified index exceeds a stated interest rate. The purchase of an interest rate floor entitles the purchaser to receive from the seller of the floor payments of interest on a notional amount equal to the amount by which a specified index falls below a stated interest rate. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a stated range of interest rates. Since interest rate swaps, currency swaps and interest rate caps, floors and collars are individually negotiated, the funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions entered into for hedging purposes.



The HIGH INCOME FUND only enters into interest rate swaps on a net basis, which means the two payment streams are netted out, with the fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate swaps do not involve the delivery of securities, or underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the fund is contractually obligated to make. If the other party to an interest rate swap defaults, the fund's risk of loss consists of the net amount of interest payments that the fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The Trust maintains in a segregated account with its custodian, cash or liquid securities equal to the net amount, if any, of the excess of each fund's obligations over its entitlements with respect to swap transactions. No fund enters into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party is considered investment grade by such fund's Investment Adviser.



The use of interest rate, credit default and currency swaps (including caps, floors and collars) is a highly specialized activity which involves investment techniques and risks different from those associated with traditional portfolio securities activities. If a fund's

Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of each of the funds would be less favorable than it would have been if this investment technique were not used.



In as much as swaps are entered into for good faith hedging purposes or are offset by segregated assets, no fund's Investment Adviser believes that swaps constitute senior securities as defined in the 1933 Act and, accordingly, will not treat swaps as being subject to such fund's borrowing restrictions. An amount of cash or liquid securities having an aggregate value at least equal to the entire amount of the payment stream payable by the fund will be maintained in a segregated account by the fund's custodian. A fund will not enter into any interest rate swap (including caps, floors and collars), credit default swap or currency swap unless the credit quality of the unsecured senior debt or the claim paying ability of the other party thereto is considered to be investment grade by the fund's Investment Adviser. If there is a default by the other party to such a transaction, the fund will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid compared with the markets for other similar instruments which are traded in the interbank market. Nevertheless, the staff of the SEC takes the position that currency swaps are illiquid investments subject to the funds' 15% limitation on such investments.


FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


Each fund, except the MONEY MARKET FUND, may purchase and sell futures contracts and purchase and write options on futures contracts. These funds may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. A fund will engage in futures or related options transactions only for bona fide hedging purposes as defined below or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission (the "CFTC"). All futures contracts entered into by a fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.


Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

When interest rates are rising or securities prices are falling, a fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, a fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, a fund can sell futures contracts on a specified currency to protect against a decline in the value of such currency and its portfolio securities which are denominated in such currency. Funds can purchase futures contracts on foreign currency to fix the price in U.S. dollars of a security denominated in such currency that such fund has acquired or expects to acquire.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While a fund's futures contracts on securities or currency will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the fund to do so. A clearing corporation (associated with the exchange on which futures on a security or currency are traded) guarantees that, if still open, the sale or purchase will be performed on the settlement date.


Hedging Strategies. Hedging by use of futures contracts seeks to establish more certainly (than would otherwise be possible) the effective price, rate of return or currency exchange rate on securities that a fund owns or proposes to acquire. A fund may, for example, take a "short" position in the futures market by selling futures contracts in order to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the U.S. dollar value of the fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a fund or securities with characteristics similar to those of the fund's portfolio securities. Similarly, a fund may sell futures contracts on a currency in which its portfolio securities are denominated or in one currency to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies.


If, in the opinion of the Investment Adviser, there is a sufficient degree of correlation between price trends for a fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a fund's portfolio may be more or less volatile than prices of such futures contracts, the Investment Adviser will attempt to estimate the extent of this difference in volatility based on historical patterns and to compensate for it by having the fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will substantially be offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a fund may take a "long" position by purchasing such futures contracts. This would be done, for example, when a fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give a fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a fund's assets. By writing a call option, a fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher then the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the fund intends to purchase. However, a fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. A fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. A fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.


Other Considerations. Where permitted, a fund will engage in futures transactions and in related options transactions for hedging purposes or to seek to increase total return. A fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the fund or which it expects to purchase. Except as stated below, each fund's futures transactions will be entered into for traditional hedging purposes, that is to say, futures contracts will be used to protect against a decline in the price of securities (or the currency in which they are denominated) that the fund owns, or futures contracts will be purchased to protect the fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, each fund expects that on most of the occasions on which it takes a long futures or option position (involving the purchase of a futures contract), the fund will have purchased, or will be in the process of purchasing equivalent amounts of related securities (or assets denominated in the related currency) in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.



The CFTC, a federal agency, regulates trading activity in futures contracts and related options contracts pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator ("CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The funds, which may invest in futures transactions and related options transactions, have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.



As permitted, each fund will engage in transactions in futures contracts and in related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for maintaining its qualification as a regulated investment company for federal income tax purposes (see the " Distributions and Taxes" section, below).

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a fund to purchase securities or currencies, require the fund to segregate with its custodian cash or liquid securities in an amount equal to the underlying value of such contracts and options.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for a fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and portfolio position which is intended to be protected, the desired protection may not be obtained and a fund may be exposed to risk of loss.

Perfect correlation between a fund's futures positions and portfolio positions may be difficult to achieve. The only futures contracts available to hedge a fund's portfolio are various futures on U.S. Government securities, securities indices and foreign currencies. In addition, it is not possible for a fund to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors not related to currency fluctuations.

CERTAIN BOND FUND PRACTICES


The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS (collectively, the "bond funds") invest a significant portion of their assets in debt securities. As stated in the prospectus, the BOND FUND will emphasize investment grade, primarily intermediate term securities. If an investment grade security is downgraded by the rating agencies or otherwise falls below the investment quality standards stated in the prospectus, the fund's Investment Adviser will retain that instrument only if the fund's Investment Adviser believes it is in the best interest of the fund. The HIGH INCOME FUND may invest all of its assets in non-investment grade securities. See the "Lower-Rated Corporate Debt Securities" section, below, for a description of these securities and their attendant risks.


The bond funds may also make use of derivatives, including but not limited to options, futures and swaps to manage risks and returns, including the risk of fluctuating interest rates. These instruments will be used to control risk and obtain additional income and not with a view toward speculation. The BOND and DIVERSIFIED INCOME FUNDS will invest only in futures and options which are exchange-traded or sold over-the-counter. The HIGH INCOME FUND may invest in any non-U.S. futures and options.


In the debt securities market, purchases of some issues are occasionally made under firm (forward) commitment agreements. The purchase of securities under such agreements can involve risk of loss due to changes in the market rate of interest between the commitment date and the settlement date. As a matter of operating policy, no bond fund will commit itself to forward commitment agreements in an amount in excess of 25% of total assets and will not engage in such agreements for leveraging purposes. For purposes of this limitation, forward commitment agreements are defined as those agreements involving more than five business days between the commitment date and the settlement date, but do not include mortgage backed security "dollar rolls."


LOWER-RATED CORPORATE DEBT SECURITIES

As described in the prospectus, each fund, except the MONEY MARKET FUND, may make certain investments including corporate debt obligations that are unrated or rated in the lower rating categories (i.e., ratings of BB or lower by Standard & Poor's or Ba or lower by Moody's). Bonds rated BB or Ba or below by Standard & Poor's or Moody's (or comparable unrated securities) are commonly referred to as "lower-rated" securities or as "junk bonds" and are considered speculative and may be questionable as to principal and interest payments. In some cases, such bonds may be highly speculative, have poor prospects for reaching investment standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investment in investment-grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard & Poor's or Aaa, Aa, A or Baa by Moody's).

An economic downturn could severely affect the ability of highly leveraged issuers of junk bonds to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower rated securities will have an adverse effect on a fund's NAV to the extent it invests in such securities. In addition, a fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a fund's ability to dispose of a particular security when necessary to meet its liquidity needs. Under adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a fund's Investment Adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's NAV.


Since investors generally perceive that there are greater risks associated with lower-rated debt securities, the yields and prices of such securities may tend to fluctuate more than those of higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's NAV.


Lower-rated (and comparable non-rated) securities tend to offer higher yields than higher-rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since lower rated securities generally involve greater risks of loss of income and principal than higher-rated securities, investors should consider carefully the relative risks associated with investment in securities which carry lower ratings and in comparable non-rated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. A fund's Investment Adviser will attempt to reduce these risks through diversification of these funds' portfolios and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends in corporate developments.


OTHER DEBT SECURITIES

Custody Receipts. All of the funds may also acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.


Zero Coupon, Deferred Interest, Pay-in-Kind, and Capital Appreciation Bonds. The BOND, DIVERSIFIED INCOME, HIGH INCOME and MID CAP GROWTH FUNDS may invest in zero coupon bonds as well as in capital appreciation bonds ("CABs"), deferred interest and pay-in-kind bonds. Zero coupon, deferred interest, pay-in-kind and CABs are debt obligations which are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance.


Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or provide for a specified cash payment date when the bonds begin paying current interest. As a result, zero coupon bonds are generally issued and traded at a significant discount from their face value. The discount approximates the present value amount of interest the bonds would have accrued and compounded over the period until maturity. CABs are distinct from traditional zero coupon bonds because the investment return is considered to be in the form of compounded interest rather than accreted original issue discount. For this reason, the initial principal amount of a CAB would be counted against a municipal issuer's statutory debt limit, rather than the total par value, as is the case for a traditional zero coupon bond.

Zero coupon bonds benefit the issuer by mitigating its initial need for cash to meet debt service, but generally provide a higher rate of return to compensate investors for the deferment of cash interest or principal payments. Such securities are often issued by companies that may not have the capacity to pay current interest and so may be considered to have more risk than current interest-bearing securities. In addition, the market price of zero coupon bonds generally is more volatile than the market prices of securities that provide for the periodic payment of interest. The market prices of zero coupon bonds are likely to fluctuate more in response to changes in interest rates than those of interest-bearing securities having similar maturities and credit quality.


Zero coupon bonds carry the additional risk that, unlike securities that provide for the periodic payment of interest to maturity, the fund will realize no cash until a specified future payment date unless a portion of such securities is sold. If the issuer of such securities defaults, the fund may obtain no return at all on its investment. In addition, the fund's investment in zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.



While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds generally provide for a period of delay before the regular payment of interest begins. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond's term to maturity. Pay-in-kind securities are securities that have interest payable by the delivery of additional securities. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the fund's distribution obligations.



Structured Securities. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may invest in structured securities. The value of the principal of and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the fund's investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed-income securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex fixed-income investments.


FOREIGN GOVERNMENT SECURITIES

All of the funds may invest in debt obligations of foreign governments and governmental agencies, including those of countries with emerging economies and/or securities markets. Investment in sovereign debt obligations involves special risks not present in debt obligations of corporate issuers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the funds may have limited recourse in the event of a default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the fund's NAV, to a greater extent than the volatility inherent in debt obligations of U.S. issuers. A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject.

CONVERTIBLE SECURITIES


Each fund, except the MONEY MARKET FUND, may each invest in convertible securities. Convertible securities may include corporate notes or preferred stock but are ordinarily a long-term debt obligation of the issuer convertible at a stated conversion rate into common stock of the issuer. As with all debt and income-bearing securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and are consequently of higher quality and entail less risk than the issuer's common stock. In evaluating a convertible security, a fund's Investment Adviser gives primary emphasis to the attractiveness of the underlying common stock. The convertible debt securities in which the High Income Fund invests are not subject to any minimum rating criteria. The convertible debt securities in which any other fund may invest are subject to the same rating criteria as that fund's investments in non-convertible debt securities. Convertible debt securities, the market yields of which are substantially below prevailing yields on non-convertible debt securities of comparable quality and maturity, are treated as equity securities for the purposes of a fund's investment policies or restrictions.

REPURCHASE AGREEMENTS


Each fund may enter into repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the seller at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with member banks of the Federal Reserve System, U.S. Central Credit Union, and with "primary dealers" in U.S. Government securities. A fund's Investment Adviser will continuously monitor the creditworthiness of the parties with whom the funds enter into repurchase agreements.


The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible subnormal levels of income, declines in value of the underlying securities or lack of access to income during this period and the expense of enforcing its rights.

REVERSE REPURCHASE AGREEMENTS


Each fund may also enter into reverse repurchase agreements which involve the sale of U.S. Government securities held in its portfolio to a bank with an agreement that the fund will buy back the securities at a fixed future date at a fixed price plus an agreed amount of "interest" which may be reflected in the repurchase price. Reverse repurchase agreements are considered to be borrowings by a fund entering into them. Reverse repurchase agreements involve the risk that the market value of securities purchased by a fund with proceeds of the transaction may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A fund that has entered into a reverse repurchase agreement will also continue to be subject to the risk of a decline in the market value of the securities sold under the agreements because it will reacquire those securities upon effecting their repurchase. To minimize various risks associated with reverse repurchase agreements, each fund will establish and maintain with the Trust's custodian a separate account consisting of liquid securities, of any type or maturity, in an amount at least equal to the repurchase prices of the securities (plus any accrued interest thereon) under such agreements. No fund will enter into reverse repurchase agreements and other borrowings (except from banks as a temporary measure for extraordinary emergency purposes) in amounts in excess of 30% of the fund's total assets (including the amount borrowed) taken at market value. No fund will use leverage to attempt to increase income. No fund will purchase securities while outstanding borrowings exceed 5% of the fund's total assets. Each fund will enter into reverse repurchase agreements only with federally insured banks which are approved in advance as being creditworthy by the Board. Under procedures established by the Board, a fund's Investment Adviser will monitor the creditworthiness of the banks involved.


U.S. GOVERNMENT SECURITIES


Each fund may purchase U.S. Government securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.



Certain U.S. Government securities, including U.S. Treasury bills, notes and bonds, and Government National Mortgage Association certificates ("Ginnie Maes"), are supported by the full faith and credit of the U.S. Certain other U.S. Government securities, issued or guaranteed by Federal agencies or government sponsored enterprises, are not supported by the full faith and credit of the U.S. Government, but may be supported by the right of the issuer to borrow from the U.S. Treasury. These securities include obligations of the Federal Home Loan Mortgage Corporation ("Freddie Macs"), and obligations supported by the credit of the instrumentality, such as Federal National Mortgage Association Bonds ("Fannie Maes"). No assurance can be given that the U.S. Government will provide financial support to such Federal agencies, authorities, instrumentalities and government sponsored enterprises in the future. U.S. Government securities may also include zero coupon bonds.


Ginnie Maes, Freddie Macs and Fannie Maes are mortgage-backed securities which provide monthly payments which are, in effect, a "pass-through" of the monthly interest and principal payments (including any prepayments) made by individual borrowers on the pooled mortgage loans. Collateralized mortgage obligations ("CMOs") in which a fund may invest are securities issued by a corporation or trust or a U.S. Government instrumentality that are collateralized by a portfolio of mortgages or mortgage-backed securities. Mortgage-backed securities may be less effective than traditional debt obligations of similar maturity at maintaining yields during periods of declining interest rates (see the "Mortgage-Backed and Asset-Backed Securities" section, below).


Each fund may invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury if such components are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS").

Each fund may acquire securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities in the form of custody receipts. Such receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. For certain securities law purposes, custody receipts are not considered obligations of the U.S. Government.


FORWARD COMMITMENT AND WHEN-ISSUED SECURITIES



Each fund may purchase securities on a when-issued or forward commitment basis. "When-issued" refers to securities whose terms are specified and for which a market exists, but which have not been issued. Each fund will engage in when-issued transactions with respect to securities purchased for its portfolio in order to obtain what is considered to be an advantageous price and yield at the time of the transaction. For when-issued transactions, no payment is made until delivery is due, often a month or more after the purchase. In a forward commitment transaction, a fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time.



When a fund engages in forward commitment and when-issued transactions, it relies on the seller to consummate the transaction. The failure of the issuer or seller to consummate the transaction may result in a fund's losing the opportunity to obtain a price and yield considered to be advantageous. The purchase of securities on a when-issued or forward commitment basis also involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.



On the date a fund enters into an agreement to purchase securities on a when-issued or forward commitment basis, the fund will segregate cash or liquid securities, of any type or maturity, equal in value to the fund's commitment. These assets will be valued daily at market, and additional cash or securities will be segregated to the extent that the total value of the assets in the account declines below the amount of the when-issued commitments. Alternatively, a fund may enter into offsetting contracts for the forward sale of other securities that it owns.


MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

The BOND, HIGH INCOME, DIVERSIFIED INCOME and LARGE CAP VALUE FUNDS may invest in mortgage-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, fixed rate or variable rate mortgage loans secured by real property. These funds may also invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are securitized though the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the Trust, or other credit enhancements may be present.

Mortgage-backed and asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. A fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that a fund invests in mortgage-backed and asset-backed securities, the values of its portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities and other mortgage-backed and asset-backed securities.

Asset-backed securities present certain additional risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles (normally a depreciating asset) rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would secure an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities.


The BOND FUND may invest in mortgage-backed and asset-backed securities that represent mortgage, commercial or consumer loans originated by financial institutions. To the extent permitted by law and available in the market, such investments may constitute a significant portion of such fund's investments. Subject to the appropriate regulatory approvals, the BOND FUND may purchase securities issued by pools that are structured, serviced, or otherwise supported by MCA or its affiliates.

OTHER SECURITIES RELATED TO MORTGAGES


Mortgage Pass-Through Securities. The BOND, HIGH INCOME and DIVERSIFIED INCOME FUNDS may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-through securities are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayments. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the holder of a pass-through security may be different than the quoted yield on such security. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-though security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed income securities.



Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the Government National Mortgage Association ("GNMA")), are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owned on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.


The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration-insured or Veteran's Administration
(VA)-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.


Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interest in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Credit unions, commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The HIGH INCOME FUND may also buy mortgage-related securities without insurance or guarantees.


CMOs and Multiclass Pass-Through Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of their assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. The following is a description of CMOs and types of CMOs but is not intended to be an exhaustive or exclusive list of each type of CMO a fund may invest in. Typically, CMOs are collateralized by certificates issued by GNMA, FNMA or FHLMC, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest a portion of their assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including credit unions, savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit ("REMIC").



In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal pre-payments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See the " - Stripped Mortgage-Backed Securities" subsection, below, for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.


The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


Stripped Mortgage-Backed Securities. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks and investment banks.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while another class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive an "IO" (the right to receive all of the interest) while the other class will receive a "PO" (the right to receive all of the principal). The yield to maturity on an IO is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.


Mortgage Dollar Rolls. The BOND, DIVERSIFIED INCOME and HIGH INCOME FUNDS may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase substantially similar (same type, coupon and maturity) but not identical securities on a specified future date. During the roll period, a fund loses the right to receive principal and interest paid on the securities sold. However, a fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase as well as from the receipt of any associated fee income plus interest earned on cash proceeds of the securities sold until the settlement date for the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of a fund. Successful use of mortgage dollar rolls depends upon the Investment Adviser's ability to predict correctly interest rates and mortgage prepayments. There is no assurance that mortgage dollar rolls can be successfully employed. A fund will hold and maintain until the settlement date segregated cash or liquid assets in an amount equal to the forward purchase price. For financial reporting and tax purposes, each fund treats mortgage dollar rolls as two separate transactions; one involving the purchase of a security and a separate transaction involving a sale. These funds do not currently intend to enter into mortgage dollar rolls that are accounted for as a financing.


REAL ESTATE INVESTMENT TRUSTS

Each fund, except the MONEY MARKET FUND, may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by a fund.


Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks inherent in the financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the Investment Company Act of 1940, as amended (the "1940 Act"). REITs (especially mortgage REITS) are also subject to interest rate risk.






EXCHANGE TRADED FUNDS



Each fund may invest in exchange traded funds ("ETFs"), which are shares of publicly-traded unit investment trusts, open-end funds, or depositary receipts that seek to track the performance and dividend yield of specific indexes or companies in related industries. These indexes may be either broad-based, sector or international. ETF shareholders are generally subject to the same risks as holders of the underlying securities they are designed to track.


ETFs are also subject to certain additional risks, including (1) the risk that their prices may not correlate perfectly with changes in the prices of the underlying securities they are designed to track; and (2) the risk of possible trading halts due to market conditions or other reasons, based on the policies of the exchange upon which an ETF trades. In addition, an exchange traded sector fund may be adversely affected by the performance of that specific sector or group of industries on which it is based. The fund would bear, along with other shareholders of an ETF, its pro rata portion of the ETF's expenses, including management fees. Accordingly, in addition to bearing their proportionate share of the fund's expenses (i.e., management fees and operating expenses), shareholders of the fund may also indirectly bear similar expenses of an ETF.

SHARES OF OTHER INVESTMENT COMPANIES


Each fund, other than the TARGET DATE and TARGET ALLOCATION FUNDS, may invest up to 10% of its assets in shares of other investment companies. Each fund, other than the TARGET DATE and TARGET ALLOCATION FUNDS, complies with the general statutory limits for such investments prescribed by the 1940 Act. The statutory limits are that immediately after any investment: (a) not more than 5% of a fund's total assets are invested in the securities of any one investment company; (b) not more than 10% of a fund's total assets are invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the fund; and (d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the fund and other investment companies advised by MCA, or any of its affiliates.



The Trust and MCA have obtained an order from the SEC to permit the TARGET DATE and TARGET ALLOCATION FUNDS to invest in underlying funds in amounts in excess of the statutory limits described above. Accordingly, the TARGET DATE and TARGET ALLOCATION FUNDS may invest up to 100% of their assets in shares of other investment companies.



As a shareowner of another investment company, a fund would bear, along with other shareowners, its pro rata portion of the expenses of such other investment company, including advisory fees, general fund expenses, trading, custodial and interest expenses and distribution/shareholder servicing fees (if any). These expenses would be in addition to the advisory and other expenses that a fund bears directly in connection with its own operations and may represent a duplication of fees to shareowners of the fund.



TEMPORARY DEFENSIVE POSITIONS



Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund may invest up to 100% in money market securities as a defensive tactic in abnormal market conditions.


TYPES OF INVESTMENT RISK

Active or Frequent Trading Risk. The risk of the realization and distribution to shareholders of higher capital gains as compared to a series with less active trading policies. Frequent trading also increases transaction costs, which could detract from the performance.


Asset Allocation Risk. The risk that the selection of the underlying funds and the allocation of the fund's assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.



Call Risk. The risk that the issuer of a security will retire or redeem ("call") the security with a higher rate of interest before the scheduled maturity date when interest rates have declined.


Correlation Risk. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

Credit Risk. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

Currency Risk. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the U.S. dollar value of an investment.

Extension Risk. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

Hedging Risk. When a fund hedges an asset it holds (typically by using a derivative contract or derivative security), any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it will also reduce or eliminate the potential for investment gains.

Information Risk. The risk that key information about a security or market is inaccurate or unavailable.

Interest Rate Risk. The risk of declines in market value of an income bearing investment due to changes in prevailing interest rates. With fixed-rate securities, a rise in interest rates typically causes a decline in market values, while a fall in interest rates typically causes an increase in market values.

Leverage Risk. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A fund's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A fund may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

Liquidity Risk. The risk that certain securities or other investments may be difficult or impossible to sell at the time the fund would like to sell them or at the price the fund values them.


Management Risk. The risk that a strategy used by a fund's Investment Adviser may fail to produce the intended result. This risk is common to all mutual funds.


Market Risk. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, due to factors that have nothing to do with the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

Natural Event Risk. The risk of losses attributable to natural disasters, crop failures and similar events.


Opportunity Risk. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are committed to less advantageous investments.



Political Risk. The risk of losses directly attributable to government actions or political events of any sort, including military actions and/or expropriation of assets.


Prepayment Risk. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.


Speculation Risk. Speculation is the assumption of risk in anticipation of gain but recognizing a higher than average possibility of loss. To the extent that a derivative contract or derivative security is used speculatively (i.e., not used as a hedge), a fund is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.


Valuation Risk. The risk that a fund could not sell a security or other portfolio investment for the market value or fair value established for it at any time. Similarly, the risk that the fair valuation of securities or other portfolio investments may result in greater fluctuation in their value from one day to the next than would be the case if the market values were available.

HIGHER-RISK SECURITIES AND PRACTICES


SECURITY OR PRACTICE               DESCRIPTION                                              RELATED RISKS
ADRs                               ADRs are receipts typically issued by a U.S. financial   Market, currency, information,
                                   institution which evidence ownership of underlying       natural event, and political risks
                                   securities of foreign corporate issuers.  Generally,     (i.e., the risks of foreign
                                   ADRs are in registered form and are designed for         securities).
                                   trading in U.S. markets.

Asset-Backed Securities            Securities backed by pools of commercial and/or          Credit, extension, prepayment, and
                                   consumer loans such as motor vehicle installment         interest rate risks.
                                   sales, installment loan contracts, leases of various
                                   types of real and personal

                                   property, receivables from
                                   revolving credit (i.e., credit card) agreements and
                                   other categories of receivables.

Borrowing                          The borrowing of money from financial institutions or       Leverage and credit risks.
                                   through reverse repurchase agreements.

Emerging Market Securities         Any foreign securities primarily traded on exchanges        Credit, market, currency,
                                   located in or issued by companies organized or              information, liquidity, interest
                                   primarily operating in countries that are considered        rate, valuation, natural event,
                                   lesser developed than countries like the U.S.,              and political risks.
                                   Australia, Japan, or those of Western Europe.

EDRs and GDRs                      EDRs and GDRs are receipts evidencing an arrangement        Market, currency, information,
                                   with a non-U.S. financial institution similar to that       natural event, and political risks
                                   for ADRs and are designed for use in non-U.S.               (i.e., the risks of foreign
                                   securities markets.  EDRs and GDRs are not necessarily      securities).
                                   quoted in the same currency as the underlying security.

Foreign Currency                   The exchange risk associated with a foreign                 Market information, natural event
                                   denominated instrument (i.e., foreign currency)             and political risks.
                                   against the U.S. Dollar

Foreign Money Market Securities    Short-term debt obligations issued either by foreign        Market, currency, information,
                                   financial institutions or by foreign branches of U.S.       interest rate, natural event, and
                                   financial institutions or foreign issuers.                  political risks.

Foreign Securities                 Securities issued by companies organized or whose           Market, currency, information,
                                   principal operations are outside the U.S., securities       natural event, and political risks.
                                   issued by companies whose securities are principally
                                   traded outside the U.S., or securities denominated or
                                   quoted in foreign currency.  The term "foreign
                                   securities" includes ADRs, EDRs, GDRs, and foreign
                                   money market securities.

Forward Foreign Currency           Contracts involving the right or obligation to buy or       Currency, liquidity, and leverage
Exchange Contracts                 sell a given amount of foreign currency at a specified      risks.  When used for hedging, also
                                   price and future date.                                      has hedging, correlation, and
                                                                                               opportunity risks.  When used
                                                                                               speculatively, also has speculation
                                                                                               risks.

Futures Contracts (including       In general, an agreement to buy or sell a specific          Interest rate, currency, market,
financial futures contracts)       amount of a commodity, financial instrument, or index       hedging or speculation, leverage,
                                   at a particular price on a stipulated future date.          correlation, liquidity, credit,
                                   Financial futures contracts include interest rate           and opportunity risks.
                                   futures contracts, securities index futures contracts,
                                   and currency futures contracts.  Unlike an option, a
                                   futures contract obligates the buyer to buy and the
                                   seller to sell the underlying commodity or financial
                                   instrument at the agreed-upon price and date or to pay
                                   or receive money in an amount equal to such price.

Illiquid Securities                Any investment that may be difficult or impossible to       Liquidity, valuation and market
                                   sell within seven days for the price at which the fund      risks.
                                   values it.

Mortgage-Backed Securities         Securities backed by pools of mortgages, including          Credit, extension, prepayment, and
                                   passthrough certificates, planned amortization classes      interest rate risks.
                                   ("PACs"), targeted amortization classes ("TACs"),
                                   collateralized mortgage obligations ("CMOs"), and when
                                   available, pools of mortgage loans generated by credit
                                   unions.

Mortgage Dollar Rolls              An agreement whereby the fund sells securities for          Credit and market risks.
                                   delivery in the current month and simultaneously
                                   contracts with the same counterparty to repurchase
                                   substantially similar (same type, coupon and maturity)
                                   but not identified securities on a specified future date.

Mortgage Pass-Through Securities   Securities representing interests in "pools" of mortgage    Credit, extension, prepayment, and
                                   loans.                                                      interest rate risks.

Non-Investment Grade Securities    Investing in debt securities rated below BBB/Baa            Credit, market, interest rate,
                                   (i.e., "junk" bonds).                                       liquidity, valuation, and
                                                                                               information risks.

Options (including options on      In general, an option is the right to buy (called a         Interest rate, currency, market,
financial futures contracts)       "call") or sell (called a "put") property for an            hedging or speculation, leverage,
                                   agreed-upon price at any time prior to an expiration        correlation, liquidity, credit,
                                   date. Both call and put options may be either written       and opportunity risks.
                                   (i.e., sold) or purchased on securities, indices,
                                   interest rate futures contracts, index futures
                                   contracts, or currency futures contracts.

Repurchase Agreements              The purchase of a security that the seller agrees to        Credit risk.
                                   buy back later at the same price plus interest.

Restricted Securities              Securities originally issued in a private placement         Liquidity, valuation, and market
                                   rather than a public offering.  These securities often      risks.
                                   cannot be freely traded on the open market.

Reverse Repurchase Agreements      The lending of short-term debt securities; often used       Leverage and credit risks.
                                   to facilitate borrowing.

Securities Lending                 The lending of securities to financial institutions,        Credit risk.
                                   which provide cash or government securities as
                                   collateral.

Shares of Other Investment         The purchase of shares issued by other investment           Market risks and the layering of
Companies                          companies.  These investments are subject to the fees       fees and expenses.
                                   and expenses of the underlying investment companies.

Short-Term Trading                 Selling a security soon after purchase or purchasing        Market, liquidity and opportunity
                                   it soon after it was sold (a fund engaging in               risks.
                                   short-term trading will have higher turnover and
                                   transaction expenses).

Smaller Capitalization Companies   The purchase of securities issued by a company with a       Market risk.
                                   market capitalization (i.e., the price per share of
                                   its common stock multiplied by the number of shares of
                                   common stock outstanding) within the range of those
                                   companies represented in either the S&P Small Cap 600
                                   Index or the Russell 2000(R) Index.

Stripped Mortgage Backed           Securities that redistribute the cash flows from an         Credit, extension, prepayment, and
                                   underlying generic pool of mortgage loans, into the         interest rate risks.
                                   principal and interest components of the pool of
                                   assets to enhance their attractiveness to different
                                   groups of investors.

Structured Securities              Securities that are backed by a pool of underlying          Liquidity, credit, valuation, and
                                   financial assets.                                           market risks.

Swaps                              The entry into interest rate, credit default, index         Market, liquidity, currency,
                                   and currency exchange rate swap agreements whereby the      credit, leverage and opportunity
                                   parties agree to exchange rates of return (or               risks.
                                   differentials therein) earned or realized on
                                   predetermined investments or instruments.

Yield Curve Options                Contracts involving the yield "spread," or yield            Interest rate, currency, market,
                                   differential between two securities, rather than the        leverage, correlation, liquidity,
                                   prices of the individual securities, and is settled         credit risks.
                                   through cash payments.  A yield curve option is
                                   profitable if this differential widens (in the case of
                                   a call) or narrows (in the case of a put), regardless
                                   of whether the yields of the underlying securities
                                   increase or decrease.

Zero Coupon Bonds                  Zero coupon bonds are debt obligations that do not          Interest rate.
                                   entitle the holder to any period payments of interest
                                   prior to maturity or provide for a specified cash
                                   payment date when the bonds begin paying current
                                   interest.

When-Issued Securities and         The purchase or sale of securities for delivery at a        Market, opportunity, and leverage
Forward Commitments                future date; market value may change before delivery.       risks.


HIGHER-RISK SECURITIES AND PRACTICES TABLE. The following table shows each fund's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets. A number in the column indicates the maximum percentage of total assets that the fund is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only. For actual usage, consult the fund's annual and semi-annual reports.

                                                                         Large     Large      Mid      Mid      Small    Small
                               Money               High    Diversified    Cap       Cap       Cap      Cap       Cap      Cap
                               Market    Bond     Income     Income      Value     Growth    Value    Growth    Value    Growth
                               ------  --------  --------  -----------  --------  --------  --------  -------  --------  --------
Borrowing                        30     30        30          30         30        30        30        30       30        30
Repurchase Agreements             *      *         *           *          *         *         *         *        *         *
Securities Lending                X     33(1/3)   33(1/3)     33(1/3)    33(1/3)   33(1/3)   33(1/3)   33(1/3)  33(1/3)   33(1/3)
Short-Term Trading                *      *         *           *          *         *         *         *        *         *
When-Issued Securities;
Forward Commitments              25     25        25          25         25        25        25         *        *         *
Shares of Other
Investment Companies(1)          10     10        10          10         10        10        10        10       10        10
Non-Investment Grade
Securities                        X     20         *          80**       20        20        20        20       30        30
Foreign Securities               25(2)  25        50          25         25        25        25        25       20        20
Emerging Market
Securities                        X     10        25          15         15        15        15        15       15        15
Illiquid Securities(3)           10     15        15          15         15        15        15        15       15        15
Restricted Securities            25**   15        30          15         15        15        15        15       15        15
Mortgage-Backed
Securities                       **     50***     30          25***      10         X         X         X        X         X
Swaps                             X     15        15          15         15        15        15        15       15        15
Options on Securities,
 or Indices or Currencies         X     10**      10          15         20        20        20        20**     25**      25**
Futures Contracts(4)              X     10**      10**        15         20        20        20        20**     25**      25**
Options on Futures
 Contracts(4)                     X     10**      10**        15         20        20        20        20**     25**      25**
Forward Foreign
Currency Exchange
Contracts                         X     10**      10          10**       10**      10**      10**      10       10**      10**

                                Global     Int'l      Target    Target
                                 Sec.      Stock    Allocation   Date
                               --------  ---------  ----------  ------
Borrowing                       30         30           30        30
Repurchase Agreements            *          *            *         *
Securities Lending              33(1/3)    33(1/2)       X         X
Short-Term Trading               *          *            *         *
When-Issued Securities;
Forward Commitments             25         25           **        **
Shares of Other
Investment Companies1           10         10          100       100
Non-Investment Grade
Securities                      20         20           **        **
Foreign Securities               *          *           **        **
Emerging Market
Securities                      50         50           **        **
Illiquid Securities(3)          15         15           **        **
Restricted Securities           15         **           **
Mortgage-Backed
Securities                       X          X           **        **
Swaps                           15         15           **        **
Options on Securities,
 or Indices or Currencies       10**       10**         **        **
Futures Contracts(4)            10**       10**         **        **
Options on Futures
 Contracts(4)                   10**       10**         **        **
Forward Foreign
Currency Exchange
Contracts                       30**       10**         **        **


----------

(1)   Includes ETFs.


(2)   U.S. dollar-denominated foreign money market securities only.


(3)   Numbers in this row refer to net, rather than total, assets.

(4) Financial futures contracts and related options only, including futures, contracts and options on futures contracts and on currencies.

LEGEND

* One asterisk means that there is no policy limitation on the fund's usage of that practice or type of security, and that the fund may be currently using that practice or investing in that type of security.

** Two asterisks mean that the fund is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

***   Excluding government sponsored agency paper.


X An "X" mark means that the fund is not permitted to use that practice or invest in that type of security.



FUND NAMES



In the judgment of MCA, the BOND, HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, LARGE CAP VALUE, LARGE CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH and INTERNATIONAL STOCK FUNDS have names that suggest a focus on a particular industry, group of industries or type of investment. In accordance with the provisions of Rule 35d-1 of the 1940 Act, each of these funds will, under normal circumstances, invest at least 80% of its assets in the particular industry, group of industries, or type of investment of the type suggested by its name. For this purpose, "assets" means net assets plus the amount of any borrowings for investment purposes. In addition, in appropriate circumstances, synthetic investments may be included in the 80% basket if they have economic characteristics similar to the other investments included in the basket. A fund's policy to invest at least 80% of its assets in such a manner is not a "fundamental" one, which means that it may be changed without the vote of a majority of the fund's outstanding shares as defined in the 1940 Act. The names of these funds may be changed at any time by a vote of the Board. As required by the rule, shareholders of funds subject to Rule 35d-1 will receive a 60-day written notice of any change to the investment policy describing the type of investment that the name suggests.

INVESTMENT LIMITATIONS



The Trust has adopted the following restrictions and policies relating to the investment of assets and the activities of each fund. The policies in this "Investment Limitations" section are fundamental and may not be changed for a fund without the approval of the holders of a majority of the outstanding votes of that fund (which for this purpose and under the 1940 Act means the lesser of (i) sixty-seven percent (67%) of the outstanding votes attributable to shares represented at a meeting at which more than fifty percent (50%) of the outstanding votes attributable to shares are represented or (ii) more than fifty percent (50%) of the outstanding votes attributable to shares). Except as noted below, none of the funds within the Trust may:


      1. Borrow money in excess of one-third of the value of its total assets taken at market value (including the amount borrowed) and then only from banks as a temporary measure for extraordinary or emergency purposes. This borrowing provision is not for investment leverage, but solely to facilitate management of a fund by enabling the fund to meet redemption requests where the liquidation of an investment is deemed to be inconvenient or disadvantageous. Except for the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS, a fund will not make additional investments while it has borrowings outstanding.

      2. Underwrite securities of other issuers, except that a fund may acquire portfolio securities under circumstances where, if the securities are later publicly offered or sold by the fund, it may be deemed to be an underwriter for purposes of the 1933 Act.


      3. Invest over twenty-five percent (25%) of assets taken at its market value in any one industry; except that each TARGET DATE and TARGET ALLOCATION FUND may invest more than 25% of its assets in any one affiliated underlying fund. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry for purposes of these rules. Telephone, gas, and electric utility industries shall be considered separate industries.


      4. Purchase physical commodities or enter into contracts requiring the delivery or receipt of physical commodities.

      5. Purchase or sell real estate, except a fund may purchase securities which are issued by companies which invest in real estate or interests therein.

      6. Issue senior securities as defined in the 1940 Act, except as is permitted by such Act, by rules under such Act, and by SEC positions with respect to the issuance of obligations which might be deemed senior securities.


      7. Make loans (the acquisition of bonds, debentures, notes and other securities as permitted by the investment objectives of a fund shall not be deemed to be the making of loans) except that a fund may purchase securities subject to repurchase agreements under policies established by the Board and may make loans of securities as permitted by applicable law.



      8. With respect to 75% of the fund's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities and, for the TARGET DATE and TARGET ALLOCATION FUNDS, the securities of other investment companies), if (i) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer, or
            (ii) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.



In addition to the foregoing restrictions, the following non-fundamental policies have been adopted by the Board and may be changed without a shareholder approval. The MONEY MARKET FUND may not write put or call options, purchase common stock or other equity securities or purchase securities on margin or sell short. The BOND, HIGH INCOME, DIVERSIFIED INCOME, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS may not purchase securities on margin or sell short. However, each fund may obtain such short-term credits as may be necessary for the clearance of transactions and may make margin payments in connection with transactions in futures and related options as permitted by its investment policies.



Except for the limitations on borrowing from banks, if the above percentage restrictions, or any restrictions elsewhere in this SAI or in the prospectus covering fund shares, are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.



Notwithstanding the foregoing investment limitations, the underlying funds in which the TARGET DATE and TARGET ALLOCATION FUNDS may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting such funds to engage indirectly in investment strategies that may be prohibited under the investment limitations listed above. The investment restrictions of each underlying fund are set forth in the prospectus and SAI for that underlying fund.

Although each fund expects to pursue its investment objective utilizing its principal investment strategies regardless of market conditions, each fund (other than the MONEY MARKET FUND) may invest up to 100% in money market securities.



PORTFOLIO TURNOVER


While the MONEY MARKET FUND is not subject to specific restrictions on portfolio turnover, it generally does not seek profits by short-term trading. However, it may dispose of a portfolio security prior to its maturity where disposition seems advisable because of a revised credit evaluation of the issuer or other considerations.


Each fund will trade securities held by it whenever, in the Investment Adviser's view, changes are appropriate to achieve the stated investment objectives. Other than the DIVERSIFIED INCOME and MID CAP GROWTH FUNDS, the Investment Adviser does not anticipate that unusual portfolio turnover will be required and intends to keep such turnover to moderate levels consistent with the objectives of each fund. Although the Investment Adviser makes no assurances, it is expected that the annual portfolio turnover rate for each fund (other than the DIVERSIFIED INCOME and MID CAP GROWTH FUNDS) will be generally less than 100%. This would mean that normally less than 100% of the securities held by the fund would be replaced in any one year.



MANAGEMENT OF THE TRUST



The Trust is governed by the Board. The Board has the duties and responsibilities set forth under the applicable laws of the State of Massachusetts, including but not limited to the management and supervision of the funds.



The Board, from time to time, may include individuals who may be deemed to be affiliated persons of MCA, the funds' investment adviser. At all times, however, a majority of Board members will not be affiliated with MCA or the funds.



The funds do not hold annual shareholder meetings, but may hold special meetings for such purposes as electing or removing Board members, changing fundamental policies, approving certain management contracts, approving or amending a 12b-1 plan, or as otherwise required by the 1940 Act or the Declaration of Trust.


TRUSTEES AND OFFICERS


Each trustee and officer of the Trust oversees 32 portfolios in the fund complex, which consists of the Trust with 18 portfolios and the MEMBERS Mutual Funds with 14 portfolios (the "Fund Complex"). The address of each trustee and officer is 5910 Mineral Point Road, Madison, WI 53705.

INTERESTED TRUSTEES AND OFFICERS



                                                                                                          NUMBER OF      OTHER
                                                   TERM OF                                                PORTFOLIOS    OUTSIDE
                                   POSITION(s)   OFFICE AND                                               OVERSEEN     DIRECTORSHIPS
           NAME AND                HELD WITH      LENGTH OF              PRINCIPAL OCCUPATION(s) DURING    IN FUND      HELD BY
        YEAR OF BIRTH              THE TRUST     TIME SERVED                    PAST FIVE YEARS           COMPLEX (1)   TRUSTEES
-------------------------------  -------------  ------------  ------------------------------------------  ------------ -------------
                                                              CUNA Mutual Insurance Society, Madison, WI
David P. Marks (2),(3)               Trustee,       2006 -        Chief Investment Officer, 2005-Present          32           CBRE
1947                             President and  Present                                                                   Realty
                                 Principal                    MEMBERS Capital Advisors, Inc., Madison,                   Finance,
                                 Executive                    WI, President, 2005-Present                              2005-Present
                                 Officer (PEO)
                                                              CUNA Mutual Life Insurance Company,
                                                              Madison, WI, Chief Investment Officer,
                                                              2005-2007

                                                              Citigroup Insurance Investors, Hartford,
                                                              CT Chief Investment Officer, 2004-2005

                                                              Cigna Investments, Hartford, CT, Chief
                                                              Investment Officer, 2002-2004

                                                              Green Mountain Partners, Quechee, VT,
                                                              2001-2002

                                                              Allianz Investments, Westport, CT, Chief
                                                              Investment Officer, 1991-2001

 Scott R. Powell (2)                                          MEMBERS Capital Advisors, Inc. Madison, WI,
 1962                            Vice           2008 -        Managing Director - Managed                         N/A           N/A
                                 President      Present       Accounts and Mutual Funds, 2006 - Present

                                                              Virchow Krause Wealth Management, LLC,
                                                              Madison, WI, Partner, Managing Director,
                                                              2003 - 2006
                                                              Jacobus Wealth Management, Inc., Milwaukee, WI,
                                                              Managing Direct Accounts, 2001 - 2003

                                                              CUNA Mutual Insurance Society, Madison, WI
Molly Nelson (2)                 Chief          2005 -        Vice President, 2006-Present                        N/A           N/A
1962                             Compliance     Present
                                 Officer                      MEMBERS Capital Advisors, Inc., Madison, WI,
                                                              Chief Compliance Officer, 2005-Present

                                                              Harris Associates L.P., Chicago, IL, Chief
                                                              Compliance Officer/Advisor, 1985-2005

                                                              CUNA Mutual Insurance Society, Madison, WI
Mary E. Hoffmann (2)             Treasurer &    1998 -        Vice President, 2006-Present                        N/A           N/A
1970                             Principal      Present
                                 Financial                    MEMBERS Capital Advisors, Inc., Madison, WI,
                                 Officer                      Vice President-Finance & Operations,
                                 (PFO)                        2006-Present; Assistant Vice
                                                              President-Finance & Operations, 2001-2005

Holly S. Baggot (2)              Secretary and  1999-         MEMBERS Capital Advisors, Inc., Madison, WI,        N/A           N/A
1960                             Assistant      present       Director, Mutual Fund Operations,
                                 Treasurer                    2006-Present; Operations Officer-Mutual
                                                              Funds, 2005-2006; Senior Manager-Product &
                                                              Fund Operations, 2001-2005

Dan Owens (2)                    Assistant      2000 -        MEMBERS Capital Advisors, Inc., Madison, WI,        N/A           N/A
1966                             Treasurer      Present       Director, Investment Operations,
                                                              2006-Present; Investment Operations
                                                              Officer, 2005-2006; Senior
                                                              Manager-Portfolio Operations, 2001-2005



----------

(1) Fund Complex consists of the Trust and the MEMBERS Mutual Funds with 14 portfolios.



(2)   "Interested person" as defined in the 1940 Act.



(3) Considered an interested trustee because of the position held with the investment adviser of the Trust.

INDEPENDENT TRUSTEES



                                          TERM OF                                                                    OTHER
                                         OFFICE AND                                               NUMBER OF        OUTSIDE
                          POSITION(s)    LENGTH OF                                               PORTFOLIOS       DIRECTORSHIPS
           NAME AND        HELD WITH       TIME             PRINCIPAL OCCUPATION DURING         OVERSEEN IN         HELD BY
        YEAR OF BIRTH      THE TRUST      SERVED (1)            PAST FIVE YEARS                 FUND COMPLEX (2)   TRUSTEES
--------------------- ---------------   ----------- ------------------------------------------- --------------    -------------
Rolf F. Bjelland, CLU       Chairman        2006 -  Lutheran Brotherhood Mutual Funds,               32             Regis
1938                                       Present  Chairman and President; 1983-2002                               Corp.,
                                                                                                                  Director,
                            Trustee          2003-  Lutheran Brotherhood (now Thrivent                              1982-
                                           Present  Financial), Minneapolis, MN, Chief                             Present
                                                    Investment Officer,
                                                    1983-2002
                                                                                                                   Direct
Linda S. Foltz              Trustee        2006 -   Dougherty Consulting, LLC, President/            32           Supply,
1950                                      Present   Owner, 2005-Present                                             Inc.,
                                                                                                                  Director,
                                                    Direct Supply, Inc., Executive Vice                             2003-
                                                    President of Corporate Development and                         Present
                                                    Chief Financial Officer, 1988-2005

Steven P. Riege             Trustee        2005 -   The Rgroup, Owner/President, 2001-Present        32             None

1954                                      Present   Robert W. Baird & Company, Milwaukee, WI,
                                                    Senior Vice President Marketing and Vice
                                                    President Human Resources, 1986-2001

Richard E. Struthers        Trustee        2004 -   Clearwater Capital Management, Minneapolis,      32             Park
1952                                      Present   MN, Chairman and Chief Executive Officer,                     Nicollet
                                                    1998-Present                                                   Health
                                                                                                                 Services,
                                                    Park Nicollet Health Services, Director,                       2001-
                                                    2001-Present, Chairman, Finance and                           Present
                                                    Investment Committee, 2006-Present

                                                    IAI Mutual Funds, President and Director,
                                                    1992-1997



----------

(1) Independent trustees serve in such capacity until the trustee reaches the age of 75.



(2) Fund Complex consists of the Trust and the MEMBERS Mutual Funds with 14 portfolios.



Set forth below for each of the Trust's officers and trustees, other than the independent trustees, is information regarding positions held with affiliated persons or the principal underwriter of the Trust. The independent trustees do not hold any such positions, other than serving as trustees of the other portfolios in the Fund Complex.



                                     POSITIONS HELD WITH AFFILIATED PERSONS OR                OTHER FUNDS IN FUND COMPLEX FOR
            NAME                         PRINCIPAL UNDERWRITER OF THE TRUST                   WHICH THE SAME POSITION IS HELD
--------------------------     ---------------------------------------------------------    ------------------------------------
David P. Marks                 CUNA Mutual Insurance Society, Madison, WI                       MEMBERS Mutual Funds,
                               Chief Investment Officer, 2005-Present                           consisting of 14 portfolios
                               MEMBERS Capital Advisors, Inc.
                               President, 2005-Present;  Director, 2006-Present
Scott R. Powell                MEMBERS Capital Advisors, Inc.
                               Managing Director-Managed Accounts & Mutual Funds,               MEMBERS Mutual Funds,
                               2006-Present                                                     consisting of 14 portfolios
Molly Nelson                   CUNA Mutual Insurance Society, Madison, WI
                               Vice President, 2006-Present                                     MEMBERS Mutual Funds,
                               MEMBERS Capital Advisors, Inc.                                   consisting of 14 portfolios
                               Chief Compliance Officer, 2005-Present
Mary E. Hoffmann               CUNA Mutual Insurance Society, Madison, WI                       MEMBERS Mutual Funds,
                               Vice President, 2006-Present                                     consisting of 14 portfolios
                               MEMBERS Capital Advisors, Inc.
                               Vice President-Finance & Operations, 2006-Present;
                               Assistant Vice President-Finance & Operations, 2001-2005
Holly S. Baggot                MEMBERS Capital Advisors, Inc.                                   MEMBERS Mutual Funds,
                               Director, Mutual Fund Operations, 2006-Present;                  consisting of 14 portfolios
                               Operations Officer-Mutual Funds, 2005-2006; Senior
                               Manager, Product & Fund Operations, 2001-2005
Dan Owens                      MEMBERS Capital Advisors, Inc.                                   MEMBERS Mutual Funds,
                               Director, Investment Operations, 2006-Present; Investment        consisting of 14 portfolios
                               Operations Officer, 2005-2006; Senior Manager-Portfolio
                               Operations, 2001-2005

TRUSTEE COMPENSATION



                                                                                      TOTAL COMPENSATION FROM
        TRUSTEE NAME                 AGGREGATE COMPENSATION FROM TRUST (1)         TRUST AND FUND COMPLEX  (1),(2)
---------------------------    ---------------------------------------------     ---------------------------------
David P. Marks (3)                                  none                                         none
Rolf F. Bjelland                                 $ 26,500                                     $ 53,000
Linda S. Foltz                                   $ 20,000                                     $ 40,000
Steven P. Riege                                  $ 20,000                                     $ 40,000
Richard E. Struthers                             $ 22,500                                     $ 45,000



----------

(1)   Amounts for the fiscal year ended December 31, 2007.



(2) Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.



(3)   Non-compensated interested trustee.



There have been no arrangements or understandings between any trustee or officer and any other person(s) pursuant to which (s)he was selected as a trustee or officer.


COMMITTEES

AUDIT COMMITTEE

Members: Richard E. Struthers, Chairman; Rolf F. Bjelland; Steven P. Riege; and Linda S. Foltz.


Function: The Audit Committee, which has adopted and operates in accordance with a separate Audit Committee charter, has as its purposes to meet with the funds' independent registered public accountants to review the arrangements for and scope of the audit; discuss matters of concern relating to the funds' financial statements, including any adjustments to such statements recommended by the independent registered public accountants, or other results of the audit; consider the independent registered public accountants' comments and suggestions with respect to the funds' financial policies, accounting procedures and internal accounting controls; and review the form of audit opinion the accountants propose to render to the funds.



The Audit Committee also reviews any memoranda prepared by the independent registered public accountants setting forth any recommended procedural changes; considers the effect upon the funds of any changes in accounting principles or practices proposed by management or the independent registered public accountants; reviews audit and non-audit services provided to the funds by the independent registered public accountants and the fees charged for such services; considers whether to retain the accountants for the next fiscal year and evaluates the independence of the independent registered public accountants; and reports to the Board from time to time and makes such recommendations as the committee deems necessary or appropriate.



The Audit Committee met four times in 2007. The four meetings were held in person.



TRUSTEES' HOLDINGS



         INTERESTED TRUSTEE



As of December 31, 2007, David P. Marks did not own equity securities in any of the following funds: Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Bond Fund, High Income Fund, Diversified Income Fund, Small Cap Value Fund, Small Cap Growth Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund. However, Mr. Marks' ownership in the remaining funds as of December 31, 2007 was as follows:

                                      DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST (1)
                                                                                                           AGGREGATE DOLLAR
                                                                                                                RANGE OF
                                                                                                                 EQUITY
       NAME OF         LARGE CAP     LARGE CAP      MID CAP       MID CAP         GLOBAL         INT'L        SECURITIES IN
       TRUSTEE          GROWTH         VALUE         VALUE        GROWTH        SECURITIES      STOCK      FUND COMPLEX (1), (2)
------------------- -------------- ------------- ------------- -------------- ------------- -------------- -------------------
David P. Marks           $ 1-           $ 1-         $ 1-           $ 1-           $ 1-          $ 1-          $ 1-$10,000
                        10,000       $ 10,000      $ 10,000       $ 10,000      $ 10,000       10,000



----------

(1)   Dollar ranges are as follows: none; $1 - $10,000; $10,001-$50,000;
      $50,001-$100,000; and over $100,000.



(2) Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.



          INDEPENDENT TRUSTEES



As of December 31, 2007, Rolf F. Bjelland, Linda S. Foltz, Steven P. Riege and Richard E. Struthers did not own equity securities in the funds. However, their Fund Complex holdings as of such date were as follows:



                           AGGREGATE DOLLAR RANGE
                           OF EQUITY SECURITIES IN
    NAME OF TRUSTEE           FUND COMPLEX (1), (2)
-------------------------  ------------------------
 Rolf F. Bjelland               Over $ 100,000
 Linda S. Foltz                $ 10,001-$50,000
 Steven P. Riege                    None
 Richard E. Struthers          $ 10,001-$50,000


----------

(1)   Dollar ranges are as follows: none; $1 - $10,000; $10,001-$50,000;
      $50,001-$100,000; and over $100,000. Information as of December 31, 2007.



(2) Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.


SUBSTANTIAL SHAREHOLDERS



The Trust is an investment vehicle underlying the separate accounts of CUNA Mutual Insurance Society ("CMIS") which issue variable contracts. As of April 1, 2008, the separate accounts of CMIS and certain qualified plans were the primary shareholders of the Trust. Because CMIS and/or CUMIS Insurance Society, Inc., an affiliate of CMIS, funded certain series of the Trust upon organization of such series, these companies each own shares of the Trust as well.


BENEFICIAL OWNERS


As of April 1, 2008, the directors and officers as a group owned less than one percent of the Trust. The following table sets forth 5% or more beneficial ownership of shares of each fund, if applicable, as of April 1, 2008.



FUND                        NAME AND ADDRESS OF RECORD OWNER        PERCENTAGE OWNERSHIP
-------------------------   ----------------------------------   ----------------------------
MONEY MARKET                Onpoint Community Credit Union                11.25%
                            Portland, OR  97210
MONEY MARKET                Telesis Community Credit Union                 7.86%
                            Chatsworth, CA  91311


PORTFOLIO MANAGEMENT


THE MANAGEMENT AGREEMENT

The Management Agreement ("Agreement") requires that MCA provide continuous professional investment management of the investments of the Trust, including establishing an investment program complying with the investment objectives, policies and restrictions of each fund. As compensation for its services, the Trust pays MCA a fee computed at an annualized percentage rate of the average daily value of the net assets of each fund as follows:

                                            TOTAL ADVISORY FEES   TOTAL ADVISORY FEES   TOTAL ADVISORY FEES
                                            INCURRED DURING THE   INCURRED DURING THE   INCURRED DURING THE
                              MANAGEMENT     FISCAL YEAR ENDED     FISCAL YEAR ENDED     FISCAL YEAR ENDED
FUND                              FEE        DECEMBER 31, 2007     DECEMBER 31, 2006     DECEMBER 31, 2005
--------------------------   -------------  -------------------   -------------------   --------------------
CONSERVATIVE ALLOCATION(1)       0.30%         $     95,554            $        626                    --
MODERATE ALLOCATION(1)           0.30%              363,208                  15,477                    --
AGGRESSIVE ALLOCATION(1)         0.30%              139,164                  10,260                    --
MONEY MARKET                     0.45%              501,934                 405,870            $  589,529
BOND                             0.55%            3,533,690               3,524,313             3,299,300
HIGH INCOME                      0.75%            1,138,726               1,080,720               944,473
DIVERSIFIED INCOME               0.70%            4,857,036               5,234,946             5,495,728
LARGE CAP VALUE                  0.60%            8,069,235               7,747,151             7,290,748
LARGE CAP GROWTH                 0.80%            5,341,156               5,366,845             5,508,758
MID CAP VALUE                    1.00%            3,485,145               3,138,963             2,427,324
MID CAP GROWTH                   0.85%            3,282,600               3,194,509             2,900,501
SMALL CAP VALUE(2)               1.10%               34,823                      --                    --
SMALL CAP GROWTH(2)              1.10%               37,529                      --                    --
GLOBAL SECURITIES                0.95%              564,434                 477,266               327,189
INTERNATIONAL STOCK              1.20%            2,090,794               1,638,213             1,072,032
TARGET RETIREMENT 2020(3)        0.40%                1,697                      --                    --
TARGET RETIREMENT 2030(3)        0.40%                1,156                      --                    --
TARGET RETIREMENT 2040(3)        0.40%                1,115                      --                    --
                                Totals         $ 33,538,996           $  31,835,159          $ 29,855,582


----------

(1) Fund commenced investment operations on June 30, 2006. For the period May 1, 2007 until April 30, 2008, MCA reduced its management fee from 0.30% to 0.20%.



(2)   Fund commenced investment operations on May 1, 2007.



(3)   Fund commenced investment operations on October 1, 2007.



MCA makes the investment decisions and is responsible for the investment and reinvestment of assets; performs research, statistical analysis, and continuous supervision of the funds' investment portfolios; furnishes office space for the Trust; provides the Trust with such accounting data concerning the investment activities of the Trust as is required to be prepared and files all periodic financial reports and other documents required to be filed with the SEC and any other regulatory entity; continuously monitors compliance by the Trust of its investment activities with the requirements of the 1940 Act and the rules promulgated pursuant thereto; and renders such periodic and special reports as may be reasonably requested with respect to matters relating to MCA's duties.


MEMBERS CAPITAL ADVISORS, INC.


CUNA Mutual Insurance Society and CUNA Mutual Investment Corporation each own a one-half interest in MCA. CUNA Mutual Investment Corporation is a wholly-owned subsidiary of CUNA Mutual Insurance Society.



As of April 1, 2008, the directors and principal officers of MCA are as follows:



                           David P. Marks                 Director, Chair and President
                           Faye A. Patzner                Director & Secretary
                           Mary E. Hoffmann               Director, Treasurer & Assistant Secretary
                           Thomas J. Merfeld              Director
                           John W. Petchler               Vice President
                           James H. Metz                  Vice President
                           Molly Nelson                   Chief Compliance Officer
                           Tracy K. Lien                  Assistant Secretary


THE MANAGEMENT AGREEMENTS WITH SUBADVISERS


As described in the prospectus, MCA manages the assets of the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES and INTERNATIONAL STOCK FUNDS using a "manager of managers" approach under which MCA allocates some or all of the fund's assets among one or more "specialist" subadvisers (each, a "Subadviser"). The Trust and MCA have received an order from the SEC that permits the hiring of Subadvisers without shareholder approval. If MCA hires a new Subadviser pursuant to the order, shareholders will receive an "information statement" within 90 days of a change in Subadvisers that will provide relevant information about the reason for the change and any new Subadviser(s).

Even though Subadvisers have day-to-day responsibility over the management of the HIGH INCOME, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES, INTERNATIONAL STOCK FUNDS, and the small-cap portion of the assets of the MID CAP VALUE FUND, MCA retains the ultimate responsibility for the performance of these funds and will oversee the Subadvisers and recommend their hiring, termination, and replacement.


MCA may, at some future time, employ a subadvisory or "manager of managers" approach to other new or existing funds in addition to the HIGH INCOME, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES, and INTERNATIONAL STOCK FUNDS.

THE SUBADVISER FOR THE HIGH INCOME FUND


As of the date of the prospectus, Shenkman Capital Management, Inc. ("SCM") is the only Subadviser managing the assets of the HIGH INCOME FUND. For its services to the fund, SCM receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to SCM as follows:




                  FISCAL YEAR ENDED DECEMBER 31                 AMOUNT
                  -----------------------------                ---------
                               2007                            $ 556,404
                               2006                            $ 529,547
                               2005                            $ 393,970


Pursuant to an investment subadvisory agreement between MCA and Massachusetts Financial Services ("MFS") that was terminated on February 28, 2005, MCA paid a management fee to MFS as follows:



                  FISCAL YEAR ENDED DECEMBER 31                   AMOUNT
                  -----------------------------                  --------
                               2005                              $ 71,880


THE SUBADVISER FOR THE MID CAP VALUE FUND


As of the date of the prospectus, Wellington Management Company, LLP ("Wellington Management") is the only Subadviser managing the small-cap portion of the assets of the MID CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund managed by Wellington Management. MCA paid a management fee to Wellington Management as follows:




                  FISCAL YEAR ENDED DECEMBER 31                 AMOUNT
                  -----------------------------                ---------
                               2007                            $ 283,530
                               2006                            $ 292,346
                               2005                            $ 259,711


THE SUBADVISER FOR THE MID CAP GROWTH FUND

As of the date of the prospectus, Wellington Management is the only Subadviser managing the assets of the MID CAP GROWTH FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:



                  FISCAL YEAR ENDED DECEMBER 31                 AMOUNT
                  -----------------------------              -----------
                               2007                          $ 1,911,180
                               2006                          $ 1,785,434
                               2005                          $ 1,465,134


THE SUBADVISER FOR THE SMALL CAP VALUE FUND


As of the date of the prospectus, Wellington Management is the only Subadviser managing the assets of the SMALL CAP VALUE FUND. For its services to the fund, Wellington Management receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Wellington Management as follows:

                  FISCAL YEAR ENDED DECEMBER 31                  AMOUNT
                  -----------------------------                ---------
                               2007                             $ 24,370


THE SUBADVISER FOR THE SMALL CAP GROWTH FUND


As of the date of the prospectus, Paradigm Asset Management Company, LLC ("Paradigm") is the only Subadviser managing the assets of the SMALL CAP GROWTH FUND. For its services to the fund, Paradigm receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Paradigm as follows:



                  FISCAL YEAR ENDED DECEMBER 31                  AMOUNT
                  -----------------------------                 --------
                               2007                             $ 26,269


THE SUBADVISER FOR THE GLOBAL SECURITIES FUND


As of the date of the prospectus, Mondrian Investment Partners Limited ("Mondrian") is the only Subadviser managing the assets of the GLOBAL SECURITIES FUND. For its services to the fund, Mondrian receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Mondrian as follows:




                  FISCAL YEAR ENDED DECEMBER 31                  AMOUNT
                  -----------------------------                ---------
                               2007                            $ 227,592



Pursuant to an investment subadvisory agreement between MCA and Oppenheimer Funds, Inc. ("Oppenheimer") that was terminated on May 1, 2007, MCA paid a management fee to Oppenheimer as follows:



                  FISCAL YEAR ENDED DECEMBER 31                  AMOUNT
                  -----------------------------                ---------
                               2007                            $  93,988
                               2006                            $ 250,561
                               2005                            $ 171,726



THE SUBADVISER FOR THE INTERNATIONAL STOCK FUND

As of the date of the prospectus, Lazard Asset Management LLC ("Lazard") is the only Subadviser managing the assets of the INTERNATIONAL STOCK FUND. For its services to the fund, Lazard receives a management fee from MCA, computed and accrued daily and paid monthly, based on the average daily net assets in the fund. MCA paid a management fee to Lazard as follows:



                  FISCAL YEAR ENDED DECEMBER 31                 AMOUNT
                  -----------------------------              -----------
                               2007                          $ 1,112,128
                               2006                          $   902,365
                               2005                          $   619,230



PORTFOLIO MANAGERS



MEMBERS CAPITAL ADVISORS, INC.



COMPENSATION: Portfolio manager compensation at MCA consists of a base amount, an annual incentive award and potentially a long-term incentive award (plus various benefits). The annual award is based primarily on the one-year and three-year performance relative to representative markets and peer groups of the specific portfolios or portions of portfolios for which the portfolio managers are responsible. Other factors in the annual award are the overall investment results of MCA for all major clients, and the financial results of MCA and its parent company, CUNA Mutual Insurance Society. The long-term incentive award is based on the overall investment results of MCA for all major clients, and is deferred for three years, during which time it is valued as if it were invested among any of several MCA-managed funds as directed by the portfolio manager.

OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2007):



PATRICK F. RYAN - TARGET DATE FUNDS and TARGET ALLOCATION FUNDS*



                                                                                                                TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH            ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED        PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED           ACCOUNTS             ADVISORY FEES            ADVISORY FEES
------------------------------------  ---------------------  --------------------  ------------------------  ----------------------
Registered Investment Companies                   3               $     9,173,318             0                        0
Other Pooled Investment Vehicles                  0                             0             0                        0
Other Accounts                                8,981               $ 1,796,830,549             0                        0



*Mr. Ryan began management of the Target Allocation Funds effective January 1,
 2008 and the Target Date Funds effective October 1, 2007.



DAVID M. SCHLIMGEN - TARGET DATE FUNDS and TARGET ALLOCATION FUNDS*



                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                          NUMBER OF OTHER      TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS               ACCOUNTS MANAGED          ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  -----------------------   ---------------------
Registered Investment Companies                 3                $      9,173,318             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                 44                $    165,299,899             0                       0



*Mr. Schlimgen began management of the Target Allocation Funds effective January
 1, 2008 and the Target Date Funds effective October 1, 2007.


EDWARD J. MEIER - MONEY MARKET FUND


                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED           ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  -----------------------   ---------------------
Registered Investment Companies                 1                $     15,401,000             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  0                               0             0                       0


DEAN J. "JACK" CALL - BOND FUND and DIVERSIFIED INCOME FUND (FIXED INCOME
PORTION)



                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED           ACCOUNTS             ADVISORY FEES           ADVISORY FEES
-----------------------------------   --------------------   --------------------  ----------------------    ---------------------
Registered Investment Companies                 2                $    197,594,000             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  0                               0             0                       0


JOHN H. BROWN - DIVERSIFIED INCOME FUND (EQUITY PORTION)


                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED           ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  ------------------------  ---------------------
Registered Investment Companies                 1                $     64,676,000             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  3                $    261,750,000             0                       0

SCOTT D. OPSAL - LARGE CAP VALUE FUND



                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
          TYPES OF ACCOUNTS              ACCOUNTS MANAGED          ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  -----------------------   ---------------------
Registered Investment Companies                 1                $    186,671,000             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  1                $     92,158,000             0                       0


BRUCE A. EBEL - LARGE CAP GROWTH FUND


                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED           ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  ----------------------    --------------------
Registered Investment Companies                 1                $    155,203,000             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  1                $     92,158,000             0                       0


LIVIA S. ASHER - MID CAP VALUE FUND


                                                                                                               TOTAL ASSETS IN
                                                                                        ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
          TYPES OF ACCOUNTS              ACCOUNTS MANAGED          ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  ---------------------  --------------------  ----------------------    --------------------
Registered Investment Companies                 1                $     64,258,488             0                       0
Other Pooled Investment Vehicles                0                               0             0                       0
Other Accounts                                  0                               0             0                       0


MATERIAL CONFLICTS OF INTEREST: MCA is not aware of any material conflicts related to the management of similar accounts.


FUND OWNERSHIP: As of December 31, 2007, the portfolio managers did not own any equity securities in any of the following funds: Conservative Allocation Fund, Money Market Fund, High Income Fund, Small Cap Value Fund, Small Cap Growth Fund, Global Securities Fund, International Stock Fund, Target Retirement 2020 Fund, Target Retirement 2030 Fund, and Target Retirement 2040 Fund. However, their ownership in the remaining funds was as follows as of such date:



                                         DOLLAR RANGE OF EQUITY SECURITIES IN THE TRUST (1)
                                                                                                               AGGREGATE DOLLAR
                                                                                                                   RANGE OF
                                                                                                                    EQUITY
                     MODERATE  AGGRESSIVE            DIVERSIFIED LARGE CAP  LARGE CAP   MID CAP     MID CAP       SECURITIES IN
   NAME OF TRUSTEE  ALLOCATION ALLOCATION    BOND      INCOME     GROWTH     VALUE       VALUE      GROWTH     FUND COMPLEX(1),(2)
------------------- ---------- ---------- ---------- ----------- ---------- ---------- ---------- -----------  ------------------
Patrick F. Ryan          None       None        None       None        None       None $1-$10,000 $1-$10,000            $1-$10,000
David M. Schlimgen       None       None        None       None        None       None       None       None                  None
Edward J. Meier          None       None  $1-$10,000 $1-$10,000  $1-$10,000 $1-$10,000       None       None      $ 10,001-$50,000
Dean J. "Jack" Call      None       None        None       None        None       None       None       None                  None
John H. Brown            None       None        None $ 100,001-        None       None       None       None    $ 100,001-$500,000
                                                     $ 500,000
Scott D. Opsal      $ 50,001-       None        None       None        None $ 100,001-       None       None            $ 100,001-
                    $ 100,000                                                $ 500,000                                   $ 500,000
Bruce A. Ebel            None       None        None       None  $1-$10,000       None       None       None            $1-$10,000
Livia S. Asher      $ 50,001-  $ 50,001-        None       None        None       None       None       None            $ 100,001-
                    $ 100,000  $ 100,000                                                                                $  500,000


----------

1     Dollar ranges are as follows: none; $1 - $10,000; $10,001-$50,000;
      $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; and over $1 million.



2 Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.

SHENKMAN CAPITAL MANAGEMENT, INC.


COMPENSATION: SCM offers a highly competitive total compensation package. All team members receive a complete benefits package, base salary, and an annual bonus predicated on individual and firm performance. The percentage of compensation from salary and bonus varies by a team member's merit. Typically, a bonus is a larger percentage of annual compensation for team members that have made contributions to the firm and achieved a long tenure with the firm.



Portfolio Managers represent the majority of the firm's senior management. Their compensation is not formally tied to a specific list of criteria. They are compensated based on their ability to implement the firm's investment strategy, their ability to effectively perform their respective managerial functions, the overall investment performance of the firm, as well as the firm's growth and profitability. All of the senior Portfolio Managers are owners of the firm.



OTHER ACCOUNTS MANAGED (AS OF DECEMBER 31, 2007):



MARK R. SHENKMAN - HIGH INCOME FUND



                                                                                                              TOTAL ASSETS IN
                                                                                       ACCOUNTS WITH           ACCOUNTS WITH
                                        NUMBER OF OTHER       TOTAL ASSETS IN        PERFORMANCE-BASED       PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED          ACCOUNTS             ADVISORY FEES           ADVISORY FEES
----------------------------------    -------------------    ------------------    ---------------------     -------------------
Registered Investment Companies                 3              $   356 million                0                              0
Other Pooled Investment Vehicles               12              $ 1,654 million                2                $   151 million
Other Accounts                                 81              $ 7,274 million                4                $ 1,595 million



 FRANK X. WHITLEY - HIGH INCOME FUND



                                                                                                              TOTAL ASSETS IN
                                                                                      ACCOUNTS WITH            ACCOUNTS WITH
                                         NUMBER OF OTHER      TOTAL ASSETS IN       PERFORMANCE-BASED        PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED         ACCOUNTS             ADVISORY FEES            ADVISORY FEES
------------------------------------  -------------------    ------------------    -------------------       ------------------
Registered Investment Companies                0                              0             0                              0
Other Pooled Investment Vehicles               1                              0             0                              0
Other Accounts                                 9              $   1,667 million             1                  $ 382 million



 MARK J. FLANAGAN - HIGH INCOME FUND



                                                                                                             TOTAL ASSETS IN
                                                                                      ACCOUNTS WITH           ACCOUNTS WITH
                                         NUMBER OF OTHER      TOTAL ASSETS IN       PERFORMANCE-BASED        PERFORMANCE-BASED
         TYPES OF ACCOUNTS              ACCOUNTS MANAGED         ACCOUNTS             ADVISORY FEES           ADVISORY FEES
------------------------------------  -------------------    ------------------    -------------------       ------------------
Registered Investment Companies                3               $   356 million              0                             0
Other Pooled Investment Vehicles               3               $   415 million              1                  $ 64 million
Other Accounts                                 8               $ 1,881 million              0                             0



MATERIAL CONFLICTS OF INTEREST: As a general matter, SCM attempts to minimize conflicts of interest. To that end, SCM has implemented policies and procedures for the identification of conflicts of interest, a full copy of which is set forth in the firm's compliance manual. In accordance with this policy, SCM has identified certain potential conflicts of interest in connection with its management of the High Income Fund.


A potential conflict of interest may arise as a result of SCM's management of other accounts with varying investment guidelines. SCM adheres to a systematic process for the approval, allocation and execution of trades. It is SCM's basic policy that investment opportunities be allocated among client accounts with similar investment objectives fairly over time while attempting to maintain minimum dispersion of returns. Because of the differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Moreover, SCM may purchase a security for one client account while appropriately selling that same security for another client account. Certain accounts managed by SCM may also be permitted to sell securities short. Accordingly, SCM and its employees may take short positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are held long in client accounts. When SCM or its employees engages in short sales of securities, they could be seen as harming the performance of one or more clients, including the High Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the High Income Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.

Income Fund, for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, SCM and its employees may take long positions in equity securities of certain issuers for their own account or for the account of any other client at the same time the debt securities, convertible securities or bank loans of such issuers are sold out of client accounts. SCM also acts as investment manager to companies that have, or may in the future have, non-investment grade securities outstanding. SCM may purchase these securities for its client accounts, including for the High Income Fund. Additionally, SCM is not precluded from investing in securities of a company held in some of its client accounts in which such other of its clients have senior or subordinated rights relative to the other, or vice versa.


SCM permits its team members to trade securities for their own accounts. Investment personnel, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, SCM has an obligation to assure that its team members do not "front-run" trades for clients or otherwise favor their own accounts. To that end, SCM maintains a personal trading policy that includes pre-clearance procedures that require team members to pre-clear trades in securities of non-investment grade rated companies as well as shares of mutual funds for which SCM acts as subadviser.



SCM is entitled to receive performance fees from certain client accounts. The existence of those fees may incentivize the portfolio managers to disproportionately allocate investment opportunities to these accounts. SCM maintains an allocation policy and the firm's chief compliance officer periodically reviews dispersion among the accounts and allocations to ensure that they are being allocated among all eligible accounts in an equitable manner.


SCM may execute transactions between or among client accounts (including rebalancing trades between client accounts) by executing simultaneous purchase and sale orders for the same security. Even in situations where SCM believes there is no disadvantage to its clients, these "cross trade" transactions may nonetheless create an inherent conflict of interest because SCM has a duty to obtain a price equitable for both the selling client and the purchasing client. When engaging in cross transactions, SCM ensures that all parties to the transaction receive at least as favorable a price as would be received if the transaction were executed on the open market.


Fund Ownership: As of December 31, 2007, Mark R. Shenkman, Frank X. Whitley and Mark J. Flanagan did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.


WELLINGTON MANAGEMENT COMPANY, LLP


Compensation: MCA pays Wellington Management a fee based on the assets of the Mid Cap Value, Mid Cap Growth, and Small Cap Value Funds (the "Funds") managed by Wellington Management as set forth in the Subadvisory Agreements between Wellington Management and MCA. Wellington Management pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended December 31, 2007.



Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of each Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds ("Investment Professionals") includes a base salary and incentive components. The base salaries for Messrs. Boggan and O'Brien, who are partners of Wellington Management, are determined by the Managing Partners of the firm. A partner's base salary is generally a fixed amount that may change as a result of an annual review. The base salaries for the other Investment Professionals are determined by the Investment Professional's experience and performance in their roles as Investment Professionals. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional's incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on factors other than account performance. Each partner of Wellington Management is eligible to participate in a partner-funded, tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm. Messers. Boggan and O'Brien are partners of the firm.



           FUND           BENCHMARK INDEX AND/OR PEER GROUP FOR THE INCENTIVE PERIOD
----------------------    ------------------------------------------------------------------------
Mid Cap Growth Fund       Russell 2500(TM) Mid Cap Index (prior to March 1, 2007, the Russell
                          2500(TM) Growth Index was used)
Mid Cap Value Fund        Russell 2500(TM) Value Index (prior to May 1, 2005, the Russell 2000(TM)
                          Value Index was used)
Small Cap Value Fund      Russell 2000(R) Value Index



Other Accounts Managed (as of December 31, 2007):



TIMOTHY J. MCCORMACK - SMALL CAP VALUE FUND and MID CAP VALUE FUND



                                                                                               TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ---------------   -----------------   -----------------
Registered Investment Companies            7            $  945,984,266          0                          0
Other Pooled Investment Vehicles           3            $  187,006,841          0                          0
Other Accounts                            17            $1,043,173,954          1             $   45,533,574



STEPHEN T. O'BRIEN - SMALL CAP VALUE FUND and MID CAP VALUE FUND



                                                                                               TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ---------------   -----------------   -----------------
Registered Investment Companies            7            $  994,721,392          0                          0
Other Pooled Investment Vehicles           3            $  187,006,841          0                          0
Other Accounts                            17            $1,043,173,954          1             $   43,533,574



SHAUN F. PEDERSEN - SMALL CAP VALUE FUND and MID CAP VALUE FUND



                                                                                               TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ---------------   -----------------   -----------------
Registered Investment Companies            8            $  967,638,902          0                          0
Other Pooled Investment Vehicles           5            $  332,975,013          0                          0
Other Accounts                            17            $1,043,173,954          1             $   45,533,574



FRANCIS J. BOGGAN - MID CAP GROWTH FUND



                                                                                               TOTAL ASSETS IN
                                                                           ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN   PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS         ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ---------------   -----------------   -----------------
Registered Investment Companies            8            $  686,006,596          0                           0
Other Pooled Investment Vehicles           9            $  781,510,669          0                           0
Other Accounts                            28            $1,993,440,402          1             $   151,178,686

Material Conflicts of Interest: Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Funds' Investment Professionals generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the relevant Fund. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.



An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees paid by the relevant Fund to Wellington Management. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management, and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.



Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the Investment Professional's various client mandates.



Fund Ownership: As of December 31, 2007, Francis J. Boggan, Timothy J. McCormack and Shaun F. Pederson did not own equity securities in the funds or the Fund Complex. The Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios. In addition, while Stephen T. O'Brien did not own equity securities in the funds, he held $500,001-$1,000,000 in the Fund Complex.


PARADIGM ASSET MANAGEMENT COMPANY, LLC


Compensation: Paradigm pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to its sub-advisory agreements with MCA.



Paradigm's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Paradigm's compensation of the investment professionals listed in the prospectus who are primarily responsible for the day-to-day management of the funds ("Paradigm Investment Professionals") includes a base salary and a share of the firm's profits, if any, through their partnership interest in the firm.

Other Accounts Managed (as of December 31, 2007):



JAMES E. FRANCIS - SMALL CAP GROWTH FUND




                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             1           $      26 million           0                          0
Other Pooled Investment Vehicles            0                           0           0                          0
Other Accounts                             50           $ 1,078.6 million           1               $ 43 million



JEFFREY E. MARCUS - SMALL CAP GROWTH FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             1           $      26 million           0                          0
Other Pooled Investment Vehicles            0                           0           0                          0
Other Accounts                             50           $ 1,078.6 million           1               $ 43 million



GREGORY PAI - SMALL CAP GROWTH FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             1           $      26 million           0                          0
Other Pooled Investment Vehicles            0                           0           0                          0
Other Accounts                             50           $ 1,078.6 million           1               $ 43 million



Material Conflicts of Interest: Paradigm Investment Professionals manage multiple portfolios for multiple clients. These accounts may include, but not be limited to, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The Paradigm Investment Professionals generally manage portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the fund. The Paradigm Investment Professionals make investment decisions for the fund based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Paradigm Investment Professionals may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. A Paradigm Investment Professional or other investment professionals at Paradigm may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the fund, or make investment decisions that are similar to those made for the fund, both of which have the potential to adversely impact the fund depending on market conditions. For example, a Paradigm Investment Professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees, that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the fund to Paradigm. Finally, the Paradigm Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above. Paradigm's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Paradigm has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Paradigm monitors a variety of areas, including compliance with primary fund guidelines, the allocation of IPOs, and compliance with the firm's code of ethics. Paradigm periodically assesses whether its Paradigm Investment Professionals have adequate time and resources to effectively manage their various client mandates.



Fund Ownership: As of December 31, 2007, James E. Francis, Jeffrey E. Marcus, and Gregory Pai did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.

MONDRIAN INVESTMENT PARTNERS LIMITED

Compensation: Mondrian has the following programs in place to retain key investment staff:

Competitive Salary - All investment professionals are remunerated with a competitive base salary.

Profit Sharing Bonus Pool - All Mondrian staff, including portfolio managers and senior officers, qualify for participation in an annual profit sharing pool determined by the company's profitability (approximately 30% of profits).

Equity Ownership - Mondrian is majority management owned. A high proportion of senior Mondrian staff (investment professionals and other support functions) are shareholders in the business.

Incentives (Bonus and Equity Programs) focus on the key areas of research quality, long-term and short-term stock performance, teamwork, client service and marketing. Because an individual's ability to influence these factors depends on that individual's position and seniority within the firm, the allocation of participation in these programs will reflect this.

At Mondrian, the investment management of particular portfolios is not "star manager" based but uses a team system. This means that Mondrian's investment professionals are primarily assessed on their contribution to the team's effort and results, though with an important element of their assessment being focused on the quality of their individual research contribution.

Compensation Committee. In determining the amount of bonuses and equity awarded, Mondrian's board of directors consults with the company's compensation committee, who make recommendations based on a number of factors including investment research, organization management, team work, client servicing and marketing.

Defined Contribution Pension Plan. All portfolio managers are members of the Mondrian defined contribution pension plan where Mondrian pays a regular monthly contribution and the member may pay additional voluntary contributions if they wish. The plan is governed by trustees who have responsibility for the trust fund and payments of benefits to members. In addition, the plan provides death benefits for death in service and a spouse's or dependant's pension may also be payable. The guiding principle of the company's compensation program is to enable it to retain and motivate a team of high quality employees with remuneration and long-term equity incentives that are appropriately competitive, well-structured and which align the aspirations of individuals with those of the company. Through widespread equity ownership, we believe that Mondrian as an owner operated business provides an excellent incentive structure that is highly likely to continue to attract, hold and motivate a talented team.


Other Accounts Managed (as of December 31, 2007):



NIGEL G. MAY - GLOBAL SECURITIES FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             2           $     570 million           0                           0
Other Pooled Investment Vehicles            5           $     425 million           0                           0
Other Accounts                             18           $   7,243 million           1               $ 474 million



ELIZABETH A. DESMOND - GLOBAL SECURITIES FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             7           $   4,897 million           0                  0
Other Pooled Investment Vehicles            2           $   3,095 million           0                  0
Other Accounts                             24           $   9,663 million           0                  0

CLIVE A. GILLMORE - GLOBAL SECURITIES FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             5           $   5,593 million           0                  0
Other Pooled Investment Vehicles            1           $   2,185 million           0                  0
Other Accounts                             21           $   2,690 million           0                  0



BRENDAN BAKER - GLOBAL SECURITIES FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             1           $     190 million         0                  0
Other Pooled Investment Vehicles            1           $     114 million         0                  0
Other Accounts                              0                   0                 0                  0



ANDREW PORTER - GLOBAL SECURITIES FUND




                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies             0           $       0                     0                  0
Other Pooled Investment Vehicles            0           $       0                     0                  0
Other Accounts                              1               1,748 million             0                  0



JONATHAN SPREAD - GLOBAL SECURITIES FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ----------------    -----------------   -----------------
Registered Investment Companies             0                  0                   0                   0
Other Pooled Investment Vehicles            0                  0                   0                   0
Other Accounts                              0                  0                   0                   0



Material Conflicts of Interest: Mondrian acts solely as an investment manager and does not engage in any other business activities. The following is a list of some potential conflicts of interest that can arise in the course of normal investment management business activities together with a summary of Mondrian's policy in that area:


Dealing in Investments as Principal and the Provision of Seed Capital. Mondrian generally does not trade for its own account. However, two Mondrian affiliates have provided the seed capital to certain investment vehicles that have been established by Mondrian group entities. Mondrian serves as the investment manager to these investment vehicles.

Dealing in Investments as Agent for more than One Party. Mondrian addresses the potential conflicts of interest that arise where a firm manages multiple client portfolios through the operation of dealing policies designed to ensure the fair and equal treatment of all clients (e.g., the allocation of aggregated trades among clients).

Allocation of Investment Opportunities. Mondrian's policy requires that investment opportunities should be allocated among clients in an equitable manner. For equity portfolios, Mondrian makes stock selection decisions at committee level. Those stocks identified as investment opportunities are added to Mondrian's list of approved stocks ("Stock List"). Portfolios will hold only those stocks contained in the Stock List, and portfolios governed by the same or a similar mandate will be structured similarly (that is, will hold the same or comparable stocks), and will exhibit similar characteristics. For bond portfolios, investment decisions are also committee based, and all bond portfolios governed by the same or a similar mandate are structured in the same way. Sale and purchase opportunities identified at regular investment meetings will be applied to portfolios across the board, subject to the requirements of individual client mandates. Clients with performance-based fees shall be allocated investment opportunities in the same way as clients whose fees are not performance-based.

Allocation of Aggregated Trades. Mondrian's policy requires that all allocations must be fair between clients. Transactions involving commingled orders are allocated in a manner deemed equitable to each account. When a combined order is executed in a series of transactions, at different prices, each account participating in the order may be allocated an average price obtained from the broker/dealer. When a trade can be allocated in a cost efficient manner to our clients, it will be prorated across all participating accounts. Mondrian may randomly allocate purchases or sales among participating accounts when the amounts involved are too small to be evenly proportioned in a cost efficient manner. In performing random allocations, Mondrian will consider consistency of strategy implementation among participating accounts.

Soft Dollar Arrangements. Mondrian does not have any soft dollar arrangements in place with brokers.

Dual Agency/Cross Trade. Dual Agency (also known as Cross Trading) concerns those transactions where Mondrian may act as agent for both the buyer and seller. Mondrian may from time to time act as agent for both parties with respect to transactions in investments. If Mondrian proposes to act in such capacity the portfolio manager will first: (a) obtain approval from the Chief Compliance Officer; and (b) inform the client of the capacity in which Mondrian is acting.

Transacting Client Trades with an Affiliated Broker. Mondrian does not currently have any affiliated brokers.

Fees. Mondrian charges fees as a proportion of assets under management. In a very limited number of situations, in addition to this fee basis, these accounts also include a performance fee basis. The potential conflict of interest arising from these fee arrangements is addressed by Mondrian's procedure for the allocation of aggregated trades among clients. Investment opportunities are allocated totally independently of fee arrangements (see above).

Employee Personal Dealings. Mondrian has arrangements in place to ensure that none of its directors, officers or employees effects any transaction on their own account which conflicts with client interests. These individuals are also prohibited from procuring any other person to enter into such a transaction (except in the proper course of their employment). For the purposes of clarity, this will include, but is not limited to, anyone connected with that individual by reason of a domestic or business relationship (other than as arises solely because that person is a Mondrian client) such that the individual has influence over that person's judgment as to how to invest his property or exercise any rights attaching to his investments. Mondrian's rules which govern personal account dealing and general ethical standards are set out in its Code of Ethics.

Gifts and Entertainment (received). In the normal course of business, Mondrian employees may receive gifts and entertainment from third parties (e.g., brokers and other service providers). Mondrian has a policy which generally requires that gifts and entertainment received are reported to the Chief Compliance Officer (any items in excess of (pound)100 generally require pre-approval).

Gifts and Entertainment (given). In the normal course of business, Mondrian employees may provide gifts and entertainment to third parties. Mondrian has a policy which generally requires that gifts and entertainment provided are reported to the Chief Compliance Officer (any items in excess of (pound)200 generally require pre-approval).

Compensation. Mondrian's compensation arrangements are designed to attract and retain high caliber staff. The compensation structure does not provide incentives for any member staff to favor any client (or group of clients).

Mondrian's compliance monitoring program incorporates periodic reviews of areas where the above listed conflicts of interest might arise. Compliance with Mondrian's policies and procedures is monitored using exception reporting, as well as regular review, testing and evaluation of the appropriateness of the procedures.

Any apparent violations of the above procedures will be investigated and reported to the Chief Compliance Officer, who will determine any action necessary.

Any material findings would be reported to senior management and the Mondrian compliance committee (a sub-committee of the company's Board) and, where required, any relevant regulator.

Fund Ownership: As of December 31, 2007, Nigel G. May, Elizabeth A. Desmond, Clive A. Gillmore, Brendan Baker, Andrew Porter and Jonathan Spread did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.



LAZARD ASSET MANAGEMENT, LLC



Compensation: Lazard's portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the INTERNATIONAL STOCK FUND. Portfolio managers responsible for managing the fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as "wrap accounts") and model portfolios.


Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager's compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy such as leadership, teamwork and commitment.

Total compensation is not fixed, but rather is based on the following factors:
(i) maintenance of current knowledge and opinions on companies owned in the portfolio; (ii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts;
(iii) ability and willingness to develop and share ideas on a team basis; and

(iv) the performance results of the portfolios managed by the investment team.

Variable bonus is based on the portfolio manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by them, by comparison of each account to a predetermined benchmark (as set forth in the prospectus) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers. In addition, the portfolio manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions.


Portfolio managers also have an interest in the Lazard Asset Management LLC Equity Plan, an equity based incentive program for Lazard. The plan offers permanent equity in Lazard to a significant number of its professionals, including portfolio managers, as determined by the board of directors of Lazard, from time to time. This plan gives certain Lazard employees a permanent equity interest in Lazard and an opportunity to participate in the future growth of Lazard.



Other Accounts Managed (as of December 31, 2007):



JOHN R. REINSBERG - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies            7            $   3,850,967,754          3            $  2,471,255,660
Other Pooled Investment Vehicles          22            $     270,331,675          3            $    161,857,460
Other Accounts                           934            $  17,435,110,405          1            $    572,022,250


MICHAEL A. BENNETT - INTERNATIONAL STOCK FUND


                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies            7            $   3,855,564,698          1            $  2,422,963,562
Other Pooled Investment Vehicles          19            $     108,474,214          0                           0
Other Accounts                           924            $  15,264,543,333          1            $    572,022,250

MICHAEL G. FRY - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies            7            $   3,855,564,698          0                          0
Other Pooled Investment Vehicles          59            $   1,829,087,545          0                          0
Other Accounts                          1106            $  20,056,200,977          1            $   572,022,250



JAMES M. DONALD - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies           13            $  11,998,287,571          1            $  2,442,963,562
Other Pooled Investment Vehicles          56            $   4,738,169,182          3            $  1,290,661,156
Other Accounts                           392            $   5,972,121,835          1            $    639,299,744



BRIAN PESSIN - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
Registered Investment Companies            3            $     658,817,495          0                           0
Other Pooled Investment Vehicles          19            $   1,837,896,492          2             $   337,863,543
Other Accounts                            36            $   1,829,991,364          0                           0



KEVIN O'HARE - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
 Registered Investment Companies           10           $   9,115,111,781          0                   0
 Other Pooled Investment Vehicles          51           $   4,625,127,406          0                   0
 Other Accounts                           255           $   4,100,594,396          0                   0



GABRIELLE M. BOYLE - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   -----------------   -----------------   -----------------
 Registered Investment Companies           7            $   3,855,564,698          1             $ 2,442,963,562
 Other Pooled Investment Vehicles         77            $   3,770,696,496          0                           0
 Other Accounts                         1177            $  17,375,044,991          1             $   572,022,250

MICHAEL POWERS - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ----------------    -----------------   -----------------
 Registered Investment Companies             7          $  3,855,564,698            1           $  2,442,963,562
 Other Pooled Investment Vehicles           59          $    893,859,701            0                          0
 Other Accounts                           1175          $ 17,065,252,800            1           $    572,022,250



ERIK MCKEE - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ----------------    -----------------   -----------------
 Registered Investment Companies           10           $  9,115,111,781           0                          0
 Other Pooled Investment Vehicles          52           $  4,649,030,836           4            $ 1,314,564,586
 Other Accounts                           255           $  4,100,594,396           1            $   639,299,744



ROHIT CHOPRA - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ----------------    -----------------   -----------------
 Registered Investment Companies           10           $  9,115,111,781          0                            0
 Other Pooled Investment Vehicles          51           $  4,625,127,406          3             $  1,290,661,156
 Other Accounts                           255           $  4,100,594,396          1             $    639,299,744



EDWARD ROSENFELD - INTERNATIONAL STOCK FUND



                                                                                                TOTAL ASSETS IN
                                                                              ACCOUNTS WITH       ACCOUNTS WITH
                                     NUMBER OF OTHER    TOTAL ASSETS IN     PERFORMANCE-BASED   PERFORMANCE-BASED
          TYPES OF ACCOUNTS          ACCOUNTS MANAGED      ACCOUNTS           ADVISORY FEES       ADVISORY FEES
---------------------------------   -----------------   ----------------    -----------------   -----------------
 Registered Investment Companies           2            $   223,761,100            0                           0
 Other Pooled Investment Vehicles          7            $   498,775,883            1              $   35,049,045
 Other Accounts                            5            $   100,407,259            0                           0


Material Conflicts of Interest: Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the fund.


A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the fund invests, Lazard could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Additionally, Lazard currently does not have any portfolio managers that manage both hedge funds that engage in short sales and long-only accounts, including open-end and closed-end registered investment companies.



The preceding chart includes information regarding the members of the portfolio management team responsible for managing the fund. Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member. As noted in the chart, the portfolio managers managing the fund may also individually be members of management teams that are responsible for managing Similar Accounts. A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team. Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as previously described.



Fund Ownership: As of December 31, 2007, John R. Reinsberg, Michael A. Bennett, Michael G. Fry, James M. Donald, Brian Pessin, Kevin O'Hare, Gabrielle M. Boyle, Michael Powers, Erik McKee, Rohit Chopra, and Edward Rosenfeld did not own equity securities in the funds or Fund Complex. The Fund Complex includes the Trust and the MEMBERS Mutual Funds with 14 portfolios.



TRANSFER AGENT



CUNA Mutual Insurance Society ("CMIS"), 2000 Heritage Way, Waverly Iowa 50677, is the transfer agent for the Trust. As transfer agent, CMIS maintains the shareholder records and reports.



CUSTODIAN



State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, is the custodian for the securities and cash of the Trust. The custodian holds for the Trust all securities and cash owned by the Trust, and receives for the Trust all payments of income, payments of principal or capital distributions with respect to securities owned by the Trust. Also, the custodian receives payment for the shares issued by the Trust. The custodian releases and delivers securities and cash upon proper instructions from the Trust. Pursuant to, and in furtherance of, a custody agreement with the custodian, the Trust uses automated instructions and a cash data entry system to transfer monies to and from the Trust's account at the custodian.


PRINCIPAL UNDERWRITER AND DISTRIBUTION OF FUND SHARES


As described in the Prospectus, the Trust does not offer its shares directly to the public. Shares of the Trust are currently issued and redeemed through CUNA Brokerage Services, Inc. ("CBSI"), pursuant to a distribution agreement between the Trust and CBSI (the "Distribution Agreement"). CBSI's principal place of business is located at 5910 Mineral Point Road, Madison, WI 53705. CBSI is an affiliate of MCA, and is owned by CUNA Mutual Investment Corporation which in turn is owned by CMIS.



Shares of the Trust are purchased and redeemed at NAV (see the "Net Asset Value of Shares" section, below). The Distribution Agreement provides that CBSI will use its best efforts to render services to the Trust, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, it will not be liable to the Trust or any shareholder for any error of judgment or mistake of law or any act or omission or for any losses sustained by the Trust or its shareholders. CBSI has not received underwriting commissions from the Trust for any of the last three fiscal years.

The table below shows the commissions and other compensation received by each principal underwriter, who is an affiliated person of the Trust or an affiliated person of that affiliated person, directly or indirectly, from the Trust during the Trust's most recent fiscal year:

                           NET UNDERWRITING   COMPENSATION ON
 NAME OF PRINCIPAL          DISCOUNTS AND     REDEMPTIONS AND    BROKERAGE
    UNDERWRITER              COMMISSIONS        REPURCHASES     COMMISSIONS   OTHER COMPENSATION
------------------------   ----------------   ---------------   -----------   ------------------
CUNA Brokerage Services,
Inc.                             none               none           none             none





BROKERAGE


MCA and the Subadvisers are responsible for: (1) decisions to buy and sell securities for each of the funds, (2) the selection of brokers and dealers to effect such transactions, and (3) the negotiation of brokerage commissions, if any, charged on such transactions.


Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution and other services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board.


In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. Where transactions are made in the over-the-counter market, the Trust will deal with the primary market makers unless equal or more favorable prices are otherwise obtainable. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. Securities purchased from dealers serving as market makers will include a spread between the bid and ask price, which is the amount of compensation to the dealer.

The Trust expects that purchases and sales of money market instruments usually will be principal transactions. Money market instruments are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There usually will be no brokerage commissions paid for such purchases.


With respect to the TARGET DATE and TARGET ALLOCATION FUNDS, shares of underlying funds, except for ETFs, will be purchased in principal transactions directly from the issuer of the underlying fund and brokers will not be used.



The TARGET DATE and TARGET ALLOCATION FUNDS will not incur any commissions or sales charges when they purchase shares of the underlying funds, except for ETFs, as they are traded on securities exchanges.



In effecting transactions in portfolio securities, MCA and the Subadvisers give primary consideration to obtaining best execution of orders at the most favorable prices. This means that MCA and the Subadvisers will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations. Although MCA and the Subadvisers generally will seek reasonably competitive spreads or commissions, the funds do not necessarily pay the lowest commission available. In the selection of brokers and dealers to execute portfolio transactions, MCA and the Subadvisers are authorized to consider not only prices and rates of brokerage commissions, but also other relevant factors, including without limitation: (1) the overall direct net economic result (involving both price paid or received and any commissions and other costs paid), (2) the broker or dealer's execution capabilities, including its operational facilities, (3) the efficiency with which the transaction is effected, (4) the ability to effect the transaction where a large block of securities is involved, (5) the availability of the broker to stand ready to execute potentially difficult transactions in the future, (6) the financial strength and stability of the broker, (7) research, brokerage and other services provided by such broker or dealer when MCA or a Subadviser believes that such services will enhance its general portfolio management capabilities, and (8) the risk to such broker or dealer of positioning a block of securities. Such considerations are judgmental and are weighed by MCA and the Subadvisers in determining the overall reasonableness of brokerage commissions paid.

With regard to (7) above, the research and brokerage services may be provided by third-parties and are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Any such research and brokerage services provided by brokers to the Trust or to MCA and the Subadvisers is considered to be in addition to and not in lieu of services required to be performed by MCA and the Subadvisers. Such services are used by MCA and the Subadvisers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for the funds may be used in managing other investment accounts. Conversely, brokers or dealers furnishing such services may be selected for the execution of transactions of other accounts, whose aggregate assets are far larger than those of the funds, and the services furnished by such brokers or dealers may be used by MCA and the Subadvisers in providing investment advisory services for the funds. Therefore, the correlation of the cost of research to MCA's individual clients, including the Trust, is indeterminable and cannot practically be allocated among the Trust and MCA's or the Subadvisers' other clients.


In addition to the general research services described above, MCA and the Subadvisers may receive various specific research products and services which are paid for by directing a portion of commissions on specified transactions up to a specified amount for each service to be paid by the brokers handling the transactions to the vendors of the products. The commission rates on such transactions are sometimes higher than on transactions on which such research products and services are not received.


Consistent with the above, the Trust may effect principal transactions with a broker or dealer that furnishes brokerage or research services. Such transactions include certain "riskless principal" transactions through certain dealers in the over-the-counter market under which commissions are paid on such transaction. Accordingly, the net prices or commission rates charged by any such broker or dealer may be greater than the amount another firm might charge if MCA or the Subadviser determines in good faith that the amount of such net prices and commissions is reasonable in relation to the value of the services and research information provided by such broker-dealer to the Trust.

On occasions when MCA or a Subadviser determines that the purchase or sale of a security is in the best interest of a fund as well as its other advisory clients (including any other fund or other advisory account for which MCA, the Subadviser or an affiliate acts as investment adviser), MCA or the Subadviser, to the extent permitted by applicable laws and regulations, may aggregate the securities being sold or purchased for the fund with those being sold or purchased for such other customers in order to obtain the best net price and most favorable execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, is made by MCA or a Subadviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to the fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a fund. MCA and the Subadvisers have established various policies and procedures that assure equitable treatment of all accounts.


The policy with respect to brokerage is and will be reviewed by the Board from time to time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be changed, modified or eliminated without prior notice to shareholders.


The Trust paid the following amounts in brokerage commissions for the fiscal years ended December 31:


FUND                             2007            2006             2005
--------------------------     --------       ----------       ----------
Conservative Allocation(1)          N/A              N/A            N/A
Moderate Allocation(1)              N/A       $      143            N/A
Aggressive Allocation(1)            N/A       $      210            N/A
Money Market                        N/A              N/A            N/A
Bond                                N/A              N/A            N/A
Diversified Income             $ 254,24       $  362,302       $283,361
Large Cap Value                $815,891       $  409,549       $308,463
Large Cap Growth               $720,675       $  674,287       $457,824
High Income                         N/A       $    4,127         $6,800
Mid Cap Value                  $316,206       $  317,422       $152,591
Mid Cap Growth                 $630,090       $1,535,055       $502,014
Small Cap Value(2)             $ 14,037              N/A            N/A
Small Cap Growth(2)            $  4,493              N/A            N/A
International Stock            $283,879       $  252,095       $150,772
Global Securities              $ 88,516       $   26,298       $ 31,016
Target Retirement 2020(3)           N/A              N/A            N/A
Target Retirement 2030(3)           N/A              N/A            N/A
Target Retirement 2040(3)           N/A              N/A            N/A

----------

(1) Fund commenced investment operations on June 30, 2006.



(2) Fund commenced investment operations on May 1, 2007.



(3) Fund commenced investment operations on October 1, 2007.



During the fiscal year ended December 31, 2007, the Trust paid $1,857,015 in brokerage commissions to firms for providing research services involving approximately $2,115,209,620 of transactions. The provision of third party research services was not necessarily a factor in the placement of all of this business with such firms; however, as a general matter, trades may be placed on behalf of the funds with firms that provide research, subject to seeking to achieve best execution and compliance with applicable laws and regulations.



PROXY VOTING POLICIES, PROCEDURES AND RECORDS



The Trust, on behalf of each of the funds, has adopted the proxy voting policies and procedures of MCA and the applicable Subadvisers, the summaries of which may be found in Appendix A hereto. The policies and procedures are used to determine how to vote proxies relating to the funds' portfolio securities. Included in the policies and procedures are procedures that are used on behalf of the funds when a vote presents a conflict of interest between the interests of: (1) the funds' shareholders and (2) MCA, the funds' Subadvisers (if any) and CBSI.



Form N-PX, which contains the proxy voting records for each of the funds for the most recent twelve-month period ended June 30, is available to shareholders at no cost on the SEC's website at www.sec.gov.



SELECTIVE DISCLOSURE OF PORTFOLIO HOLDINGS



The funds' portfolio holdings must be adequately protected to prevent the misuse of that information by a third party to the potential detriment of the shareholders, variable contract owners, and plan participants. Accordingly, the funds have adopted, and the Board has approved, policies and procedures designed to ensure that the disclosure of the funds' portfolio holdings is in the best interest of the funds' shareholders, variable contract owners, and plan participants in the manner described below. Various non-fund advisory clients of MCA may hold portfolio securities substantially similar to those held by the funds. Although MCA has also adopted policies and procedures regarding the selective disclosure of the contents of those other clients' portfolios and representative account portfolios, those policies and procedures may contain different procedures and limitations than the policies and procedures that apply to the disclosure of the funds' portfolio holdings.



The funds' portfolio holdings are made public, as required by law, in the Trust's annual and semi-annual reports. These reports are filed with the SEC and mailed to variable contract owners and plan participants within 60 days after the end of the relevant fiscal period. In addition, as required by law, the funds' portfolio holdings as of fiscal quarter end are reported to the SEC within 60 days after the end of the funds' first and third fiscal quarters and are available to any interested person.



The funds' portfolio holdings information may be disseminated more frequently, or as of different periods, than as described above only when legitimate business purposes of the funds are served and the potential and actual conflicts of interest between the interests of fund shareholders, variable contract owners, and plan participants, and those of the funds' affiliates are reviewed and considered. Selective disclosures could be considered to serve the legitimate business purposes of the funds, if: (1) done to further the interests of the funds, and (2) the disclosure is not expected to result in harm to the funds (such harm could occur by permitting third parties to trade ahead of, or front run, the funds or to effect trades in shares of the funds with information about portfolio holdings that other potential investors do not have). For example, the funds may provide portfolio holdings information to certain vendors that provide services that are important to the operations of the funds, or that assist MCA in providing services to the funds or in conducting its investment management business activities in general. Potential and actual conflicts of interest between the funds and their affiliates must also be reviewed and considered. For example, there may be situations where the disclosure facilitates portfolio management activities or the potential growth of the funds, which could legitimately serve the common interests of both the funds and MCA. However, selective disclosures will not be made for the benefit of MCA or its affiliates unless the disclosure would be in the interests of the funds or, at a minimum, result in no harm to the funds.

Currently, the funds' portfolio holdings information is disseminated in the manner set forth above as required by law, and as set forth below. Neither the Trust, nor MCA or its affiliates, may receive any compensation in connection with an arrangement to make available information about the funds' portfolio holdings.



With the exception of the TARGET DATE and TARGET ALLOCATION FUNDS, each fund's top ten holdings are made public by publication on the Trust's website on a quarterly basis, 15 days after the end of the quarter. The Trust may distribute, on a monthly basis, portfolio holdings to mutual fund evaluation services such as Morningstar or Lipper Analytical Services; consultants to retirement plans such as Mercer; due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds before their public disclosure; and broker-dealers that may be used by the Trust, for the purpose of efficient trading and receipt of relevant research; provided that (a) a minimum of 30 days has passed since the end of the applicable month, and (b) the recipient does not regularly distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the funds before the information becomes public.



The TARGET DATE and TARGET ALLOCATION FUNDS invest primarily in other mutual funds and ETFs. Since the conflicts associated with front running, trading ahead of, or effecting trades in shares of the securities held has been mitigated due to the fund of funds structure, the TARGET DATE and TARGET ALLOCATION FUNDS holdings will be made public 10 days after each month end.



The portfolio holdings information of those investment portfolios of the funds that only invest in fixed-income securities may, at the discretion of MCA or any applicable Subadviser, provide month-end portfolio holdings information to broker-dealers with a three or four day lag. Such information will only be provided to those broker-dealers that enter into a form of a confidentiality agreement that has been approved by the Trust's chief compliance officer.



The funds may also disclose any and all portfolio information to their service providers and others who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract. These service providers include the funds' custodians, auditors, investment advisers, administrator, and each of their respective affiliates and advisers. In connection with providing investment advisory services to its clients. MCA discloses non-public portfolio holdings information to FactSet Research Systems, Inc. - provides analytics for portfolio management processing (daily) and SunGaurd - performs certain compliance related functions for MCA (daily). MCA also provides trade information (not portfolio holdings data) to Bloomberg, L.P. - provides trade order management system (daily) and Abel Noser - provides trade transactions cost and best execution analytics (quarterly). In addition, Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to the following parties: Brown Brothers Harriman & Co. (performs certain operational functions for Wellington Management and receives portfolio holdings information on a daily basis); FactSet Research Systems, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a daily basis); Investment Technology Group, Inc. (provides analytical services for Wellington Management and receives portfolio holdings information on a weekly basis); Broadridge Financial Solutions, Inc. (provides proxy voting services for Wellington Management and receives portfolio holdings information on a daily basis); and State Street Bank and Trust Company (performs certain operational functions on behalf of Wellington Management and receives portfolio holdings information on a daily basis). SCM discloses portfolio holdings of the HIGH INCOME FUND to the following service providers for the sole purpose of assisting SCM in performing its services as subadviser to the HIGH INCOME FUND: FactSet Research Systems, Inc. - analytics (daily); and Bloomberg, L.P. - trade order management system (daily).






Any exceptions to the above disclosure rules must be pre-approved by the Trust's chief compliance officer. The Board shall, on an annual basis, receive a report detailing the recipients of the portfolio holdings information and the reason for such disclosures. There can be no assurance that the funds' policies and procedures on disclosure of portfolio holdings will protect the funds from misuse of such information by individuals or entities that come into possession of the information.



CODES OF ETHICS



The Trust has adopted a code of ethics under Rule 17j-1 of the 1940 Act. The code of ethics covers the conduct (including the personal securities transactions) of each of the Trust's officers and trustees, as well as of any employees of MCA, including those employees who participate in the selection of securities or who have access to information regarding the Trust's pending purchases and sales of securities (collectively referred to as "Covered Persons"). MCA and each of the funds' Subadvisers have also adopted a code of ethics that covers the conduct and personal securities transactions of its officers, managers, and employees, including its

Covered Persons. Likewise, CBSI, the principal underwriter of the Trust, has adopted a code of ethics covering the conduct and personal securities transactions of its officers, directors, and employees, including its Covered Persons.



In general, the codes of ethics restrict purchases or sales of securities being purchased or sold, or being considered for purchase or sale, on behalf of the Trust by any Covered Persons of the Trust. Specifically, the codes restrict Covered Persons in their purchases of securities in an initial public offering and in private offerings of securities. The codes of ethics also establish certain "blackout periods" during which Covered Persons, or certain classes of Covered Persons, may not effect personal securities transactions. Certain specified transactions are exempt from the provisions of the codes of ethics.



SHARES OF THE TRUST


SHARES OF BENEFICIAL INTEREST


The Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest of the Trust without par value. Under the Declaration of Trust, the Board has the authority to create and classify shares of beneficial interest in separate series, without further action by shareholders. As of the date of this SAI, the Board has authorized shares of the 18 funds described in the prospectus. Additional series and/or classes may be added in the future. The Declaration of Trust also authorizes the Board to classify and reclassify the shares of the Trust, or new series of the Trust, into one or more classes. As of the date of this SAI, the Board has authorized one class of shares of the fund, designated as Class Z. Additional classes of shares may be offered in the future.


The shares of each class of each fund represent an equal proportionate interest in the aggregate net assets attributable to that class of that fund. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.


Dividends paid by each fund, if any, with respect to each class of shares (if more than one class of shares is available) will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the fact that: (i) the distribution and service fees relating to a class of shares will be borne exclusively by that class; and (ii) each class of shares will bear any other class expenses properly allocable to such class of shares, subject to the requirements imposed by the Internal Revenue Service (the "IRS") on funds having a multiple-class structure. Similarly, the NAV per share may vary depending on the share class purchased.


In the event of liquidation, shareholders of each class of each fund are entitled to share pro rata in the net assets of the class of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per dollar value of shares, and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable,.

Share certificates will not be issued.





VOTING RIGHTS



Pursuant to current interpretations of the 1940 Act, CMIS will solicit voting instructions from owners of variable annuity or variable life insurance contracts issued by it with respect to any matters that are presented to a vote of shareholders. Insurance companies not affiliated with the CMIS will generally follow similar procedures. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote shall be voted in the aggregate and not by series or class, except for matters concerning only a series or class. Certain matters approved by a vote of the shareholders of the Trust may not be binding on a series or class whose shareholders have not approved such matter. This is the case if the matter affects interests of that series or class which are not identical with the interests of all other series and classes, such as a change in investment policy or approval of the Investment Adviser, and failure by the holders of a majority of the outstanding voting securities of the series or class to approve the matter. The holders of each share of each series or class of stock of the Trust shall be entitled to one vote for each full dollar of NAV and a fractional vote for each fractional dollar of NAV attributed to the shareholder.



The Trust is not required to hold annual meetings of shareholders and does not plan to do so. The Board may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust. The Board has the power to alter the number and the terms of office of the trustees, and may lengthen their own terms or make their terms of unlimited duration and appoint their successors, provided always at least a majority of the trustees have been elected by the shareholders of the Trust. The Declaration of Trust provides that shareholders can remove trustees by a vote of two-thirds of the outstanding shares (by NAV) and the Declaration of Trust sets out procedures to be followed.



LIMITATION OF TRUSTEE AND OFFICER LIABILITY



The Declaration of Trust further provides that the Trust shall indemnify each of its trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.






LIMITATION OF INTERSERIES LIABILITY



All persons dealing with a fund must look solely to the property of that particular fund for the enforcement of any claims against that fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a fund or the Trust. No fund is liable for the obligations of any other fund. Since the funds use a combined prospectus, however, it is possible that one fund might become liable for a misstatement or omission in the prospectus regarding another fund with which its disclosure is combined.



CONFLICTS OF INTEREST



Because shares of the Trust are sold to the CMIS separate accounts, qualified retirement plans sponsored by affiliates of CMIS, unaffiliated insurance company separate accounts and qualified retirement plans, it is possible that material conflicts could arise among and between the interests of: (1) variable annuity contract owners (or participants under group variable annuity contracts) and variable life insurance contract owners, or (2) owners of variable annuity and variable life insurance contracts of affiliated and unaffiliated insurance companies and (3) participants in affiliated and unaffiliated qualified retirement plans. Such material conflicts could include, for example, differences in federal tax treatment of variable annuity contracts versus variable life insurance contracts. The Trust does not currently foresee any disadvantage to one category of investors vis-a-vis another arising from the fact that the Trust's shares support different types of variable insurance contracts. However, the Board will continuously monitor events to identify any potential material conflicts that may arise between the interests of different categories or classes of investors and to determine what action, if any, should be taken to resolve such conflicts. Such action may include redeeming shares of the Trust held by one or more of the separate accounts or qualified retirement plans involved in any material irreconcilable conflict.






NET ASSET VALUE OF SHARES



The NAV per share is calculated as of 3:00 p.m., Central Time, on each day on which the New York Stock Exchange is open for trading. NAV per share is determined by dividing each fund's total net assets by the number of shares of such fund outstanding at the time of calculation. Total net assets are determined by adding the total current value of portfolio securities (including shares of other investment companies), cash, receivables, and other assets and subtracting liabilities. Since the assets of each TARGET DATE and TARGET ALLOCATION FUND consist primarily of shares of underlying funds, the NAV of each TARGET DATE and TARGET ALLOCATION FUND is determined based on the NAVs of the underlying funds. Shares will be sold and redeemed at the NAV per share next determined after receipt in good order of the purchase order or request for redemption.


MONEY MARKET FUND


The Board has determined that the best method currently available for determining the NAV for the MONEY MARKET FUND is the amortized cost method. The Board will utilize this method pursuant to Rule 2a-7 of the 1940 Act. Rule 2a-7 obligates the Board, as part of its responsibility within the overall duty of care owed to the shareholders, to establish procedures reasonably designed, taking into account current market conditions and the fund's investment objectives, to stabilize the NAV per share as computed for the purpose of maintaining an NAV of $1.00 per share. The procedures include periodically monitoring, as deemed appropriate and at such intervals as are reasonable in light of current market conditions, the relationship between the amortized cost value per share and the NAV per share based upon available market quotations. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of one percent (0.5%) between the two. The Board will take such steps as it considers appropriate (e.g., redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results which might arise from differences between the two. Rule 2a-7 requires that the MONEY MARKET FUND limit its investments to instruments which the Investment Adviser determines will present minimal credit risks and which are of high quality as determined by a major rating agency, or, in the case of any instrument that is not so rated, of comparable quality as determined by the Investment Adviser. It also calls for the MONEY MARKET FUND to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable NAV of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the MONEY MARKET FUND will invest its available cash in such manner as to reduce such maturity to 90 days or less as soon as reasonably practicable.

It is the normal practice of the MONEY MARKET FUND to hold portfolio securities to maturity. Therefore, unless a sale or other disposition of a security is mandated by redemption requirements or other extraordinary circumstances, the MONEY MARKET FUND will realize the par value of the security. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the NAV is affected by any unrealized appreciation or depreciation. In periods of declining interest rates, the indicated daily yield on shares of the MONEY MARKET FUND (computed by dividing the annualized daily income by the NAV) will tend to be higher than if the valuation were based upon market prices and estimates. In periods of rising interest rates, the indicated daily yield of shares the MONEY MARKET FUND will tend to be lower than if the valuation were based upon market prices and estimates.

PORTFOLIO VALUATION

Securities and other investments are valued as follows. Equity securities, and other similar investments, listed on any U.S. or foreign stock exchange or listed and traded on the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at the last sale price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price ("NOCP")). If no sale occurs,
(a) equities traded on a U.S. exchange or on NASDAQ are valued at the mean between the closing bid and closing asked prices (where only bid price and asked price is quoted, or the spread between bid and asked prices is substantial, quotations for a several-day period are used to establish value) and (b) equity securities traded on a foreign exchange are valued at the official bid price. Debt securities purchased with a remaining maturity of 61 days or more are valued by a pricing service selected by the Trust or on the basis of dealer-supplied quotations. Short-term instruments having maturities of 60 days or less and all securities in the Money Market Fund are valued on an amortized cost basis.


Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the mean between the last bid and asked prices. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Exchange-traded options are valued at the last sale or bid price on the exchange where such option contract is principally traded. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. The Trust's Valuation Committee (the "Valuation Committee") shall estimate the fair value of futures positions affected by the daily limit by using its valuation procedures for determining fair value, when necessary. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors are valued at the average of the closing bids obtained daily from at least one dealer.



The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the noon (Eastern Time) WM Companies spot rate. All other securities for which either quotations are not readily available, no other sales have occurred, or do not, in MCA's opinion, reflect the current market value are appraised at their fair values as determined in good faith by and under the general supervision of the Board.


A fund's investments will be valued at fair value if, in the judgment of the Valuation Committee, an event impacting the value of an investment occurred between the closing time of a security's primary market or exchange (for example, a foreign exchange or market) and the time the fund's share price is calculated. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets, such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Valuation Committee would determine the fair value of affected securities considering a number of factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold. The Valuation Committee may rely on an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Trust.

The Valuation Committee is comprised of Dan Owens (Chairman of the Committee and Assistant Treasurer of the funds), Kurt Lin (MCA's Head Trader - Derivatives) and David Voge (MCA's Senior Research Analyst - Fixed Income).






DISTRIBUTIONS AND TAXES



It is the intention of the Trust to distribute substantially all of the net income, if any, of each fund thereby avoiding the imposition of any fund-level income or excise tax, as described below. Distributions shall be made in the following manner:



(i) Distributions of net investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions) with respect to the MONEY MARKET FUND will be declared daily and reinvested daily in additional full and fractional shares of such fund, unless otherwise directed;



(ii) Distributions of net investment company taxable income, if any, with respect to the BOND, DIVERSIFIED INCOME, HIGH INCOME, LARGE CAP VALUE, LARGE CAP GROWTH, MID CAP VALUE, MID CAP GROWTH, SMALL CAP VALUE, SMALL CAP GROWTH, GLOBAL SECURITIES, INTERNATIONAL STOCK, CONSERVATIVE ALLOCATION, MODERATE ALLOCATION, AGGRESSIVE ALLOCATION, TARGET RETIREMENT 2020, TARGET RETIREMENT 2030 and TARGET RETIREMENT 2040 FUNDS will be declared and reinvested annually in additional full and fractional shares of the respective fund, unless otherwise directed; and


(iii) All net realized short-term and long-term capital gains of each fund, if any, will be declared and distributed at least annually, but in any event, no more frequently than allowed under SEC rules, to the shareholders of each fund to which such gains are attributable.

FEDERAL TAX STATUS OF THE FUNDS




Qualification as Regulated Investment Company


Each fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by each fund. Each fund intends to meet the requirements of Subchapter M of the Code applicable to regulated investment companies. In the event a fund fails to qualify as a "regulated investment company" under Subchapter M, it will be treated as a regular corporation for federal income tax purposes. Accordingly, such fund would be subject to federal income taxes on the full amount of its taxable income and gains, and any distributions that such fund makes would not qualify for the dividends paid deduction. This would increase the cost of investing in such fund for shareholders and would make it more economical for shareholders to invest directly in securities held by such fund instead of investing indirectly in securities through such fund. Given these risks, compliance with the above requirements is carefully monitored by the Investment Adviser and each fund intends to comply with these requirements as they exist or as they may be modified from time to time.






A fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies, and (b) net income derived from an interest in a "qualified publicly traded partnership;" and (2) at the close of each quarter of the fund's taxable year, (a) at least 50% of the value of the fund's total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities (provided that no more than 5% of the value of the fund may consist of such other securities of any one issuer, and the fund may not hold more than 10% of the outstanding voting securities of any issuer), and (b) the fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the fund and that are engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more "qualified publicly traded partnerships." A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each fund must make (and the Trust intends that each will make) the foregoing distributions.



Each fund generally will endeavor to distribute (or be deemed to distribute) to its respective shareholders all of such fund's net investment company taxable income and net capital gain, if any, for each taxable year so that such fund will not incur federal income or excise taxes on its earnings. However, no assurances can be given that these anticipated distributions will be sufficient to eliminate all taxes.


Distributions to Avoid Federal Excise Tax


A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the 12 months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed in prior years. To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. However, the excise tax does not apply to a regulated investment company, such as the funds, whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, or parties that contributed in aggregate $250,000 or less in seed money to the fund. The funds are therefore not subject to the excise tax.


Section 817(h) Diversification Requirements

Each fund also intends to comply with Section 817(h) of the Code and the regulations issued thereunder, which impose certain investment diversification requirements on life insurance companies' separate accounts that are used to support variable life insurance contracts and variable annuity contracts. A separate account may meet these requirements by investing solely in the shares of a regulated investment company registered under the 1940 Act as an open-end management investment company (such as the funds) provided that such regulated investment company satisfies the diversification requirements (as well as certain other requirements) of Section 817(h) of the Code and the regulations issued there under. These requirements are in addition to the diversification requirements of Subchapter M and of the 1940 Act, and may affect the securities in which a fund may invest. In order to comply with future requirements of
Section 817(h) (or related provisions of the Code), a fund may be required, for example, to alter its investment objectives.

The Section 817(h) requirements place certain limitations on the assets of each separate account (or underlying regulated investment company) that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by a "safe harbor" described below, as of the end of each calendar quarter, or within 30 days thereafter:

      - no more than 55% of a fund's total assets may be represented by any one investment

      -     no more than 70% by any two investments

      -     no more than 80% by any three investments

      -     no more than 90% by any four investments

Section 817(h) also provides, as a safe harbor, that a separate account (or underlying regulated investment company) will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of Section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while the securities of a particular foreign government and its agencies, instrumentalities, and political subdivisions are considered securities issued by the same issuer.

Compliance with Applicable Requirements

If, for any taxable year, a fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income becomes subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders). In addition, if, for any taxable year, a fund fails to qualify as a regulated investment company, or otherwise fails to comply with the diversification (or other) requirements of Section 817(h) of the Code and the regulations thereunder, owners of variable life insurance contracts and variable annuity contracts who have indirectly invested in the fund would be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above requirements is carefully monitored by the Investment Adviser and each fund intends to comply with these requirements as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in lower total return for a fund than would otherwise be the case, since, to comply with the above requirements, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Investment Adviser might otherwise select.

Capital Loss Carryforwards


As of December 31, 2007, the following funds had capital loss "carryforwards" as indicated below. To the extent provided in the Code and regulations thereunder, a fund may carry forward such capital losses to offset realized capital gains in future years.



              CARRYOVER EXPIRING IN:
FUND            2008        2009     2010        2011       2012         2013         2014       2015
-----------   ----------    ----   ----------   --------   ----------   ----------   --------   --------
Bond          $7,577,224      --   $1,857,702   $104,606   $1,560,242   $1,445,891   $816,322   $228,563
High Income           --      --           --         --           --           --         --   $640,978


Investments in Foreign Securities


If a fund purchases foreign securities, interest and dividends received by the fund may be subject to income withholding or other taxes imposed by foreign countries and U.S. possessions that could reduce the return on these securities. Tax treaties and conventions between the United States and certain foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a fund would be subject. Also, many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. The effective rate of foreign tax cannot be predicted since the amount of fund assets to be invested within various countries is uncertain. However, the Trust intends to operate so as to qualify for treaty-reduced tax rates when applicable.



A fund may invest in the stock of certain foreign companies that constitute passive foreign investment companies ("PFICs"). There are several elections available under federal law to determine how the fund's shareholders will be taxed on PFIC investments. Depending upon the election the fund selects, the fund's shareholders may be subject to federal income taxes (either capital or ordinary) with respect to a taxable year attributable to a PFIC investment, even though the fund receives no distribution from the PFIC and does not dispose of the PFIC investment during such year, and/or the fund's shareholders may be subject to federal income taxes upon the disposition of the PFIC investments. Any fund that acquires stock in foreign corporations may limit and/or manage its holdings in PFICs to minimize its tax liability.



If more than 50% of the value of a fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the IRS that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. Pursuant to the election, a fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by him, his proportionate share of those taxes, (2) treat his share of those taxes and of any dividend paid by the fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (3) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax. Each fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns. The INTERNATIONAL STOCK FUND anticipates that it may qualify for and make this election in most, but not necessarily all, of its taxable years.


Investments with Original Issue Discount

Each fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each fund must meet the 90% distribution requirement to qualify as a regulated investment company, a fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.


Federal Tax Treatment of Options, Futures and Foreign Currency Transactions



Certain option transactions have special tax results for the funds. Expiration of a call option written by a fund will result in short-term capital gain. If the call option is exercised, the fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If a fund writes options other than "qualified covered call options," as defined in Section 1092 of the Code, or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.



A fund's investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All
Section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by a fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by a fund.



The preceding rules regarding options, futures and foreign currency transactions may cause a fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification of a fund as a regulated investment company, the Trust seeks to monitor transactions of each fund, seeks to make the appropriate tax elections on behalf of each fund and seeks to make the appropriate entries in each fund's books and records when the fund acquires any option, futures contract or hedged investment.


The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions.

CONTRACT OWNER TAXATION

Under current law, owners of variable life insurance contracts and variable annuity contracts and employee benefit plan participants who are indirectly invested in a fund generally are not subject to federal income tax on fund earnings or distributions or on gains realized upon the sale or redemption of fund shares until they are withdrawn from the contract or plan. For information concerning the federal income tax consequences to the owners of variable life insurance contracts and variable annuity contracts, see the prospectuses for such contracts. For information concerning the federal income tax consequences to plan participants, see the summary plan description or contact your plan administrator.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



The Board has appointed Deloitte & Touche LLP, independent registered public accounting firm, located at 111 S. Wacker Drive, Chicago, Illinois 60606, to perform the 2008 annual audits of the funds.



FINANCIAL STATEMENTS



The funds' audited financial statements, including the schedules of investments, statements of assets and liabilities, statements of operations, statements of changes in net assets, and financial highlights, included in the funds' 2007 annual report to shareholders, are incorporated herein by reference. Copies of the annual report may be obtained free of charge by writing CUNA Mutual Insurance Society, 2000 Heritage Way, Waverly, Iowa 50677; or by calling 1-800-798-5500.

          APPENDIX A - SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES


Each of the funds has adopted the proxy voting policies and procedures of its investment adviser, MEMBERS Capital Advisors, Inc. ("MCA"), and/or its respective subadviser: Shenkman Capital Management, Inc. ("SCM") in the case of the High Income Fund; Wellington Management Company, LLP ("Wellington Management") in the case of the Mid Cap Growth Fund, Small Cap Value Fund, and a portion of the Mid Cap Value Fund; Paradigm Asset Management Company, LLC ("Paradigm") in the case of the Small Cap Growth Fund; Mondrian Investment Partners Limited ("MIP") in the case of the Global Securities Fund; and Lazard Asset Management LLC ("Lazard") in the case of the International Stock Fund.


The proxy voting policies and procedures for MCA, SCM, Wellington Management, Paradigm, MIP and Lazard are found below, and collectively constitute the proxy voting policies and procedures of the Ultra Series Fund effective as August 23, 2007.


                         MEMBERS CAPITAL ADVISORS, INC.
                      PROXY VOTING POLICIES AND PROCEDURES

MEMBERS Capital Advisors, Inc. ("MCA") has approved the following proxy voting policies and procedures with respect to securities owned by MEMBERS Mutual Funds ("MMF") and the Ultra Series Fund (("USF"), and collectively with MMF, the "Trusts"), and held on behalf of accounts established on behalf of certain pension plan participants and beneficiaries, and other clients having assets under management with MCA (collectively, the "MCA Clients") for which such clients MCA serves as the investment adviser and for which MCA has the power to vote proxies.

These policies and procedures include:

      - A centralized review, recommendation and voting procedure;

      - A recordkeeping system to monitor proxies and votes; and

      - A record retention and disclosure system.

POLICY STATEMENT

It is the policy of MCA and of each Trust that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. As a matter of policy, MCA will not be influenced by outside sources whose interests conflict with the interest of the Trusts or other MCA Clients, and any conflict of interest will be resolved in the interest of MCA Clients or Trust shareholders.

With respect to the proxy voting function relative to the Trusts, each Trust's Board of Trustees has delegated this function to MCA, through the personnel and entities, as applicable, designated herein. In general, with respect to proxies to be voted on behalf of shareholders of any of the Trusts' sub-advised series, or portions of such series, MCA currently intends to delegate its voting responsibilities hereunder, such that that the respective sub-advisers of such series, or portions of such series, will vote such proxies in accordance with their own proxy voting policies and procedures. Notwithstanding the foregoing, MCA reserves the right at any time to reassume the responsibility of voting proxies relative to one or more of the sub-advised portfolios of the Trusts. MCA currently intends to monitor, by requesting periodic certifications from each of the subadvisers, the voting of each of the sub-advisers to confirm consistency with each such sub-adviser's proxy voting policies and procedures and to seek assurance that conflicts of interest have been adequately monitored and resolved. The proxy voting policies and procedures of each of the sub-advisers will be presented annually to each Trust's Board of Trustees for its review and MCA will use reasonable efforts to ensure that each Trust's Board of Trustees is timely notified of such material changes thereto as the relevant sub-advisers have specifically brought to the attention of MCA, if, in MCA's judgment, such notification is necessary for the Board's fulfillment of its responsibilities hereunder.

In addition, it is MCA's general intention to vote proxies on behalf of its other MCA Clients also through the personnel and in the manner designated herein. However, MCA reserves the right to delegate the voting of such proxies to named subadvisers if its investment management services are delegated thereto with respect to accounts maintained by such clients.

MCA has retained the services of Institutional Shareholder Services, Inc. (ISS), which will include the provision for reference and use by MCA of its Proxy Voting Guideline Summary ("ISS Guidelines"), which contains in condensed form the policy guidelines set forth in ISS' Proxy Voting Manual, as well as the actual voting of any proxies.

The proxy voting guidelines referenced herein, including the ISS Guidelines, are intended only as guidelines. They are not exhaustive and do not include all potential voting issues. Because proxy issuances and the circumstances surrounding individual companies' proxies vary, there may be instances in which MCA may not vote in strict adherence to the guidelines specified herein. For example, MCA may become aware of proxy items that are company-specific and of a non-routine nature, and, although covered by the guidelines referenced herein, may be more appropriately handled on a case-by-case basis in a manner different from such guidelines.

REVIEW, RECOMMENDATION AND VOTING PROCEDURES

Nearly all proxies and related material received by MCA are transmitted electronically by ISS to MCA. ISS notifies MCA of the number of the shares beneficially owned and eligible to be voted by the Trusts, or other MCA Clients, as the case may be, which information it in turn obtains from the custodian of the issuer of such shares. Material to be transmitted to MCA by ISS will include such information, as well as proxy statements, and the issuer's explanation of the items to be voted upon.

The receipt of these materials by MCA will be logged into a database (the "Database") maintained by the Proxy Coordinator. After input into the Database, the Proxy Coordinator will then forward the materials to the appropriate Research Analyst of the Equity Investment Department, whose members are responsible for reviewing proxies.

Members of the Portfolio Management Team of MCA's Equity Investment Department, as part of the ongoing review and analysis of all portfolio holdings of the Trusts and of accounts established for MCA Clients, are responsible for monitoring significant corporate developments, including proxy proposals.

MCA's Proxy Committee will strive for consistency in the application of MCA's voting guidelines. The Proxy Committee will consist of three members of the Equity Investment Department, the Proxy Coordinator and the Proxy Reviewer.

To promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to insulate MCA from influences exerted by firms' respective managements or by proxy solicitors, in general the Research Analysts will give strong consideration to the proxy voting guidelines of ISS in determining how to vote with respect to a given proxy. It is anticipated that, upon review of most proxies, the Research Analyst will, after referring to the ISS Guidelines, make a recommendation to the Proxy Coordinator as to how to instruct ISS to vote that is consistent with the recommendation contained in the ISS Guidelines.

MCA has currently appointed its Chief Compliance Officer as its Proxy Reviewer. In some instances, one or more members of the Portfolio Management Team may refer a proxy vote to the Proxy Reviewer for consideration, if, in the judgment of such member(s), the interests of Trust shareholders or other MCA Clients may warrant a vote contrary to the ISS Guidelines. In such cases, the Research Analyst will submit a written recommendation to the Proxy Reviewer and to any other persons who may be designated by MCA to assist in processing proxy referral items. The Proxy Reviewer, in making a determination as to a voting recommendation, will give serious consideration to the recommendation contained in the ISS Guidelines, but may also consider any other information relevant to the decision. In making a recommendation, the Proxy Reviewer may consult with or seek recommendations from one or more members of the Proxy Committee, the Portfolio Management Team, one or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust) or the full Board, as appropriate, or both. The Proxy Reviewer will ultimately determine the manner in which these proxies are to be voted. Upon making a determination as to how a particular proxy should be voted, the Proxy Reviewer shall communicate in writing such recommendation, including his or her rationale on items deemed significant in his or her judgment, to the Proxy Coordinator, the Proxy Committee, and the Research Analyst. Upon receipt of a final recommendation from the Proxy Reviewer, the Proxy Coordinator will forward voting instructions consistent with the Proxy Reviewer's recommendation to ISS. Upon receipt of voting instructions from MCA, ISS then will vote the proxies electronically in accordance with MCA's instructions.

VOTING GUIDELINES

GENERAL

As noted above, MCA's policy is that proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in the portfolio company from the viewpoint of the client, without regard to any interest by MCA or its affiliates' related to sales, distribution or other interests. MCA will not be influenced by outside sources whose interests conflict with the interest of clients, shareholders or plan participants and beneficiaries and any conflict of interest will be resolved in the interest of the investments on behalf of clients, Trust shareholders or other MCA Clients.

In MCA's view, proposals which are good for the issuer should be good for the shareholder as well, but an issuer's management's views must be assessed in this regard. When management acts on its own behalf, by limiting shareholder rights, instead of acting in the shareholders' best interests, it is MCA's responsibility to act in the shareholders' best interests, as it determines those interests. MCA's view of an issuer's management's primary responsibility is the maximization of the present value of the firm. Accordingly, as proposals in the area of corporate governance, capitalization changes, compensation programs and anti-takeover measures have increased in recent years, the circumstances under which it may be appropriate, in MCA's view, to vote against a particular issuer's management's recommendations have also increased.

As a general matter, MCA maintains a consistent voting position with respect to similar proxy proposals made by various firms. However, MCA recognizes that there are gradations in certain types of proposals (e.g., "poison pill" proposals or the potential dilution caused by the issuance of new stock) that may result in different voting positions being taken with respect to different proxy statements. Some items that are otherwise acceptable may be voted against if management is seeking extremely broad flexibility without offering a valid explanation. In addition, MCA generally recommends votes that are consistent on the same matter when securities of an issuer are held by multiple client accounts.

MCA intends to give significant weight and consideration to the recommendations on particular proxy matters covered in the ISS Guidelines, when determining its voting recommendation on similar matters. MCA anticipates that generally, upon receiving notice of a shareholder meeting and a proxy solicitation, the Proxy Coordinator shall recommend that the proxy be voted in accordance with the policy recommendation set forth in the ISS Guidelines with respect to a particular proxy measure.

In all cases, however, MCA reserves the right to substitute its own recommendation for the recommendation of ISS. Furthermore, if ISS notifies MCA that there is a conflict of interest, ISS will abstain from the vote and the Research Analyst will submit the vote according to ISS's guidelines.

THIRD PARTY VOTING GUIDELINES


On an annual basis, the Proxy Committee will review the ISS Guidelines as well as summaries of Proxy Voting Procedures from sub-advisers. The Committee will determine whether the ISS Guidelines conflict mitigation procedures are appropriate for MCA's clients. MCA will also separately maintain copies, electronically or otherwise, of the proxy voting policies and procedures of any sub-adviser to whom it has delegated such duties in accordance herewith. Due to the physical separation of ISS Corporate Programs Division and ISS's proxy analysis operations, it is MCA's belief that the potential for conflicts of interest is significantly reduced.


MONITORING SYSTEM


It is the responsibility of the MCA Compliance Department to monitor the proxy voting process to ensure that it is followed in accordance with the procedures contained herein. As noted above, when proxy materials for the Trusts or other MCA Clients are received, they are forwarded to the Proxy Coordinator who inputs an acknowledgment of receipt into the Database. Additionally, a record of the list of the Trusts and MCA Clients who hold shares of a company's stock, the number of shares held on the record date, the listing of any upcoming shareholder's meeting of that company, the proxy statement, and any other proxy related materials transmitted by ISS and received by MCA will also be maintained in the Database, or on ISS' database, as appropriate. The Proxy Coordinator will reconcile the number of shares the client held on record date with the number of shares ISS is reporting that MCA has available to vote. The Coordinator shall investigate discrepancies in the number of shares available to vote with the clients' custodian. The Proxy Coordinator will make a note to the file with the reason for the discrepancy of shares unavailable to vote.


CONFLICTS

MCA recognizes that occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest with MCA, its personnel or its affiliates. A conflict of interest may exist, for example, if MCA management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party (including ISS) that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.

MCA's Proxy Coordinator will request from the Chief Legal Officer at ISS a list of issuer relationships on a periodic basis, including the name of issuer, service provided and amount of compensation. This document will be reviewed by the Proxy Committee and maintained by the Proxy Coordinator. Upon ISS's issuance of proxy analysis and recommendations to MCA, ISS will confirm whether or not a conflict of interest exists. In the event of a conflict at ISS, the Research Analyst will vote the proxy according to ISS's standard guidelines which indicates that MCA's Portfolio Management Team has reviewed the analysis and has voted the proposals in the best interest of MCA's clients.

Furthermore, any MCA Portfolio Management Team member with knowledge of a personal conflict of interest (e.g., familiar relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Committee and shall otherwise remove himself or herself from the proxy voting process. In such circumstance, the Proxy Reviewer will review the referred item as being subject to the conflict to determine if, in her judgment, a conflict of interest in fact exists, and will provide the Proxy Coordinator with a conflicts report ("Conflicts Report") for each such referral item. The Conflicts Report shall (1) describe any conflict of interest; (2) discuss the procedures used to address such conflict of interest; and (3) disclose any contacts from parties outside MCA management (other than routine communications with proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

In the event that the Proxy Reviewer has determined, with respect to a particular proxy item, that a conflict of interest exists or potentially exists, then, in most circumstances, the Proxy Reviewer will submit a recommendation to the Proxy Coordinator to vote the proxy in accordance with the ISS Guideline applicable to the particular category of proxy item. In the event, however, that the Proxy Reviewer has determined that, notwithstanding the existence of an actual or potential conflict, a proxy vote in accordance with the particular ISS Guideline applicable to such category of proxy item would be inconsistent with the interest of a Trust's shareholders or other MCA Client, then, the Proxy Reviewer may elect to recommend that the Proxy Coordinator submit to ISS instructions to abstain from the proxy vote, or, may present the possible conflict to the Proxy Committee, one or members of the Board of Trustees of a Trust (where the proxy to be voted is held by such Trust) or the full Board, as appropriate, or both for resolution and a determination of a voting recommendation.

In reviewing the adequacy of proxy voting policies and procedures provided by the sub-advisers to the Trusts, the Proxy Committee will evaluate the extent to which pre-determined procedures for the resolution of conflicts of interest have been established and the extent to which each sub-adviser has limited discretion in making a proxy voting decision in the event of a conflict of interest, or other mechanism to ensure that any decision with respect to a proposal representing a conflict between the interest of a sub-adviser and the Trust would be effectively insulated from the conflict.

MCA recognizes that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more sub-advisers (e.g., when more than one series, or two managed portions of the same series, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant proxy voting policies will result in proxies being voted inconsistently. It is MCA's position that such circumstances will not be deemed to suggest improper action on the part of any sub-adviser, and that neither MCA nor the Trusts will be required to take any action with respect to such instances, in the absence of other compelling factors that would necessitate such action.

AVAILABILITY OF POLICIES AND PROCEDURES TO PUBLIC

MCA will make the proxy voting policies and procedures contained herein available by disclosing the same, or causing the same to be disclosed: (1) with respect to the Trusts, in each Trust's Statement of Additional Information contained within its currently effective Registration Statement on Form N-1A filed with the U.S. Securities and Exchange Commission (SEC), (2) with respect to the Trusts, on the SEC's website at www.sec.gov, (3) with respect to MCA Clients other than the Trusts, by providing a summary of the policies and procedures contained herein in Part II of its Form ADV, together with instructions to such clients concerning how they may obtain a copy of these policies and procedures free of charge, and (4) by providing, upon request received through the applicable Trust's then-existing toll free number (currently 1-800-877-6089 for MMF and 1-800-798-5500 for USF) or, with respect to other MCA Clients, through MCA's then-existing toll free number (currently 1-800-356-2644 ext.
6111), a written copy of these policies and procedures.

DISCLOSURE OF TRUSTS' PROXY VOTING RECORDS

Pursuant to Rule 30b1-4 under the Investment Company Act of 1940, each of the Trusts will make a filing with the SEC on Form N-PX, containing the Trust's complete proxy voting record for the twelve-month period ended June 30, by no later than August 31 of each year. Each Trust's filing on Form N-PX will be signed by the respective Trust and on behalf of the respective Trust by its principal executive officer(s).

Each Trust's annual Form N-PX filing shall disclose, for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Trust was entitled to vote: (1) the name of the issuer of the portfolio security; (2) the exchange ticker symbol of the portfolio security; (3) the CUSIP number for the security;
(4) the shareholder meeting date; (5) a brief identification of the matter voted on; (6) whether the matter was proposed by the issuer or by a security holder;
(7) whether the Trust cast its vote on the matter; (8) how the Trust voted; and
(9) whether the Trust cast its vote for or against management.

In addition, each of the Trusts shall make its proxy voting record available (1) to the public, by disclosing its proxy voting record, as reflected in its most recent Form N-PX filing with the SEC, on the SEC's website at www.sec.gov, and
(2) to its investors of MMF through its website at www.membersfunds.com and for USF beneficial owners by calling CUNA Mutual Life Insurance Company at 1-800-798-5500. With respect to other MCA Clients, MCA shall make its proxy voting record available by disclosing, in Part II of its Form ADV filing, that such clients may request information on how their securities were voted by calling MCA's then-existing toll free number (currently 1-800-356-2644 ext.
6111) and requesting such information.

RECORD RETENTION AND REPORTS

Electronic copies of all proxy solicitation materials received by MCA, all supporting documentation underlying MCA's proxy voting recommendations, and all communications regarding such proxies to and from ISS, including the dates when proxy notifications were received and voting recommendations returned to ISS, and the votes on each issuer's proxies, are maintained by the Proxy Coordinator. All such records are retained for six years; the first two years must be in a readily accessible place in the offices of MCA.

Generally, MCA will not divulge actual voting practices to any party other than to a Trust or another MCA Client or its recognized representatives (or an appropriate governmental agency) because such information is considered confidential and proprietary to the client.

On an annual basis, the Proxy Coordinator will provide a report to the MCA Chief Compliance Officer concerning those votes cast during the reporting period against ISS's recommendation on the proxy statements of companies whose shares were held by the Trusts and other MCA Clients, and any conflicts that arose with respect to proxies voted during the period and how such conflicts were handled.


Dated August 23, 2007





                        SHENKMAN CAPITAL MANAGEMENT, INC.
                       PROXY VOTING POLICY AND PROCEDURES

Set forth below are the policies and procedures of Shenkman Capital Management, Inc. ("SCM") with respect to proxy voting. This statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a fully discretionary client account, such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

I. POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When SCM has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with this statement.

II.  PROXY VOTING PROCEDURES


(a) SCM instructs each custodian for a discretionary client account to deliver to SCM all proxy solicitation materials received with respect to the account. SCM reviews the securities held in its discretionary client accounts on a regular basis to confirm that it receives copies of all proxy solicitation materials concerning such securities. SCM votes all proxies on behalf of discretionary client accounts after carefully considering all proxy solicitation materials and other information and facts it deems relevant. A Portfolio Manager makes all voting decisions on behalf of a discretionary client account based solely on his/her determination of the best interests of that account. SCM uses reasonable efforts to respond to each proxy solicitation by the deadline for such response.



(b) All proxies received by SCM are sent to the Portfolio Administration Department for processing as follows:


      (1) Maintain a record of each proxy received;

      (2) Determine which accounts managed by SCM hold the security to which the proxy relates;

      (3) Forward the proxy to a Portfolio Manager together with a list of accounts that hold the security, the number of votes each account controls (reconciling any duplications), and the date by which SCM must vote the proxy in order to allow enough time for the completed proxy to be returned to the issuer via the custodian prior to the vote taking place.

      (4) Absent material conflicts (see Section IV), a Portfolio Manager determines how SCM should vote the proxy. The Portfolio Manager will send its decision on how SCM will vote a proxy to the Portfolio Administration Department, which will be responsible for making sure the proxy has been completed and returning it to issuer and/or the custodian in a timely and appropriate manner. SCM's General Counsel monitors the firm's processing of proxy statements to assure that all proxy statements are handled and processed in accordance with this statement. The General Counsel will designate one or more team members of the firm to be responsible for insuring that all proxy statements are received and that SCM responds to them in a timely manner.


III. VOTING GUIDELINES


SCM reviews all proxy solicitation materials it receives concerning securities held in a discretionary client account. SCM evaluates all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when SCM considers it appropriate and when it is reasonably available.


In the absence of specific voting guidelines from the client, SCM will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. SCM believes that voting proxies in accordance with the following guidelines is in the best interests of its clients. Generally, SCM will vote FOR a proposal when it believes that the proposal serves the best interests of the discretionary client account whose proxy is solicited because, on balance, the following factors predominate:

      (i)   the proposal has a positive economic effect on shareholder value;

      (ii)  the proposal poses no threat to existing rights of shareholders;

      (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

      (iv) the proposal does not limit or impair accountability to shareholders on the part of management and the board of directors.

Generally, SCM will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

      (i)   the proposal has an adverse economic effect on shareholder value;

      (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

      (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal; (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

      (v) the proposal is a shareholder initiative that SCM believes wastes time and resources of the company or reflects the grievance of one individual.

SCM will ABSTAIN from voting proxies when it believes that it is appropriate. Usually, this occurs when SCM believes that a proposal will not have a material effect on the investment strategy it pursues for its discretionary client accounts.

IV. CONFLICTS OF INTEREST

Due to the size and nature of SCM's operations and its limited affiliations in the securities industry, SCM does not expect that material conflicts of interest will arise between it and a discretionary client account over proxy voting. SCM recognizes, however, that such conflicts may arise from time to time, such as, for example, when SCM or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, SCM will determine whether voting in accordance with the voting guidelines and factors described above is in the best interests of the client.

Under no circumstances will SCM place its own interests ahead of the interests of its discretionary client accounts in voting proxies.

If SCM determines that the proxy voting policies do not adequately address a material conflict or interest related to a proxy, SCM will provide the affected client with copies of all proxy solicitation materials received by SCM with respect to that proxy, notify that client of the actual or potential conflict of interest, and of SCM's intended response to the proxy request (which response will be in accordance with the policies set forth in this statement), and request that the client consent to SCM's intended response. If the client consents to SCM's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, SCM will vote the proxy as described in the notice. If the client objects to SCM's intended response; SCM will vote the proxy as directed by the client.

V. DISCLOSURE


(a) SCM discloses in its Form ADV, Part II that clients may contact SCM (via e-mail or telephone) in order to obtain information on how SCM voted such client's proxies, and to request a copy of this statement. If a client requests this information, SCM will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (i) the name of the issuer; (ii) the proposal voted upon, and (iii) how SCM voted the client's proxy.



 (b) A concise summary of this statement is included in SCM's Form ADV, Part II, and will be updated whenever these policies and procedures are updated. SCM arranges for a copy of this summary to be sent to all existing clients as part of its annual distribution of its Form ADV, Part II.


V. RECORDKEEPING


SCM maintains files relating to its proxy voting procedures in an easily accessible place. Records are maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of SCM. Records of the following are included in the files:

      (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

      (b) A copy of each proxy statement that it receives; provided, however, that SCM may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

      (c)   A record of each vote that SCM casts.

      (d) A copy of any document SCM created that was material to making a decision how to vote proxies, or that memorializes that decision.

      (e) A copy of each written client request for information on how SCM voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how SCM voted its proxies.



                       WELLINGTON MANAGEMENT COMPANY, LLP
                      GLOBAL PROXY POLICIES AND PROCEDURES
INTRODUCTION


The Funds for which Wellington Management Company LLP ("Wellington Management") serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Corporate Governance committee is responsible for the review and oversight of the firm's Global Proxy Policies and Procedures. The Corporate Governance Group within Wellington Management's Corporate Operations Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. Each Fund's portfolio manager has the authority to determine the final vote for securities held in the Fund, unless the portfolio manager is determined to have a material conflict of interest related to that proxy vote.






Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. Its Corporate Governance Committee sets standards for identifying materials conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of its Corporate Governance Committee or by the entire committee in some cases to resolve the conflict and direct the vote.






Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of a Fund due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.






Dated: April 1, 2007


                     PARADIGM ASSET MANAGEMENT COMPANY, LLC
                      PROXY VOTING POLICIES AND PROCEDURES

Paradigm Asset Management Company, LLC. ("Adviser") provides investment advisory services to a private investment fund and managed accounts, and invests the assets of the fund and accounts in securities issued by public issuers. The Adviser has authority to vote proxies relating to such securities on behalf of the fund and accounts it manages.

I.       GENERAL POLICY

         The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, (collectively, "proxies"), in a manner that serves the best interests of the fund and accounts managed by the Adviser, as determined by the Adviser in its discretion, taking into account relevant factors, including, but not limited to:

      A.    the impact on the value of the securities;

      B.    the anticipated costs and benefits associated with the proposal;

      C.    the effect on liquidity; and

      D.    customary industry and business practices.

II.      PROXY VOTING GUIDELINES


      A. Adviser has determined that, except as set forth below, proxies will be voted in accordance with the voting recommendations contained in the applicable domestic or global Institutional Shareholder Services ("ISS") Proxy Voting Manual, as in effect from time to time.



      B. In the event the foregoing proxy voting guidelines do not address how a proxy should be voted, the proxy will be voted in accordance with ISS recommendations. In the event that ISS refrains from making a recommendation the Chief Compliance Officer ("CCO") in consultation with the portfolio manager ("PM") covering the subject security shall vote the proxy consistent with the general principles of these Policies and Procedures and in the client's best interest, provided that the CCO and PM determines that there is no material conflict of interest between Adviser and the client or clients with respect to the voting of the proxy.

      C. There may be circumstances under which the portfolio manager or other investment professional ("Investment Professional") believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the foregoing proxy voting guidelines or in a manner inconsistent with ISS recommendations. Departures from these policies and procedures are expected to be rare but in such events Adviser will maintain a record supporting such a vote.

III.     CONFLICTS OF INTEREST

      A. Adviser has obtained a copy of ISS Policies, Procedures and Practices regarding potential conflicts of interest that could arise in ISS proxy voting services to Adviser as a result of business conducted by ISS. Adviser believes that potential conflicts of interest by ISS are minimized by these Policies, Procedures and Practices.

      B. Adviser will vote proxies in accordance with the proxy voting guidelines described in Section 3 or as ISS recommends, Adviser believes that this process is reasonably designed to address material conflicts of interest that may arise between Adviser and a client as to how proxies are voted.

      C. In the unusual circumstance that (i) an Investment Professional believes it is in the best interest of a client or clients to vote proxies in a manner inconsistent with the proxy voting guidelines described in Section 3 or in a manner inconsistent with ISS recommendations, or (ii) the proxy voting guidelines described in Section 3 do not address how a proxy should be voted, the CCO and PM will review the proxy and assess the extent to which there may be a material conflict of interest between Adviser and the client or clients.

      In the event that the CCO and PM determine that the voting of a proxy as recommended by the Investment Professional presents a material conflict of interest between Adviser and the client or clients, Adviser shall: (i) in cases where ISS had made a recommendation, take no further action, in which case ISS shall vote such proxy in accordance with the proxy voting guidelines described in Section 3 or as ISS recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

      D. Material conflicts cannot be resolved by simply abstaining from voting.

IV.      RECORDKEEPING

   Adviser will maintain records relating to the implementation of these proxy voting policies and procedures, including:

            (1) a copy of these policies and procedures which shall be made available to clients, upon request;

            (2) proxy statements received regarding client securities (which will be satisfied by relying on EDGAR or ISS);

            (3) a record of each vote cast (which ISS maintains on Adviser's behalf);

            (4) a copy of any document created by Adviser that was material to making a decision as to how to vote a proxy on behalf of a client or that memorializes the basis for that decision; and

            (5) each written client request for proxy voting records and Adviser's written response to any client request (written or oral) for such records.

   Such proxy voting books and records shall be maintained in an easily accessible place for a period of five years.

   Dated as of October 5, 2004 (Last updated as of June 2, 2006)




                      MONDRIAN INVESTMENT PARTNERS LIMITED
                      PROXY VOTING POLICIES AND PROCEDURES
                                 DATED MAY 2006
INTRODUCTION

Mondrian Investment Partners Limited (MIP) is a registered investment adviser with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940, as amended, (the "Advisers Act"). MIP provides investment advisory services to various types of clients such as registered and unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of institutional investors. Pursuant to the terms of an investment management agreement between MIP and its client or as a result of some other type of specific delegation by the client, MIP is often given the authority and discretion to vote proxy statements relating to the underlying securities which are held on behalf of such client. Also, clients sometimes ask MIP to give voting advice on certain proxies without delegating full responsibility to MIP to vote proxies on behalf of the client. MIP has developed the following Proxy Voting Policies and Procedures (the "Procedures") in order to ensure that it votes proxies or gives proxy voting advice that is in the best interests of its clients.

PROCEDURES FOR VOTING PROXIES

To help make sure that MIP votes client proxies in accordance with the Procedures and in the best interests of clients, it has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the proxy voting process. The Committee consists of the following MIP personnel (i) two investment Directors; (ii) Chief Operating Officer; and (iii) Chief Compliance Officer. The Committee will meet as necessary to help MIP fulfill its duties to vote proxies for clients.

One of the main responsibilities of the Committee is to review and approve the Procedures on a yearly basis. The Procedures are usually reviewed during the first quarter of the calendar year before the beginning of the "proxy voting season" and may also be reviewed at other times of the year, as necessary. When reviewing the Procedures, the Committee looks to see if the Procedures are designed to allow MIP to vote proxies in a manner consistent with the goal of voting in the best interests of clients and maximizing the value of the underlying shares being voted on by MIP. The Committee will also review the Procedures to make sure that they comply with any new rules promulgated by the SEC or other relevant regulatory bodies. After the Procedures are approved by the Committee, MIP will vote proxies or give advice on voting proxies generally in accordance with such Procedures.

In order to facilitate the actual process of voting proxies, MIP has contracted with Institutional Shareholder Services ("ISS"), a Delaware corporation. Both ISS and the client's custodian monitor corporate events for MIP. MIP gives an authorization and letter of instruction to the client's custodian who then forwards proxy materials it receives to ISS so that ISS may vote the proxies. On approximately at least a monthly basis, MIP will send ISS an updated list of client accounts and security holdings in those accounts, so that ISS can update its database and is aware of which proxies it will need to vote on behalf of MIP clients. If needed, the Committee has access to these records.

MIP provides ISS with the Procedures to use to analyze proxy statements on behalf of MIP and its clients, and ISS is instructed to vote those proxy statements in accordance with the Procedures. After receiving the proxy statements, ISS will review the proxy issues and vote them in accordance with MIP's Procedures. When the Procedures state that a proxy issue will be decided on a case-by-case basis, ISS will look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and in accordance with the parameters described in these Procedures generally and specifically with the Proxy Voting Guidelines (the "Guidelines") below. If the Procedures do not address a particular proxy issue, ISS will similarly look at the relevant facts and circumstances and research the issue to determine how the proxy should be voted, so that the proxy is voted in the best interests of the client and pursuant to the spirit of the Procedures provided by MIP. After a proxy has been voted, ISS will create a record of the vote in order to help MIP comply with their duties listed under "Availability of Proxy Voting Records and Recordkeeping" below. If a client provides The Committee is responsible for overseeing ISS's proxy voting activities for MIP's clients and will attempt to ensure that ISS is voting proxies pursuant to the Procedures. There may be times when MIP believes that the best interests of the client will be better served if it votes a proxy counter to ISS's recommended vote on that proxy. In those cases, the Committee will generally review the research provided by ISS on the particular issue, and it may also conduct its own research or solicit additional research from another third party on the issue. After gathering this information and possibly discussing the issue with other relevant parties, the Committee will use the information gathered to determine how to vote on the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client.

MIP will attempt to vote every proxy which they or their agents receive when a client has given it the authority and direction to vote such proxies. However, there are situations in which MIP may not be able to process a proxy. For example, MIP may not have sufficient time to process a vote because it or its agents received a proxy statement in an untimely manner. Use of a third party service, such as ISS, and relationships with multiple custodians help avoid a situation where MIP is unable to vote a proxy.

COMPANY MANAGEMENT RECOMMENDATIONS

When determining whether to invest in a particular company, one of the factors MIP may consider is the quality and depth of the company's management. As a result, MIP believes that recommendations of management on any issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIP's votes are cast in accordance with the recommendations of the company's management. However, MIP will normally vote against management's position when it runs counter to the Guidelines, and MIP will also vote against management's recommendation when such position is not in the best interests of MIP's clients.

CONFLICTS OF INTEREST

As a matter of policy, the Committee and any other officers, directors, employees and affiliated persons of MIP may not be influenced by outside sources who have interests which conflict with the interests of MIP's clients when voting proxies for such clients. However, in order to ensure that MIP votes proxies in the best interests of the client, MIP has established various systems described below to properly deal with a material conflict of interest.

Most of the proxies which MIP receives on behalf of its clients are voted by ISS in accordance with these pre-determined, preapproved Procedures. As stated above, these Procedures are reviewed and approved by the Committee at least annually normally during the first quarter of the calendar year and at other necessary times. The Procedures are then utilized by ISS going forward to vote client proxies. The Committee approves the Procedures only after it has determined that the Procedures are designed to help MIP vote proxies in a manner consistent with the goal of voting in the best interests of its clients. Because the majority of client proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for MIP to make a real-time determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for MIP from the proxy voting process.

In the limited instances where MIP is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving MIP or affiliated persons of MIP. If there is no perceived conflict of interest, the Committee will then vote the proxy according to the process described in "Procedures for Voting Proxies" above. If at least one member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the client. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with MIP's Procedures and in the best interests of the client. In these instances, the Committee must come to a unanimous decision regarding how to vote the proxy or they will be required to vote the proxy in accordance with ISS's original recommendation. Documentation of the reasons for voting contrary to ISS's recommendation will generally be retained by MIP.

AVAILABILITY OF PROXY VOTING INFORMATION AND RECORDKEEPING

Clients of MIP will be directed to their client service representative to obtain information from MIP on how their securities were voted. At the beginning of a new relationship with a client, MIP will provide clients with a concise summary of MIP's proxy voting process and will inform clients that they can obtain a copy of the complete Procedures upon request. The information described in the preceding two sentences will be included in Part II of MIP's Form ADV which is delivered to each new client prior to the commencement of investment management services. Existing clients will also be provided with the above information.

MIP will also retain extensive records regarding proxy voting on behalf of clients. MIP will keep records of the following items: (i) the Procedures; (ii) proxy statements received regarding client securities (via hard copies held by ISS or electronic filings from the SEC's EDGAR filing system); (iii) records of votes cast on behalf of MIP's clients (via ISS); (iv) records of a client's written request for information on how MIP voted proxies for the client, and any MIP written response to an oral or written client request for information on how MIP voted proxies for the client; and (v) any documents prepared by MIP that were material to making a decision how to vote or that memorialized the basis for that decision. These records will be maintained in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first two years, such records will be stored at the offices of MIP.

PROXY VOTING GUIDELINES

The following Guidelines summarize MIP's positions on various issues and give a general indication as to how it will vote shares on each issue. The Proxy Committee has reviewed the Guidelines and determined that voting proxies pursuant to the Guidelines should be in the best interests of the client and should facilitate the goal of maximizing the value of the client's investments. Although MIP will usually vote proxies in accordance with these Guidelines, it reserves the right to vote certain issues counter to the Guidelines if, after a thorough review of the matter, it determines that a client's best interests would be served by such a vote. Moreover, the list of Guidelines below may not include all potential voting issues. To the extent that the Guidelines do not cover potential voting issues, MIP will vote on such issues in a manner that is consistent with the spirit of the Guidelines below and that promotes the best interests of the client. MIP's Guidelines are listed immediately below and are organized by the types of issues that could potentially be brought up in a proxy statement. Due to differences in the various foreign markets in which issuers are located, the Guidelines below are more general in nature. As the issues and requirements in foreign countries may vary from each other, ISS will provide additional country-specific research and recommendations on such issues that can be used in determining how to vote in the best interests of MIP's clients. The Guidelines are as follows:

INTERNATIONAL

SHAREBLOCKING

In a number of countries in which Mondrian invests client assets (including Holland, Italy and France), local laws require the imposition of a trading block on shareholders once they have voted their proxies in relation to companies registered in that country. These trading blocks are usually for a set period and can be for a number of weeks. Mondrian believes that there are situations where it is in the client's greater interest to retain the ability to sell the shares rather than to participate in the proxy vote. In such countries, provided that the criteria set out below are met, registration to vote for a specific proxy will not be required and Mondrian's investment analysts will not need to seek the permission of the Proxy Voting Committee for a "no vote" decision. The following criteria must be met before a "no vote" decision may be made:

      - the Mondrian analyst does not consider the proxy items being proposed to be material;

                  - a "no vote" decision by Mondrian would be unlikely to impact the outcome of the vote

                  -     (i.e. the proposals would likely go ahead anyway);

      - the Mondrian analyst is not aware of any conflicts of interest in deciding not to vote;

      - there is a strong possibility that Mondrian will wish to sell the shares in the near future;

      - the Mondrian analyst is satisfied that by not voting the clients would not be disadvantaged relative to the risk of not being able to sell the shares during the share blocking period, and

      -     a record is made justifying the decision.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Generally vote FOR approval of financial statements and director and auditor reports, unless:

      - there are concerns about the accounts presented or audit procedures used; or

      - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Generally vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

      - there are serious concerns about the accounts presented or the audit procedures used;

      -     the auditors are being changed without explanation; or

      - non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Generally vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. Generally ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Generally vote FOR the appointment or reelection of statutory auditors, unless:

      - there are serious concerns about the statutory reports presented or the audit procedures used;

      - questions exist concerning any of the statutory auditors being appointed; or

      - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Generally vote FOR approval of the allocation of income, unless:

      - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

      -     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Generally vote FOR most stock (scrip) dividend proposals. Generally vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Generally vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Generally vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM. Lower Disclosure Threshold for Stock Ownership Generally vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Generally vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Generally vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Generally vote FOR management nominees in the election of directors, unless:

      -     Adequate disclosure has not been provided in a timely fashion;

      -     There are clear concerns over questionable finances or restatements;

      - There have been questionable transactions with conflicts of interest;

      - There are any records of abuses against minority shareholder interests; and

      -     the board fails to meet minimum corporate governance standards.

Generally vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Generally vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Generally vote AGAINST individual directors if repeated absences at board meetings (in countries where this information is disclosed)

Generally vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

EXECUTIVE DIRECTOR

      -     Employee or executive of the company;

      - Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

NON-INDEPENDENT NON-EXECUTIVE DIRECTOR (NED)

      -     Any director who is attested by the board to be a non-independent
            NED;

      - Any director specifically designated as a representative of a significant shareholder of the company;

      - Any director who is also an employee or executive of a significant shareholder of the company;

      - Beneficial owner (direct or indirect) of at least 10% of the company's stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially owns less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

      -     Government representative;

      - Receives (or a relative(1) receives) any fees for providing consulting/ professional services to the company or its affiliates or to its officers;

      - Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test(2));

      - Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

      -     Relative(1)  of current employee of the company or its affiliates;

      -     Relative(1)  of former executive of the company or its affiliates;

      - A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);

      - Founder/co-founder/member of founding family but not currently an employee;

      -     Former executive (5 year cooling off period);

      - Years of service will NOT be determining factor unless it is recommended best practice in a market - 9 years (from the date of election) in the United Kingdom and Ireland, - 12 years in European markets.

INDEPENDENT NED

      - No material (3) connection, either directly or indirectly, to the company other than a board seat. Employee Representative

      - Represents employees or employee shareholders of the company (classified as "employee representative" but considered a non-independent NED).

(1) "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

(2) If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

(3) For purposes of ISS' director independence classification, "material" will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

DIRECTOR COMPENSATION

Generally vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Generally vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Generally vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Discharge of Board and Management

Generally vote FOR discharge of the board and management, unless:

      - there are serious questions about actions of the board or management for the year in question; or

      -     legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Generally vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Generally vote AGAINST proposals to indemnify auditors.

Board Structure

Generally vote FOR proposals to fix board size.

Generally vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Generally vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Share Issuance Requests


GENERALISSUANCES:


Generally vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Generally vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.


SPECIFICISSUANCES:


Generally vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Generally vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Generally vote FOR specific proposals to increase authorized capital to any amount, unless:

      - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

      - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Generally vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Generally vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Generally vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Generally vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Generally vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional super-voting shares.

PREFERRED STOCK

Generally vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Generally vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Generally vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Generally vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Generally vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Generally vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Generally vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Generally vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Generally vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Generally vote FOR share repurchase plans, unless:

      -     clear evidence of past abuse of the authority is available; or

      -     the plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased:

Generally vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase In Par Value:

Generally vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Generally vote reorganizations and restructurings on a CASE-BY-CASE basis. Mergers and Acquisitions:
Generally vote FOR mergers and acquisitions, unless:

      - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

      - the company's structure following the acquisition or merger does not reflect good corporate governance.

Generally vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Generally ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Generally vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Re-incorporation Proposals:

Generally vote re-incorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Generally vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions:

Generally vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Generally vote compensation plans on a CASE-BY-CASE basis.

Anti-takeover Mechanisms:

Generally vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Generally vote all shareholder proposals on a CASE-BY-CASE basis.

Generally vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Generally vote AGAINST proposals that limit the company's business activities or capabilities or result insignificant costs being incurred with little or no benefit.

UNITED STATES

1. AUDITORS

Ratifying Auditors

Generally vote FOR proposals to ratify auditors, unless:

      - An auditor has a financial interest in or association with the company, and is therefore not independent;

      - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

      -     Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Generally vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

      -     Composition of the board and key board committees;

      -     Attendance at board and committee meetings;

      -     Corporate governance provisions and takeover activity;

      -     Disclosures under Section 404 of the Sarbanes-Oxley Act;

      -     Long-term company performance relative to a market and peer index;

      -     Extent of the director's investment in the company;

      -     Existence of related party transactions;

      -     Whether the chairman is also serving as CEO;

      -     Whether a retired CEO sits on the board;

      -     Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

      - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

      -     Sit on more than six public company boards;

      - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

      - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

      - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

      - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

      - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

      - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

      - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

      - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

      - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

      - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

      -     The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

      -     The non-audit fees paid to the auditor are excessive;

      - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

      - There is a negative correlation between chief executive pay and company performance;

      - The company fails to submit one-time transfers of stock options to a shareholder vote;

      - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

      -     The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Generally vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

      - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

      -     Two-thirds independent board;

      -     All-independent key committees;

      -     Established governance guidelines;

      -     The company does not under-perform its peers.

Majority Vote Shareholder Proposals

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

      - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

      - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

      - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

      - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

      - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

Voting for Director Nominees in Contested Elections

Generally vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

      - Long-term financial performance of the target company relative to its industry;

      -     Management's track record; o Background to the proxy contest;

      -     Qualifications of director nominees (both slates);

      - Strategic plan of dissident slate and quality of critique against management;

      - Likelihood that the proposed goals and objectives can be achieved (both slates);

      -     Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Generally vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

Poison Pills

Generally vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

      -     Shareholders have approved the adoption of the plan; or

      - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Generally vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Generally vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

      -     No lower than a 20 percent trigger, flip-in or flip-over;

      -     A term of no more than three years;

      - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

      - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Supermajority Vote Requirements

Generally vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

      - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

      -     Market reaction - How has the market responded to the proposed deal?

      - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

      - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

      - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

      - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

Reincorporation Proposals

Generally vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE COMMON STOCK AUTHORIZATION

Generally vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Issue Stock for Use with Rights Plan

Generally vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a nonshareholder approved shareholder rights plan (poison pill).

Preferred Stock

Generally vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Generally vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Equity Compensation Plans

Generally vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

      -     The total cost of the company's equity plans is unreasonable;

      - The plan expressly permits the repricing of stock options without prior shareholder approval;

      -     There is a disconnect between CEO pay and the company's performance;

      - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

      -     The plan is a vehicle for poor pay practices.

Director Compensation

Generally vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

      - Stock ownership guidelines with a minimum of three times the annual cash retainer.

                  -     Vesting schedule or mandatory holding/deferral period:

                  - -A minimum vesting of three years for stock options or restricted stock; or

                  - - Deferred stock payable at the end of a three-year deferral period.

      - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

      -     No retirement/benefits and perquisites for non-employee directors;
            and

      - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Disclosure of CEO Compensation-Tally Sheet

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Employee Stock Purchase Plans--Qualified Plans

Generally vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

      -     Purchase price is at least 85 percent of fair market value;

      -     Offering period is 27 months or less; and

      - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Generally vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

      - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

      - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

      - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

      - No discount on the stock price on the date of purchase since there is a company matching contribution.

Option Exchange Programs/Re-pricing Options Generally vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote. Severance Agreements for Executives/Golden Parachutes

Generally vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

      -     A trigger beyond the control of management;

      - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

      - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

Animal Rights

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

      - The company is conducting animal testing programs that are unnecessary or not required by regulation;

      - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

      - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Drug Pricing and Re-importation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

      -     The existing level of disclosure on pricing policies;

      -     Deviation from established industry pricing norms;

      - The company's existing initiatives to provide its products to needy consumers;

      - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Genetically Modified Foods

Generally vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Tobacco

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Toxic Chemicals

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Arctic National Wildlife Refuge

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

      - New legislation is adopted allowing development and drilling in the ANWR region;

      -     The company intends to pursue operations in the ANWR; and

      - The company has not disclosed an environmental risk report for its ANWR operations.

Concentrated Area Feeding Operations (CAFOs)

Generally vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

      - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

      -     The company does not directly source from CAFOs.

Global Warming and Kyoto Protocol Compliance

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

      -     The company does not maintain operations in Kyoto signatory markets;

      - The company already evaluates and substantially discloses such information; or,

      - Greenhouse gas emissions do not significantly impact the company's core businesses.

Political Contributions

Generally vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions. Link Executive Compensation to Social Performance

Generally vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Outsourcing/Offshoring

Generally vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Human Rights Reports

Generally vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

Election of Directors

Generally vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Generally vote CASE-BY-CASE on conversion proposals, considering the following factors:

      -     Past performance as a closed-end fund;

      -     Market in which the fund invests;

      -     Measures taken by the board to address the discount; and

      - Past shareholder activism, board activity, and votes on related proposals.

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Generally vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Terminate the Investment Advisor

Generally vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

      -    Performance of the fund's net asset value;

      -    The fund's history of shareholder relations;

      -    The performance of other funds under the advisor's management.

                           LAZARD ASSET MANAGEMENT LLC
                       PROXY VOTING POLICY AND PROCEDURES

POLICY:

As a fiduciary, LAM is obligated to vote proxies in the best interests of its clients. LAM has adopted a written policy (the "Policy") that is designed to ensure that it satisfies its fiduciary obligation. LAM has developed a structure to attempt to ensure that proxy voting is conducted in an appropriate manner, consistent with clients' best interests, and within the framework of the Policy.

LAM manages assets for a variety of clients, including individuals, Taft-Hartley plans, governmental plans, foundations and endowments, corporations, investment companies and other collective investment vehicles. Absent specific guidelines provided by a client, LAM's policy is to vote proxies on a given issue the same for all of its clients. The Policy is based on the view that, in its role as investment adviser, LAM must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and that the votes it casts on behalf of all its clients are intended to accomplish that objective.

Procedures:

Administration and Implementation of Proxy Voting Process. LAM's proxy-voting process is administered by its Proxy Operations Department ("ProxyOps"), which reports to LAM's Chief Operating Officer. Oversight of the process is provided by LAM's Legal/Compliance Department and by a Proxy Committee consisting of senior LAM officers. To assist it in its proxy-voting responsibilities, LAM currently subscribes to several research and other proxy-related services offered by Institutional Shareholder Services, Inc. ("ISS"), one of the world's largest providers of proxy-voting services. ISS provides LAM with its independent analysis and recommendation regarding virtually every proxy proposal that LAM votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.

LAM's Proxy Committee has approved specific proxy voting guidelines regarding the most common proxy proposals (the "Approved Guidelines"). These Approved Guidelines provide that LAM should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis. LAM believes that its portfolio managers and global research analysts with knowledge of the company ("Portfolio Management") are in the best position to evaluate the impact that the outcome of a given proposal will have on long-term shareholder value. Therefore, ProxyOps seeks Portfolio Management's recommendation on all proposals to be considered on a case-by-case basis. Portfolio Management is also given the opportunity to review all proposals (other than routine proposals) where the Approved Guideline is to vote for or against, and, in compelling circumstances, to overrule the Approved Guideline, subject to the Proxy Committee's final determination. The Manager of ProxyOps may also consult with LAM's Chief Compliance Officer or the Proxy Committee concerning any proxy agenda or proposal.

Types of Proposals. Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company's name. Other proposals are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. The Policy lists the Approved Guidelines for the most common proposals. New or unusual proposals may be presented from time to time. Such proposals will be presented to Portfolio Management and discussed with the Proxy Committee to determine how they should be voted, and an Approved Guideline will be adopted if appropriate.

Conflicts of Interest. The Policy recognizes that there may be times when meeting agendas or proposals create the appearance of a material conflict of interest for LAM. Should the appearance of such a conflict exist, LAM will seek to alleviate the conflict by voting consistent with an

Approved Guideline (to vote for or against), or, in situations where the Approved Guideline is to vote case-by-case, with the recommendation of an independent source, currently Institutional Shareholder Services ("ISS"). If the recommendations of the two services offered by ISS, the Proxy Advisor Service and the Proxy Voter Service, are not the same, LAM will obtain a recommendation from a third independent source that provides proxy voting advisory services, and will defer to the majority recommendation. If a third independent source is not available, LAM will follow the recommendation of ISS's Proxy Advisor Service.

Funds. Each Fund is required to file a Form N-PX by August 31 each year containing a complete proxy voting record of the Fund for the twelve-month period ended the previous June 30. LAM's Proxy Operations team is responsible for maintaining the data necessary to complete this form and to work, in conjunction with ISS, to generate the required information and to file this form annually. In addition, in the Fund's annual and semi-annual report to shareholders and in its Statement of Additional Information ("SAI"), the Fund must include a statement indicating how to obtain the proxy voting record of the Fund for the most recent twelve month period and that such record is available without charge. It should also indicate that such information is available on the SEC's website. The Legal/Compliance Department is responsible for ensuring that such information is included in the annual and semi-annual reports and in the SAI.

Dated February 2, 2006

                                     PART C
                                OTHER INFORMATION

ITEM 23.  EXHIBITS

See "Exhibit Index."

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

See the sections in Part A entitled "Portfolio Management" and in Part B entitled "Management of the Trust" for a description of related parties.

Class Z shares of the Ultra Series Fund (the "Registrant") are currently sold to separate accounts of CUNA Mutual Insurance Society and to its qualified retirement plans.

CUNA Mutual Insurance Society is a mutual life insurance company and therefore is controlled by its contract owners. Various companies and other entities are controlled by CUNA Mutual Insurance Society. Such companies and other entities, together with the identity of their controlling persons (where applicable), are set forth in the following organization chart. CUNA Mutual Insurance Society and CUNA Mutual Investment Corporation each own a one-half interest in MCA. CUNA Mutual Investment Corporation is a wholly-owned subsidiary of CUNA Mutual Insurance Society. Each of the entities set forth below could be considered affiliated persons of Registrant or affiliated persons of such affiliated persons.

                          CUNA Mutual Insurance Society
                    Organizational Chart as of April 1, 2008

CUNA Mutual Insurance Society
State of domicile:  Iowa

CUNA Mutual Insurance Society, either directly or indirectly, is the controlling company of the following wholly-owned subsidiaries:

1.   CUNA Mutual Investment Corporation
     State of domicile:  Wisconsin

     CUNA Mutual Investment Corporation is the owner of the following subsidiaries:

     a.   CUMIS Insurance Society, Inc.
          State of domicile: Iowa

          CUMIS Insurance Society, Inc. is the owner of the following subsidiary:

          (1)  CUMIS Specialty Insurance Company, Inc.
               State of domicile: Iowa

     b.   CUNA Brokerage Services, Inc.
          State of domicile:  Wisconsin

     c.   CUNA Mutual General Agency of Texas, Inc.
          State of domicile:  Texas

          CUNA Mutual General Agency of Texas, Inc. is the owner of the following subsidiary:

          (1)  MEMBERS Financial Services, Inc.

               Ownership: For regulatory purposes, MEMBERS Financial Services, Inc. is currently owned by two individuals, each owning 50% of the stock. State of domicile: Texas

     d.   MEMBERS Life Insurance Company
          State of domicile:  Iowa

     e.   International Commons, Inc.
          State of domicile:  Wisconsin

     f.   CUNA Mutual Insurance Agency, Inc.
          State of domicile:  Wisconsin

          CUNA Mutual Insurance Agency, Inc. is the 100% owner of the following subsidiary:

          (1) CUNA Mutual Casualty Insurance Agency of Mississippi, Inc. State of domicile: Mississippi

     g.   Stewart Associates Incorporated
          State of domicile: Wisconsin

     h.   CUNA Mutual Business Services, Inc.
          State of domicile: Wisconsin

     i.   Lending Call Center Services, LLC
          100% ownership by CUNA Mutual Investment Corporation
          State of domicile: Delaware

     j.   Lenders Protection, LLC
          50% ownership by CUNA Mutual Insurance Society
          State of domicile:  Delaware

     k.   Union Charter Holding, LLC
          State of domicile: Delaware

     l.   MEMBERS CAPITAL ADVISORS, INC.
          50% OWNERSHIP BY CUNA MUTUAL INVESTMENT CORPORATION
          50% OWNERSHIP BY CUNA MUTUAL INSURANCE SOCIETY
          STATE OF DOMICILE:  IOWA
          MEMBERS CAPITAL ADVISORS, INC. IS THE INVESTMENT ADVISER TO REGISTRANT

2.   CUNA Caribbean Insurance Society Limited
     Country of domicile:  Trinidad and Tobago

     CUNA Caribbean Insurance Society Limited is the owner of the following subsidiary:

     a.   CUNA Caribbean Insurance Services Limited
          Country of domicile: Trinidad and Tobago

3.   CUNA Mutual Australia Holding Co. Pty. Ltd.
     Country of domicile: Australia

     CUNA Mutual Australia Holding Co. Pty. Ltd. is the owner of the following subsidiary:

     a.   CUNA Mutual Life Australia, Ltd.
          Country of domicile: Australia

4.   CUNA Mutual Group, Limited
     Country of domicile: United Kingdom

5.   CUNA Mutual Group Holdings Europe, Ltd.
     Country of domicile: Ireland

     CUNA Mutual Group Holdings Europe, Ltd. is the owner of the following subsidiaries:

     a.   CUNA Mutual Group Services (Ireland) Limited
          Country of domicile: Ireland

     b.   CUNA Mutual Life Assurance (Europe), Limited
          Country of domicile: Ireland

     c.   CUNA Mutual General Risk Services (Ireland) Limited
          Country of domicile: Ireland

CUNA Mutual Insurance Society, either directly or through a wholly-owned subsidiary, has a partial ownership interest in the following:

1.   The CUMIS Group Limited
     77.4% ownership by CUNA Mutual Insurance Society
     Country of domicile: Canada

     The CUMIS Group Limited is the 100% owner of the following companies:

     a.   CUMIS Life Insurance Company
          Country of domicile: Canada

     b.   CUMIS General Insurance Company
          Country of domicile: Canada

     c.   MemberCARE Financial Services Limited
          Country of domicile: Canada

     d.   MemberCARE Financial Services Partnership
          Country of domicile: Canada

     e.   CUIS Brokerage Services Limited
          Country of domicile: Canada

     f.   WESTCU Insurance Services Limited
          Country of domicile: Canada

     The CUMIS Group Limited is the 50% owner of the following company:

     a.   Credential Financial, Inc.
          Country of domicile: Canada

2.   MEMBERS Development Company LLC
     49% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

     MEMBERS Development Company LLC is the 100% owner of the following company:

     a.   Brightleaf Financial Network, LLC
          State of domicile: Wisconsin

3.   MEMBERS Trust Company
     17.31% ownership by MEMBERS Development Company
     State of domicile: Florida

4.   CMG Mortgage Insurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

5.   CMG Mortgage Assurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

6.   CMG Mortgage Reinsurance Company
     50% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

7.   Credit Union Service Corporation
     10% ownership by CUNA Mutual Insurance Society
     State of domicile: Georgia

8.   CUNA Mutual Australia Limited
     100% ownership by CUNA Mutual Australia Holding Company Pty. Limited Country of domicile: Australia

     CUNA Mutual Australia Limited is the 100% owner of the following companies:

     a.   CUNA Mutual Insurance Brokers Pty Limited
          Country of domicile: Australia

     b.   CUNA Mutual Technology Services Australia Pty Limited
          Country of domicile: Australia

     c.   CUNA Mutual Insurance Brokers Pty Limited
          Country of domicile: Australia

9.   CUNA Strategic Services, Inc.
     1.4% of ownership by CUNA Mutual Insurance Society
     State of domicile: Wisconsin

10.  CMIA Wisconsin, Inc.
     State of domicile: Wisconsin

     CMIA Wisconsin, Inc, is the 100% owner of the following subsidiary:

     a.   League Insurance Agency, Inc.
          State of domicile: Connecticut

     Leaque Insurance Agency, Inc., is the 100% owner of the following subsidiary:

          i.   Member Protection Insurance Plans
               State of domicile: Connecticut

11.  Producers Ag Insurance Group
     24.6% of ownership by CUNA Mutual Insurance Society
     State of domicile: Delaware

Partnerships

1.   CM CUSO Limited Partnership, a Washington Partnership
     CUMIS Insurance Society, Inc. - General Partner
     State of domicile: Washington

2.   The Center for Credit Union Innovation LLC
     33.3% ownership by CUNA Mutual Insurance Society
     33.3% ownership by CUNA & Affiliates
     State of domicile: Wisconsin

3.   HRValue Group LLC
     30% ownership by CUNA Mutual Investment Corporation
     State of domicile: Wisconsin

4.   CMG Co-Investment Fund Limited Partner, LLC
     100% ownership by CUNA Mutual Insurance Society
     State of domicile: Delaware

5.   CMG Co-Investment Fund GP, Inc., General Partner
     100% ownership by CUNA Mutual Investment Corporation
     State of domicile: Delaware

Affiliated (Nonstock)

1.   CUNA Mutual Group Foundation, Inc.
     Non-profit foundation 501(c)(3)
     State of domicile: Wisconsin

ITEM 25. INDEMNIFICATION

Article 5.3 of Registrant's Declaration of Trust provides as follows: Each officer, Trustee or agent of the Ultra Series Fund shall be indemnified by the Ultra Series Fund to the full extent permitted under the General Laws of the State of Massachusetts and the Investment Company Act of 1940, as amended, except that such indemnity shall not protect any such person against any liability to the Ultra Series Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct"). Indemnification shall be made when (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought, that the person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of a majority of the quorum of Trustees who are not "interested persons" of the Ultra Series Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, or (b) an independent legal counsel in a written opinion. The Ultra Series Fund may, by vote of a majority of a quorum of Trustees who are not interested persons, advance attorneys' fees or other expenses incurred by officers, Trustees, Investment Advisers or principal underwriters, in defending a proceeding upon the undertaking by or on behalf of the person to be indemnified to repay the advance unless it is ultimately determined that he is entitled to indemnification. Such advance shall be subject to at least one of the following: (1) the person to be indemnified shall provide a security for his undertaking, (2) the Ultra Series Fund shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the disinterested non-party Trustees of the Ultra Series Fund, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the person to be indemnified ultimately will be found entitled to indemnification.

Registrant also maintains directors' and officers' liability insurance for the benefit of Registrant's trustees and officers. Such persons are also covered under liability insurance policies of affiliates of Registrant.

Pursuant to Rule 484 under the Securities Act of 1933, as amended (the "Act"), Registrant furnishes the following undertaking: Insofar as indemnification for liabilities arising under the Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The investment adviser for Registrant is MEMBERS Capital Advisors, Inc. ("MCA"). See the section in Part A entitled "Investment Adviser" for a more complete description.

To the best of Registrant's knowledge, none of the officers and directors of MCA is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted below:

NAME/ADDRESS*                           POSITION HELD
-------------          -----------------------------------------------
David P. Marks         MEMBERS Capital Advisors, Inc.
                       President and Director
                       2005 - Present

                       CUNA Mutual Insurance Society
                       EVP, Chief Officer - Investment
                       2005 - Present

                       CUNA Mutual Life Insurance Company
                       EVP, Chief Officer - Investment
                       2005 - 2007

John W. Petchler       MEMBERS Capital Advisors, Inc.
                       Vice President
                       2005 - Present

James H. Metz          MEMBERS Capital Advisors, inc.
                       Vice President
                       2007 - Present

                       Citigroup Investments
                       Chief Financial Officer
                       1987 - 2006

Mary E. Hoffmann       MEMBERS Capital Advisors, Inc.
                       Director and Treasurer: 2007- Present
                       Secretary and Treasurer: 2000 - 2007

                       Vice President - Finance & Operations
                       2006 - present

                       Assistant Vice President - Finance & Operations
                       2001 - 2006

Thomas J. Merfeld      MEMBERS Capital Advisors, Inc.
                       Director
                       2006 - Present

                       CUNA Mutual Insurance Society
                       VP - Chief Risk Officer
                       2005 - Present

Molly Nelson           MEMBERS Capital Advisors, Inc.

                       Vice President - Chief Compliance Officer
                       2005 - Present

Faye A. Patzner        MEMBERS Capital Advisors, Inc.
                       Director
                       2006 - Present

                       CUNA Mutual Insurance Society
                       SVP - Chief Officer - Legal
                       1999 - Present

                       CUNA Mutual Insurance Society
                       Secretary
                       2001 - Present

Tracy K. Lien          MEMBERS Capital Advisors, Inc.
                       Assistant Secretary
                       1999 - Present

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705

ITEM 27. PRINCIPAL UNDERWRITER

a. CUNA Brokerage Services, Inc. ("CBSI"), a registered broker-dealer, is the principal distributor of Registrant's shares. CBSI does not act as principal underwriter, depositor or investment adviser for any investment company other than Registrant, MEMBERS Mutual Funds, CUNA Mutual Variable Life Insurance Account, and CUNA Mutual Variable Annuity Account. The principal business address of CBSI is 2000 Heritage Way, Waverly, Iowa 50677.

b. To the best of Registrant's knowledge, the officers and directors of CBSI are as follows:

NAME AND PRINCIPAL           POSITIONS AND OFFICES      POSITIONS AND OFFICES
BUSINESS ADDRESS              WITH THE UNDERWRITER          WITH REGISTRANT
------------------        ---------------------------   ---------------------
Mark E. Backes**          Director, Vice Chairman and   None
                          President/CEO
Steve H. Dowden*          Director and Chairman         None
Mark Everson***           Director                      None
Timothy S. Halevan**      Chief Compliance Officer      None
David J. Hughes**         Secretary and Treasurer       None
Pamela M. Krill*          Associate General Counsel     None
Kevin T. Lenz*            Director                      None
Tracy K. Lien*            Assistant Secretary           None
James H. Metz*            Director                      None
John R. Ridge****         Director                      None
Mark T. Warshauer*        Director                      None

* The principal business address of these persons is: 5910 Mineral Point Road, Madison, Wisconsin 53705.

** The principal business address of these persons is: 2000 Heritage Way, Waverly, Iowa 50677.

*** The principal business address for this person is: 14985 Glazier Ave., Apple Valley, Minnesota 55124-7440.

**** The principal business address for this person is: 400 North Lakewood
     Parkway, Vernon Hills, Illinois 60061.

c. There have been no commissions or other compensation paid by Registrant to unaffiliated principal underwriters.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by:

a.   CUNA Mutual Insurance Society
     2000 Heritage Way
     Waverly, Iowa 50677

b.   MEMBERS Capital Advisors, Inc.
     5910 Mineral Point Road
     Madison, Wisconsin 53705

c.   State Street Bank & Trust Company
     801 Pennsylvania
     Kansas City, MO  64105

ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Madison, State of Wisconsin, on the 25th day of April, 2008.

                                        ULTRA SERIES FUND


                                        By: /s/ David P. Marks
                                            ------------------------------------
                                            David P. Marks
                                            President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

              Name                                             Title                               Date
              ----                      ---------------------------------------------------   --------------


/s/David P. Marks                       President and Trustee (Principal Executive Officer)   April 25, 2008
-------------------------------------
David P. Marks


/s/Mary E. Hoffmann                     Treasurer (Principal Financial Officer)               April 25, 2008
-------------------------------------
Mary E. Hoffmann


/s/Linda S. Foltz*                                                                            April 25, 2008
-------------------------------------
Linda S. Foltz                          Trustee


/s/Rolf F. Bjelland*                                                                          April 25, 2008
-------------------------------------
Rolf F. Bjelland                        Trustee


/s/Steven P. Riege*                                                                           April 25, 2008
-------------------------------------
Steven P. Riege                         Trustee


/s/Richard E. Struthers*                                                                      April 25, 2008
-------------------------------------
Richard E. Struthers                    Trustee


*By: /s/Pamela M. Krill
-------------------------------------
Pamela M. Krill

Pursuant to Power of Attorney (see Exhibit (q) to this Registration Statement)

                                  EXHIBIT INDEX


                                                                                                      Filed
                               Exhibit                             Incorporated by Reference to     Herewith
         ------------------------------------------------------   -------------------------------   --------
(a.1)    Amended and Restated Declaration of Trust                                                      x

(b)      Amended and Restated Bylaws                              Post-Effective Amendment ("PEA")
                                                                  No. 19 to this Form N-1A
                                                                  Registration filed on February
                                                                  28, 1997

(c)      Not Applicable

(d.1)    Amended and Retated Management Agreement with MEMBERS                                          x
         Capital Advisors, Inc. effective November 29, 2007

(d.2a)   Investment Sub-Advisory Agreement with Wellington        PEA No. 24 to this Form N-1A
         Management Company LLP effective May 1, 2000 (relating   Registration Statement filed on
         to Mid Cap Value Fund)                                   April 20, 2000

(d.2b)   Investment Sub-Advisory Agreement with Wellington        PEA No. 29 to this Form N-1A
         Management Company LLP effective May 1, 2002 (relating   Registration Statement filed on
         to Mid Cap Growth Fund)                                  April 26, 2002

(d.2c)   Amendment to Investment Sub-Advisory Agreement with      PEA No. 37 to this Form N-1A
         Wellington Management Company LLP effective March 1,     Registration Statement filed on
         2007 (relating to Mid Cap Growth Fund)                   April 27, 2007

(d.2d)   Amendment to Investment Sub-Advisory Agreement with      PEA No. 37 to this Form N-1A
         Wellington Management Company LLP effective March 1,     Registration Statement filed on
         2007 (relating to Mid Cap Value Fund)                    April 27, 2007

(d.3)    Investment Sub-Advisory Agreement with Lazard Asset      PEA No. 27 to this Form N-1A
         Management effective October 15, 2000 (relating to       Registration Statement filed on
         International Stock Fund)                                October 10, 2000

(d.4)    Investment Sub-Advisory Agreement with Shenkman          PEA No. 33 to this Form N-1A
         Capital Management effective January 14, 2005            Registration Statement filed on
         (relating to High Income Fund)                           April 28, 2005

(d.5)    Investment Sub-Advisory Agreement with Mondrian          PEA No. 37 to this Form N-1A
         Investment Partners Limited effective May 1, 2007        Registration Statement filed on
         (relating to Global Securities Fund)                     April 27, 2007

(d.6)    Investment Sub-Advisory Agreement with Paradigm Asset    PEA No. 37 to this Form N-1A
         Management Co., LLC effective May 1, 2007 (relating to   Registration Statement  filed on
         Small Cap Growth Fund)                                   April 27, 2007

(d.7)    Investment Sub-Advisory Agreement with Wellington        PEA No. 37 to this Form N-1A
         Management Company LLP effective                         Registration Statement

         December 15, 2006 (relating to Small Cap Value Fund)     filed on April 27, 2007

(e)      Distribution Agreement between Ultra Series Fund and     PEA No. 19 to this Form N-1A
         CUNA Brokerage Services, Inc. effective December 29,     Registration Statement filed on
         1993                                                     February 28, 1997

(f)      N/A

(g.1)    Mutual Fund Custody Agreement between Ultra Series       PEA No. 22 to this Form N-1A
         Fund and State Street Bank and Trust Company effective   Registration Statement filed on
         April 30, 1997                                           February 12, 1999

(g.2)    Amendment No. 1 to Mutual Fund Custody Agreement         PEA No. 23 to this Form N-1A
         effective May 1, 1999                                    Registration Statement filed on
                                                                  April 23, 1999

(g.3)    Amendment to Mutual Fund Custody Agreement effective     PEA No. 26 to this Form N-1A
         December 2, 1999                                         Registration Statement filed on
                                                                  September 28, 2000

(g.4)    Amendment No. 2 to Mutual Fund Custody Agreement         PEA No. 28 to this Form N-1A
         effective October 15, 2000                               Registration Statement filed on
                                                                  April 12, 2001

(g.5)    Amendment No. 3 to Mutual Fund Custody Agreement         PEA No. 29 to this Form N-1A
         effective October 15, 2000                               Registration Statement filed on
                                                                  October 10, 2000

(g.6)    Amendment No. 4 to Mutual Fund Custody Agreement         PEA No. 28 to this Form N-1A
         effective March 14, 2001                                 Registration Statement filed on
                                                                  April 12, 2001

(g.7)    Amendment No. 5 to Mutual Fund Custody Agreement         PEA No. 28 to this Form N-1A
         effective May 1, 2002                                    Registration Statement filed on
                                                                  April 28, 2004

(g.8)    Amendment No. 6 to Mutual Fund Custody Agreement         PEA No. 40 to this Form N-1A
         effective May 1, 2007                                    Registration Statement filed on
                                                                  September 27, 2007

(g.9)    Amendment No. 7 to Mutual Fund Custody Agreement         PEA No. 40 to this Form N-1A
         effective October 1, 2007                                Registration Statement filed on
                                                                  September 27, 2007

(h.1)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Life Insurance Company Pension Plan for      Registration Statement filed on
         Home Office Employees                                    February 12, 1999

(h.2)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Life Insurance Company Pension Plan for      Registration Statement  filed on
         Agents                                                   February 12, 1999

(h.3)    Participation Agreement between Ultra Series             PEA No. 22 to this Form N-

         Fund and CUNA Mutual Life Insurance Company 401(k)       1A Registration Statement filed
         /Thrift Plan for Home Office Employees                   on February 12, 1999

(h.4)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Life Insurance Company 401(k)/Thrift Plan    Registration Statement filed on
         for Agents                                               February 12, 1999

(h.5)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Pension Plan                                 Registration Statement filed on
                                                                  February 12, 1999

(h.6)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Savings Plan                                 Registration Statement filed on
                                                                  February 12, 1999

(h.7)    Participation Agreement between Ultra Series Fund and    PEA No. 22 to this Form N-1A
         CUNA Mutual Thrift Plan                                  Registration Statement filed on
                                                                  February 12, 1999

(h.7a)   Amendment to Participation Agreements between Ultra                                            x
         Series Fund and various CUNA Mutual Group Retirement
         Plans

(h.8a)   Investment Accounting Agreement between State Street     PEA No. 28 to this Form N-1A
         Bank and Trust Company and Ultra Series Fund effective   Registration Statement filed on
         October 28, 2000                                         April 12, 2001

(h.8b)   Amendment to Investment Accounting Agreement with        PEA No. 33 to this Form N-1A
         State Street Bank and Trust Company effective November   Registration Statement filed on
         5, 2004                                                  April 28, 2005

(h.8c)   Amendment #3 to Investment Accounting Agreement with     PEA No. 40 to this Form N-1A
         State Street Bank and Trust Company effective June 30,   Registration Statement filed on
         2006                                                     September 27, 2007

(h.8d)   Amendment #4 to Investment Accounting Agreement with     PEA No. 40 to this Form N-1A
         State Street Bank and Trust Company effective May 1,     Registration Statement filed on
         2007                                                     September 27, 2007

(h.8e)   Amendment #5 to Investment Accounting Agreement with     PEA No. 40 to this Form N-1A
         State Street Bank and Trust Company effective October    Registration Statement filed on
         1, 2007                                                  September 27, 2007

(i.1)    Opinion and Consent of Counsel (original)                PEA No. 19 to this Form N-1A
                                                                  Registration Statement filed on
                                                                  February 28, 1997

(i.2)    Opinion and Consent of Counsel (for Target Date Funds)   PEA No. 40 to this Form N-1A
                                                                  Registration Statement filed on
                                                                  September 27, 2007

(j)      Consent of Deloitte & Touche LLP                                                               x

(k)      Not Applicable


(l.1)    Subscription Agreement between Ultra Series Fund and     PEA No. 28 to this Form N-1A
         CUNA Mutual Life Insurance Company effective October     Registration Statement  filed on
         31, 2000 (for Mid Cap Growth (formerly Emerging          April 12, 2001
         Growth) & International Stock Funds)

(l.2)    Subscription Agreement between Ultra Series Fund and     PEA No. 28 to this Form N-1A
         CUMIS Insurance Society effective October 31, 2000       Registration Statement filed on
         (for High Income & Global Securities Funds)              April 12, 2001

(l.3)    Subscription Agreement between Ultra Series Fund and     PEA No. 40 to this Form N-1A
         CUNA Mutual Insurance Society effective October 1,       Registration Statement filed on
         2007 (for Target Date Funds)                             September 27, 2007

(m.1)    Plan of Distribution dated May 1, 1997                   PEA No. 19 to this Form N-1A
                                                                  Registration Statement filed on
                                                                  February 28, 1997

(m.2)    Supplement No. 1 to Distribution Plan effective May 1,   PEA No. 23 to this Form N-1A
         1999                                                     Registration Statement filed on
                                                                  April 23, 1999

(m.3)    Supplement No. 2 to Distribution Plan effective          PEA No. 26 to this Form N-1A
         October 15, 2000                                         Registration Statement filed on
                                                                  September 28, 2000

(m.4)    Supplement No. 3 to Distribution Plan effective May 1,   PEA No. 37 to this Form N-1A
         2006                                                     Registration Statement filed on
                                                                  April 27, 2007

(m.5)    Supplement No. 4 to Distribution Plan effective May 1,   PEA No. 37 to this Form N-1A
         2007                                                     Registration Statement filed on
                                                                  April 27, 2007

(n)      Multi-Class Plan                                         PEA No. 19 to this Form N-1A
                                                                  Registration Statement filed on
                                                                  February 28, 1997

(o)      Reserved

(p.1)    Amended and Restated MEMBERS Capital Advisors, Inc.,     PEA No. 38 to this Form N-1A
         MEMBERS Mutual Funds and Ultra Series Fund's Code of     Registration Statement filed on
         Ethics dated August 23, 2007                             September 7, 2007

(p.2)    Amended and Restated CUNA Brokerage Services, Inc.'s     PEA No. 37 to this Form N-1A
         Code of Ethics effective March, 2006                     Registration Statement filed on
                                                                  April 27, 2007

(p.3)    Lazard Asset Management  LLC's Code of Ethics            PEA No. 37 to this Form N-1A
         effective February, 2006                                 Registration Statement filed on
                                                                  April 27, 2007

(p.4)    Wellington Management Company's Code of Ethics           PEA No. 37 to this Form N-1A
         effective January 1, 2007                                Registration Statement filed on
                                                                  April 27, 2007

(p.5)    Shenkman Capital Management, Inc.'s Code of Ethics                                             x
         effective July 1, 2007

(p.6)    Mondrian Investment Partners' Code of Ethics effective   PEA No. 37 to this Form N-1A
         January, 2007                                            Registration Statement filed on
                                                                  April 27, 2007

(p.7)    Paradigm Asset Management Company LLC's Code of                                                x
         Ethics effective July 30, 2007

(q)      Powers of Attorney for each Trustee of the Ultra                                               x
         Series Funds